EX-99.A. Financial Statements

KPMG

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Financial Statements

and Supplemental Schedules

December 31, 2012 and 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of North America:

We have audited the accompanying consolidated balance sheets of Allianz Life Insurance Company of North America and subsidiaries (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2012. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

Minneapolis, Minnesota

March 25, 2013

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2012 and 2011
(In thousands, except share data)

Assets	2012	2011
Investments:
Fixed-maturity securities:
Available-for-sale, at fair value (amortized cost of
$59,652,036 and $59,011,411, respectively)	$68,178,162	64,889,283
Trading, at fair value (amortized cost of
$2,950 and $5,795, respectively)	3,042	6,008
Held to maturity, at amortized cost (fair value of
$486,715 and $559,946, respectively)	475,074	534,431
Mortgage loans on real estate (net of valuation allowances
of $85,250 and $75,018, respectively)	6,045,334	5,926,441
Short-term securities	5,502	5,852
Derivatives	490,149	567,539
Real estate (net of accumulated depreciation of $0
and $8,747, respectively)	—	20,823
Loans to affiliates	28,725	56,018
Policy loans	163,768	171,030
Acquired loans	216,062	233,703
Equity securities, at fair value:
Trading (cost of $25,284 and $22,255, respectively)	28,795	20,745
Other invested assets	23,262	8,964
Total investments	75,657,875	72,440,837
Cash and cash equivalents	2,080,173	3,164,084
Accrued investment income	768,277	753,099
Receivables (net of allowance for uncollectible accounts
of $6,938 and $8,897, respectively)	158,588	70,209
Reinsurance recoverables and receivables	4,079,593	4,054,150
Deferred acquisition costs	2,393,458	4,777,224
Other assets	1,651,474	1,987,054
Assets, exclusive of separate account assets	86,789,438	87,246,657
Separate account assets	25,670,675	20,558,885
Total assets	$112,460,113	107,805,542

(Continued)

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2012 and 2011
(In thousands, except share data)

Liabilities and Stockholder’s Equity	2012	2011
Policyholder liabilities:
Account balances and future policy benefit reserves	$75,000,691	74,916,994
Policy and contract claims	358,732	294,009
Unearned premiums	88,883	86,027
Other policyholder funds	186,607	192,020
Total policyholder liabilities	75,634,913	75,489,050
Derivative liability	279,825	268,223
Mortgage notes payable	105,858	112,151
Other liabilities	2,333,383	3,095,306
Liabilities, exclusive of separate account liabilities	78,353,979	78,964,730
Separate account liabilities	25,670,675	20,558,885
Total liabilities	104,024,654	99,523,615
Stockholder’s equity:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation
preference of $150,082 and $208,716 at December 31, 2012
and 2011, respectively	8,909	8,909
Class A, Series B preferred stock, $1 par value. Authorized,
10,000,000 shares; issued and outstanding, 9,994,289 shares;
liquidation preference of $149,509 and $216,367
at December 31, 2012 and 2011, respectively	9,994	9,994
Common stock, $1 par value. Authorized, 40,000,000 shares;
issued and outstanding, 20,000,001 shares
at December 31, 2012 and 2011	20,000	20,000
Loan to parent company	—	(4,963)
Additional paid-in capital	4,053,371	4,053,371
Retained earnings	2,110,280	2,302,662
Accumulated other comprehensive income, net of tax	2,232,905	1,891,954
Total stockholder’s equity	8,435,459	8,281,927
Total liabilities and stockholder’s equity	$112,460,113	107,805,542
See accompanying notes to consolidated financial statements.

3

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Consolidated Statements of Operations
Years ended December 31, 2012, 2011, and 2010
(In thousands)

	2012	2011	2010
Revenue:
Premiums	$240,604	254,501	263,868
Policy fees	932,737	803,684	766,815
Premiums and policy fees, ceded	(124,184)	(131,990)	(154,711)
Net premiums and policy fees	1,049,157	926,195	875,972
Interest and similar income, net	3,632,406	3,520,016	3,324,907
Derivative loss	(159,487)	(204,324)	(351,352)
Realized investment gains, net	229,909	112,150	583,116
Fee and commission revenue	212,458	210,687	181,303
Other revenue	28,248	11,498	41,672
Total revenue	4,992,691	4,576,222	4,655,618
Benefits and expenses:
Policyholder benefits	973,757	707,552	539,667
Change in fair value of annuity embedded derivatives	1,140,185	1,984,638	1,146,677
Benefit recoveries	(286,714)	(342,544)	(250,104)
Net interest credited to account values	1,062,975	1,375,146	1,356,343
Net benefits and expenses	2,890,203	3,724,792	2,792,583
Commissions and other agent compensation	859,823	963,909	989,111
General and administrative expenses	645,656	629,654	604,750
Change in deferred acquisition costs, net	684,350	(735,151)	(158,421)
Total benefits and expenses	5,080,032	4,583,204	4,228,023
(Loss) income from operations before income taxes	(87,341)	(6,982)	427,595
Income tax (benefit) expense:
Current	280,018	(63,316)	282,145
Deferred	(324,977)	5,441	(173,073)
Total income tax (benefit) expense	(44,959)	(57,875)	109,072
Net (loss) income	$(42,382)	50,893	318,523
Supplemental disclosures:
Realized investment (losses), net:
Total other-than-temporary impairment losses on securities	$(28,768)	(21,487)	—
Portion of loss recognized in other comprehensive income	—	—	—
Net impairment losses recognized in realized
investment gains, net	(28,768)	(21,487)	—
Other net realized gains	258,677	133,637	583,116
Realized investment gains, net	$229,909	112,150	583,116
See accompanying notes to consolidated financial statements.

4

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years ended December 31, 2012, 2011, and 2010
(In thousands)

	2012	2011	2010
Net (loss) income	$(42,382)	50,893	318,523
Foreign currency translation adjustments, net of tax	604	(541)	1,342
Unrealized (losses) gains on postretirement obligation, net of tax	(226)	12	(138)
Unrealized gains on fixed-maturity and equity securities:
Unrealized holding gains arising during the period,
net of effect of shadow adjustments of $(2,096,441),
$(1,521,955), and $(998,590) in 2012, 2011, and 2010,
respectively, and net of tax expense of $(270,777), $(536,353),
and $(549,154) in 2012, 2011, and 2010, respectively	486,218	1,012,728	1,012,689
Change in noncredit-related impairments on securities during the period, net of effect of shadow adjustments of $(16,174),
$20,471, and $(10,215) in 2012, 2011, and 2010, respectively, and net of tax (expense) benefit of $(2,044), $7,333, and
$(5,548) in 2012, 2011, and 2010, respectively	3,796	(13,616)	10,304
Adjustment for realized gains reclassified from
unrealized holding gains (losses), included in net income,
net of tax benefit, of $80,468, $39,252, and $204,091
in 2012, 2011, and 2010, respectively	(149,441)	(72,897)	(379,026)
Total unrealized holding gains	340,573	926,215	643,967
Total other comprehensive income	340,951	925,686	645,171
Total comprehensive income	$298,569	976,579	963,694
See accompanying notes to consolidated financial statements.

5

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Consolidated Statements of Stockholder’s Equity
Years ended December 31, 2012, 2011, and 2010
(In thousands)

						Accumulated
			Loan to	Additional		other	Total
	Preferred	Common	parent	paid-in	Retained	comprehensive	stockholder’s
	stock	stock	company	capital	earnings	income	equity
2010:
Balance, beginning of year	$18,903	20,000	(158,765)	4,053,371	2,026,393	321,097	6,280,999
Comprehensive income:
Net income	—	—	—	—	318,523	—	318,523
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	643,967	643,967
Net unrealized loss on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	(138)	(138)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	1,342	1,342
Total comprehensive income							963,694
Dividend	—	—	—	—	(41,489)	—	(41,489)
Payment received on loan	—	—	49,826	—	—	—	49,826
Adjustment to initially apply new
investment accounting guidance for
credit derivatives, net of taxes	—	—	—	—	(1,658)	—	(1,658)
Balance, end of year	$18,903	20,000	(108,939)	4,053,371	2,301,769	966,268	7,251,372
2011:
Balance, beginning of year	$18,903	20,000	(108,939)	4,053,371	2,301,769	966,268	7,251,372
Comprehensive income:
Net income	—	—	—	—	50,893	—	50,893
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	926,215	926,215
Net unrealized gain on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	12	12
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	(541)	(541)
Total comprehensive income							976,579
Dividend	—	—	50,000	—	(50,000)	—	—
Payment received on loan	—	—	53,976	—	—	—	53,976
Balance, end of year	$18,903	20,000	(4,963)	4,053,371	2,302,662	1,891,954	8,281,927
2012:
Balance, beginning of year	$18,903	20,000	(4,963)	4,053,371	2,302,662	1,891,954	8,281,927
Comprehensive income:
Net loss	—	—	—	—	(42,382)		(42,382)
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	340,573	340,573
Net unrealized loss on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	(226)	(226)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	604	604
Total comprehensive income							298,569
Dividend	—	—	—	—	(150,000)	—	(150,000)
Payment received on loan	—	—	4,963	—	—	—	4,963
Balance, end of year	$18,903	20,000	—	4,053,371	2,110,280	2,232,905	8,435,459
See accompanying notes to consolidated financial statements.

6

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2012, 2011, and 2010
(In thousands)

	2012	2011	2010
Cash flows provided by operating activities:
Net (loss) income	$(42,382)	50,893	318,523
Adjustments to reconcile net (loss) income to net
cash provided by operating activities:
Realized investment gains	(229,909)	(112,150)	(583,116)
Purchases of trading securities	(13,174)	(4,806)	(65,332)
Sale and other redemptions of trading securities	17,179	130,077	5,460,921
Change in annuity-related options, derivatives,
and gross reserves	1,358,018	398,135	919,359
Deferred income tax (benefit) expense	(324,977)	5,441	(173,073)
Charges to policy account balances	(120,090)	(103,906)	(101,833)
Gross interest credited to account balances	1,430,161	1,727,538	1,768,350
Amortization of discount, net	(56,380)	(20,739)	(36,759)
Change in:
Accrued investment income	(15,178)	(62,190)	(114,971)
Receivables	(88,379)	71,186	(75,219)
Reinsurance recoverables and receivables	(25,443)	(72,657)	26,024
Deferred acquisition costs	684,350	(735,151)	(158,421)
Future policy benefit reserves	112,768	1,444,265	228,953
Policy and contract claims	64,723	41,010	33,689
Other policyholder funds	(5,413)	(44,466)	19,815
Unearned premiums	(5,730)	(75)	(22,354)
Other assets and liabilities	(34,519)	(1,299,919)	664,414
Other, net	80	(588)	40,429
Total adjustments	2,748,087	1,361,005	7,830,876
Net cash provided by operating activities	2,705,705	1,411,898	8,149,399

 (Continued)

7

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2012, 2011, and 2010
(In thousands)

	2012	2011	2010
Cash flows used in investing activities:
Purchase of available-for-sale fixed-maturity securities	$(7,832,093)	(10,131,213)	(19,022,718)
Purchase of available-for-sale equity securities	(337,225)	(68)	(15,855)
Purchase of real estate	(228)	(4,350)	(5,644)
Funding of mortgage loans on real estate	(592,716)	(955,786)	(206,149)
Sale and other redemptions of fixed-maturity securities	7,087,767	5,765,352	8,158,499
Matured fixed-maturity securities	472,067	464,602	348,992
Sale of available-for-sale equity securities	348,635	4,884	63,706
Sale of derivative securities	318,150	635,174	204,459
Sale of real estate	—	316,183	32,000
Net change in securities lending	(688,770)	1,531,308	11,886
Repayment of mortgage loans on real estate	463,591	319,904	318,073
Net change in short-term securities	350	72,185	464,408
Purchase of home office property and equipment	(4,016)	(2,737)	(4,832)
Purchase of interest in equity method investees	(1,219)	(1,754)	(4,600)
Change in loan to affiliate	27,293	25,932	32,094
Options purchased, net	(431,167)	(404,109)	(16,585)
Other, net	(6,838)	4,023	(1,390)
Net cash used in investing activities	(1,176,419)	(2,360,470)	(9,643,656)
Cash flows (used in) provided by financing activities:
Policyholders’ deposits to account balances	5,817,341	6,812,260	7,345,025
Policyholders’ withdrawals from account balances	(6,826,518)	(5,644,985)	(5,069,077)
Policyholders’ net transfers between account balances	(1,495,577)	293,032	203,724
Change in amounts drawn in excess of bank balances	42,887	24,762	59,047
Dividend paid to parent company	(150,000)	—	—
Payment received on loan to parent company	4,963	53,976	49,826
Change in mortgage notes payable	(6,293)	(5,955)	(5,636)
Net cash (used in) provided by financing activities	(2,613,197)	1,533,090	2,582,909
Net change in cash and cash equivalents	(1,083,911)	584,518	1,088,652
Cash and cash equivalents at beginning of year	3,164,084	2,579,566	1,490,914
Cash and cash equivalents at end of year	$2,080,173	3,164,084	2,579,566
See accompanying notes to consolidated financial statements.

8

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of North America is a wholly owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly owned subsidiary of Allianz Europe, B.V., Allianz Europe, B.V. is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), the Company’s ultimate parent, which is incorporated in Munich, Germany. Allianz Life Insurance Company of North America and its wholly owned subsidiaries are referred to as the Company.

The Company is a life insurance company licensed to sell annuity, group accident and health, and group and individual life policies in the United States, Canada, and several U.S. territories. Based on 2012 statutory net premium written, 96%, 3%, and 1% of the Company’s business is annuity, life insurance, and accident and health, respectively. The annuity business comprises fixed-indexed, variable, and fixed interest annuities representing 61%, 38%, and 1% of 2012 statutory annuity net premium written, respectively. Life business comprises both traditional and group life. Life business includes products with guaranteed premiums and benefits and consists principally of universal life policies, term insurance policies, limited payment contracts, and certain annuity products with life contingencies. Accident and health business primarily comprises long-term care (LTC) insurance. During 2009, the Company discontinued selling LTC products. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The accounts of the Company’s primary subsidiary, Allianz Life Insurance Company of New York, and other less significant subsidiaries have been consolidated. All significant intercompany balances and transactions have been eliminated in consolidation.

(b)	Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Consolidated Financial Statements. Such changes in estimates are recorded in the period they are determined.

During 2012, the Company recorded a change in estimate related to the implementation of a new model for the valuation of policyholder reserves, deferred acquisition costs (DAC), deferred sales inducements (DSI), and value of business acquired (VOBA) for the Company’s fixed and fixed-indexed annuities. Reserve changes were primarily driven by more sophisticated modeling of

 (Continued)

9

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

newer product features such as lifetime income riders. In addition to DAC amortization related to these reserve changes, the Company’s DAC balances changed as a result of bringing the DAC projection model in line with the reserve model. Historically, the valuation and projection models were distinct in such cases as compression and product mapping. Now, valuation and projection are maintained within the same model, which provides greater consistency and a more refined estimate. This change in estimate resulted in a reserve decrease of $288,822, and caused additional DAC, DSI, and VOBA amortization of $710,549.

(c)	Investment Products and Universal Life Business

Investment products consist primarily of fixed, variable, and deferred annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees on the Consolidated Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums, which include unearned revenue reserves (URR), and are recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed, variable, and certain life products are recorded at fair value and changes in value are included in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in net interest credited to account values and policyholder benefits, respectively, on the Consolidated Statements of Operations.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferring and amortizing related acquisition costs.

Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Goodwill

Goodwill is the excess of the amount paid to acquire a company over the fair value of its tangible net assets, value of business acquired (VOBA), other identifiable intangible assets, and valuation adjustments (such as impairments), if any. Goodwill is reported in other assets on the Consolidated Balance Sheets.

 (Continued)

10

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Goodwill is evaluated annually for impairment at the reporting unit level, which is one level below an operating segment. Goodwill of a reporting unit is also tested for impairment on an interim basis if a triggering event occurs, such as a significant adverse change in the business climate or a decision to sell or dispose of a business unit. The goodwill impairment test follows a two-step process as defined in the Intangibles – Goodwill and Other Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification). In the first step, the fair value of a reporting unit is compared with its carrying value. This process requires judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, and expected revenues and earnings. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. If the carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss would be recognized in an amount equal to that excess. The carrying value will be reduced to its fair value with a corresponding charge to operations.

(f)	Value of Business Acquired and Other Intangible Assets

The value of insurance in-force purchased is recorded as the VOBA and is reported in other assets on the Consolidated Balance Sheets. The initial value was determined by an actuarial study using the present value of future profits in calculating the value of the insurance purchased. An accrual of interest is added to the unamortized balance using the rates credited to the policyholder accounts. The balance is amortized in relation to the present value of expected future gross profits in the same manner as deferred acquisition costs (DAC). The amortization period is expected to be approximately 20 years from the date the business was acquired; however, the Company continually monitors this assumption. If estimated gross profits differ from expectations, the amortization of VOBA is adjusted on a retrospective or prospective basis, as appropriate.

Adjustments to VOBA are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow VOBA). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

The recoverability of VOBA is evaluated annually, or earlier if factors warrant, based on estimates of future earnings related to the insurance in-force purchased. If the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business acquired, are not sufficient to recover VOBA, the difference, if any, is charged to expense through general and administrative expenses within the Consolidated Statements of Operations.

Intangible assets are identified by the Company in accordance with the Intangibles – Goodwill and Other Topic of the Codification, which requires an identifiable intangible asset to be recognized apart from goodwill when it arises from contractual or legal rights or it is capable of being separated and valued when sold, transferred, licensed, rented, or exchanged. The Company determines the

 (Continued)

11

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

useful life and amortization period for each intangible asset identified at acquisition, and continually monitors these assumptions. An intangible asset with a determinable life is amortized over that period, while an intangible asset with an indefinite useful life is not amortized.

The Company’s intangible assets include trademarks, agent lists, and noncompete agreements that were acquired as a result of the Company’s ownership in field marketing organizations, and are reported in other assets on the Consolidated Balance Sheets. These intangible assets were assigned values using the present value of projected future cash flows and are generally amortized over five years using the straight-line method. Also included in the Company’s intangible assets are the trade name and service mark of a broker-dealer acquired during 2005, and state insurance licenses acquired in 2007.

Recoverability of the value of the amortizing intangible assets is assessed under impairment and disposal sections of the Property, Plant, and Equipment Topic of the Codification, which states that long-lived assets shall be tested for recoverability whenever events or changes in circumstances indicate the carrying amount may not be recoverable.

Recoverability of the value of the nonamortizing intangible assets is assessed under the Intangibles – Goodwill and Other Topic of the Codification, which states that nonamortizing intangible assets shall be tested for recoverability annually or earlier if events or changes in circumstances indicate the carrying amount may not be recoverable.

(g)	Deferred Acquisition Costs

Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. For interest-sensitive products and variable annuity contracts, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. DAC is reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed annuities, variable annuities, and life insurance products. Evaluating recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

 (Continued)

12

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively in change in DAC, net on the Consolidated Statements of Operations.

Adjustments may also be made to the estimated gross profits related to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 9.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract is immediately expensed and any new DAC on the replacement contract is deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(h)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred as paid or credited to contractholders and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) are reported in other assets in the Consolidated Balance Sheets. They are

 (Continued)

13

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI capitalization and amortization are recorded in policyholder benefits on the Consolidated Statements of Operations.

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment grade items that were purchased with other yield considerations.

(i)	Account Balances and Future Policy Benefit Reserves

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Certain two-tier fixed annuity products provide additional benefits payable upon annuitization for period-certain and life-contingent payout options. An additional annuitization reserve is accrued using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed

 (Continued)

14

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior.

Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.9% to 6.0%.

Future policy benefit reserves on LTC products are computed using a net level reserve method. Reserves are determined as the excess of the present value of future benefits over the present value of future net premiums and are based on best estimate assumptions for morbidity, mortality, lapse, and interest with provisions for adverse deviation. Most LTC reserve interest assumptions range from 5.0% to 6.0%.

(j)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(k)	Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in premiums and policy fees, ceded, and benefit recoveries, respectively, on the Consolidated Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves, and policy and contract claims covered under reinsurance contracts are recorded in reinsurance recoverables and receivables on the Consolidated Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as receivables on the Consolidated Balance Sheets. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in other liabilities on the Consolidated Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Consolidated Balance Sheets. Such gains are amortized into operations over either the revenue-producing period or the claims run-off period, as appropriate, of the related reinsured policies. These amortized gains are recorded in other revenue on the Consolidated Statements of Operations.

 (Continued)

15

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(l)	Investments

The Company classifies certain fixed-maturity and equity securities as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related adjustments to DAC, DSI, VOBA, and reserves (commonly referred to as shadow adjustments). The adjustments to DAC, DSI, and VOBA represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The Company has portfolios of certain fixed-maturity and equity securities classified as “trading,” and accordingly, the securities are carried at fair value, and related unrealized gains and losses are reflected as realized investment gains, net, within the Consolidated Statements of Operations. The primary trading portfolio was liquidated in 2010. The Company has other trading portfolios that are actively managed. The primary trading portfolio was used to attempt to match the change in fair value associated with embedded derivative liabilities related to fixed-indexed annuities. The Company determined this match was not effective due to credit-related factors impacting the fair value of the securities in this trading portfolio.

The Company has portfolios of certain fixed-maturity securities classified as “held-to-maturity,” and accordingly, the securities are carried at amortized cost on the Consolidated Balance Sheets. The Company has the intent and ability to hold such securities to maturity.

In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date they are declared and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method.

The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are valued and carried at fair value and the unrealized gains and losses on the derivatives are reflected in derivative loss within the Consolidated Statements of Operations.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheets and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, at the hedge’s inception and on a quarterly basis, whether the derivatives used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in cash flows of hedged items.

 (Continued)

16

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness is measured using the dollar offset method. The dollar offset method compares changes in cash flows of the hedging instrument with changes in the cash flows of the hedged item attributable to the hedged risk. Random changes in interest rate movements are assumed. Related changes in the cash flows of the hedging instrument are expected to offset the changes in the cash flows of the hedged item as the notional/par amounts, reset dates, interest rate indices, and business day conventions are the same for both the bond and the swap. The cumulative amount of unrealized gains and losses of the hedging instrument is recognized in accumulated other comprehensive income, net of tax on the Consolidated Balance Sheets. The ineffective portion of the change in the fair value of the hedging instrument is recognized in derivative loss in the Consolidated Statements of Operations.

Mortgage-backed securities and structured securities are amortized using, among other assumptions, anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. For all structured securities except for Collateralized Debt Obligations (CDOs), when estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Consolidated Statements of Operations. For CDOs, when adjustments are anticipated for prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by the Beneficial Interests in Securitized Financial Assets Topic of the Codification.

Mortgage loans on real estate are reflected at unpaid principal balances adjusted for an allowance for uncollectible balances. Interest on mortgage loans is accrued on a monthly basis and recorded in interest and similar income, net on the Consolidated Statements of Operations. The Company analyzes loan impairment at least annually when assessing the adequacy of the allowance for uncollectible balances. The Company considers recent trends in the Company’s loan portfolio and information on current loans, such as loan-to-value ratios and debt service coverage, which could impact a loan’s credit quality. The Company also evaluates the mortgage loan reserve to ensure that the estimate is based on the most recent available industry default and loss studies and historical default rates for the Company as compared with default rates for the industry group. The Company does not accrue interest on defaulted loans.

Short-term securities are carried at amortized cost, which approximates fair value. Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Loans to affiliates are carried at cost, and interest is accrued monthly, with payments received semiannually. Real estate consists of building and land and is

 (Continued)

17

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

carried at cost less accumulated depreciation. The buildings are amortized over 39 years at acquisition, and improvements and additions are depreciated using the straight-line method over the remaining life of the real estate. Forward commitments are carried at fair value.

During 2012, the Company invested in the common stock of Federal Home Loan Bank of Des Moines (FHLB). The investment is carried at cost, which approximates fair value, and is reported in other invested assets on the Consolidated Balance Sheets. The investment is evaluated for impairment based on the ultimate recoverability of its par value.

Management completes its own Independent Price Verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee. The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible, except for short-term securities that are priced at amortized cost. Prices obtained from third-party pricing sources are also analytically reviewed by the Company’s portfolio custodian for reasonableness.

During 2011, the Company acquired a portfolio of assets as part of the liquidation of a CDO investment. A portion of these acquired assets have deteriorated credit quality and are recorded as acquired loans on the Consolidated Balance Sheets. Acquired loans are initially recorded at fair value, and changes in expected cash flows are recorded as adjustments to accretable yield, to the carrying amount, or both. Fair values are obtained using a combination of third-party vendors, cash flow modeling, and matrix pricing, which is reviewed by the Company Pricing Committee. Accretable yield refers to the amount of undiscounted cash flows expected in excess of the carrying amount. This amount is converted into a rate and accreted into interest and similar income, net on the Consolidated Statements of Operations. Interest is recorded as received on certain acquired loans that do not have reasonably estimable cash flows.

Realized gains and losses are computed based on the average cost basis of all lots owned of each security.

The Company reviews the available-for-sale and held-to-maturity investment portfolios to determine whether or not declines in fair value are other than temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed-income securities are considered other-than-temporarily impaired. In addition, the Investments – Debt and Equity Securities Topic of the Codification requires that the Company evaluate other-than-temporary impairments (OTTI) on available-for-sale and held-to-maturity fixed-maturity securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered.

 (Continued)

18

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions is met, the Company must recognize an OTTI for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in realized investment gains, net on the Consolidated Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, VOBA, reserves, and deferred income taxes. For available-for-sale and held-to-maturity securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in accumulated other comprehensive income, included as a separate component in the Consolidated Statements of Comprehensive Income.

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure on its Consolidated Statements of Operations that presents the total OTTI losses recognized during the period less the portion of OTTI losses

 (Continued)

19

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

recognized in other comprehensive income to equal the credit-related portion of OTTI that was recognized in earnings during the period. The portion of OTTI losses recognized in other comprehensive income includes the portion of OTTI losses related to factors other than credit recognized during the period, offset by reclassifications of OTTI losses previously determined to be related to factors other than credit that are determined to be credit related in the current period. The amount presented in the supplemental disclosure on the Consolidated Statements of Operations represents the portion of OTTI losses recognized in other comprehensive income and excludes subsequent increases and decreases in the fair value of these securities.

The Company views equity securities that have a fair value of at least 20% below average cost at the end of a quarter or are in an unrealized loss position for nine consecutive months as other-than-temporarily impaired. However, other factors, including market analysis, current events, recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time, are also used to determine whether equity securities are considered other-than-temporarily impaired and may result in an equity security being impaired. All previously impaired equity securities will incur additional OTTI should the fair value fall below the book value.

Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Consolidated Statements of Operations. The Company adjusts DAC, DSI, and VOBA for impairments on securities, as discussed in their respective sections of this note.

(m)	Option and Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the fluctuation of various U.S. and international stock market indices. In addition, certain variable annuity contracts provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.

The OTC option contracts and ETO contracts are reported at fair value as derivatives on the Consolidated Balance Sheets. The fair value of the OTCs is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETOs is based on quoted market prices. The liability for the benefits is reported in account balances and future policy benefit reserves on the Consolidated Balance Sheets. Changes in unrealized gains and losses on the option contracts are

 (Continued)

20

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

recorded in derivative loss on the Consolidated Statements of Operations. Incremental gains and losses from expiring options are included in derivative loss on the Consolidated Statements of Operations.

Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Consolidated Balance Sheets. Gains and/or losses on futures contracts are included in derivative loss on the Consolidated Statements of Operations.

(n)	Interest Rate Swaps and Total Return Swaps

The Company invests in interest rate swaps and total return swaps (TRS) through an actively managed investment portfolio. These derivatives are used to hedge cash flows and market risks embedded in certain annuities. The interest rate swaps and TRS are reported at fair value as derivatives on the Consolidated Balance Sheets. The fair value of the interest rate swaps is derived using a third-party vendor software program and deemed by management to be reasonable. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded in derivative loss on the Consolidated Statements of Operations.

(o)	Securities Lending

The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the Consolidated Balance Sheets as cash and cash equivalents, and other liabilities, respectively. Securities on loan remain on the Consolidated Balance Sheets, and interest and dividend income earned by the Company on loaned securities is recognized in interest and similar income, net on the Consolidated Statements of Operations.

The Company participates in restricted securities lending arrangements whereby specific securities are loaned to other institutions. The collateral is defined by the agreement to be cash and cash equivalents. The Company began participating in unrestricted arrangements whereby the Company may use collateral for general purposes. For securities lending agreements, Company policies require a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral. The Company had fair value of securities on loan of $821,782 and $1,506,042, in fixed-maturity securities, on the Consolidated Balance Sheets, and held collateral in the amounts of $854,424 and $1,543,194, in cash and cash equivalents, on the Consolidated Balance Sheets as of December 31, 2012 and 2011, respectively.

(p)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) approximate estimated fair values, which are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained

 (Continued)

21

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

(q)	Company-Owned Life Insurance

Company-owned life insurance (COLI) is recognized at the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the cash surrender value. Subsequent measurement of the contract is also at the cash surrender value with changes in cash surrender value recognized as an adjustment of the premium paid. The COLI policies are reported in other assets on the Consolidated Balance Sheets as of December 31, 2012 and 2011.

(r)	Home Office Property and Equipment

Home office property consists of buildings and land, and equipment consists of furniture, office equipment, leasehold improvements, and computer hardware. They are reported at cost, net of accumulated depreciation, in other assets on the Consolidated Balance Sheets. Major upgrades and improvements are capitalized, while maintenance and repairs are expensed when incurred. Depreciation is computed over the estimated useful lives (3 – 7 years, depending on the asset) of depreciable assets using the straight-line method. The cost and accumulated depreciation for home office property and equipment sold, retired, or otherwise disposed of are relieved from the accounts, and resulting gains or losses are reflected in general and administrative expenses on the Consolidated Statements of Operations. The property and equipment balance was $151,661, net of accumulated depreciation of $104,281 as of December 31, 2012, and $155,168, net of accumulated depreciation of $97,819 as of December 31, 2011.

Preoperating and start-up costs incurred in connection with the construction of the Company’s headquarters were capitalized until the facility became operational. Interest was also capitalized in connection with the construction and recorded as part of the asset. These costs are being amortized, using the straight-line method, over a 39-year period. The amounts of capitalized costs amortized, including interest, during 2012, 2011, and 2010 were $2,275, $2,275, and $2,275, respectively. The expansion of the Company’s headquarters was put into operation in 2006, resulting in amortization of $2,104, $2,104, and $2,104 for the years ended December 31, 2012, 2011, and 2010, respectively.

(s)	Income Taxes

The Company and its subsidiaries, with the exception of Allianz Life and Annuity Company (ALAC), file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations and then reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, each of its insurance subsidiaries except ALAC, and Questar Capital Corporation (Questar) generally will be paid for the tax benefit

 (Continued)

22

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

on their losses and any other tax attributes to the extent they could have obtained a benefit against their post-1990 separate return tax liability.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Consolidated Balance Sheets. Any such change could significantly affect the amounts reported on the Consolidated Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time (see further discussion in note 15).

(t)	Stockholder’s Equity, Loan to Parent Company

The Company entered into an agreement during 2002 to lend AZOA $250,000 (see further discussion in note 16). This agreement was executed in close proximity to a capital contribution from AZOA of $650,000 in the form of preferred stock of an affiliate. The unamortized loan balance is recorded as contra equity in accordance with the Equity Topic of the Codification. This loan was paid in full during 2012.

(u)	Stockholder’s Equity, Accumulated Unrealized Foreign Currency

Foreign currency translation adjustments are related to the conversion of foreign currency upon the consolidation of a foreign subsidiary (see further discussion in note 21). The net assets of the Company’s foreign operations are translated into U.S. dollars using exchange rates in effect at each year-end. Translation adjustments arising from differences in exchange rates from period to period are included in the foreign currency translation adjustments, net of tax reported, as a separate component of comprehensive income on the Consolidated Statements of Comprehensive Income.

 (Continued)

23

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(v)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity and life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity and life contracts through its separate accounts where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets and liabilities are reported as summary totals on the Consolidated Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in policy fees on the Consolidated Statements of Operations. Administrative and other services are included in fee and commission revenue on the Consolidated Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Codification and are included in policyholder benefits on the Consolidated Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current guaranteed value amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

 (Continued)

24

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals.

•
Ratchet – Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, annual – evaluated annually, and six-year – evaluated every sixth year.

•
Rollup – Provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated with a compound interest rate. There are two variations of rollup interest rates: 5% with no cap and 3% with a cap of 150% of premium. This GMDB locks in at age 81.

•
Earnings Protection Rider – Provides the greater of a return of premium death benefit or a death benefit equal to the contract value plus a specified percentage of the earnings on the contract at the date of death.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.

•	Ratchet – Provides an annuitization value equal to the greater of account value, net premiums, or the highest one-year anniversary account value (prior to age 81), adjusted for withdrawals.

•
Rollup – Provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products.

 (Continued)

25

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2012 and 2011:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption of 6.5% and 7.6% in 2012 and 2011, respectively.

•	Volatility assumption of 13.4% and 13.7% in 2012 and 2011, respectively.

•
Mortality assumption of 94.0% and 97.3% of the Annuity 2000 Mortality Table for actively sold variable annuity products in 2012 and 2011, respectively, and 50% of the 1994 MGDB Mortality Table for all other products.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

•	Discount rates vary by contract type and equal an assumed long-term investment return (6.5%), less the applicable mortality and expense rate.

•	GMIB contracts only – dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments).

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can

 (Continued)

26

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

be negative (contra liability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised. Products featuring GMWB benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2012 and 2011:

•	1000 stochastically generated investment performance scenarios.

•	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over four years as shown below:

[Missing Graphic Reference]

[Missing Graphic Reference]

•
Mortality assumption of 94.0% and 97.3% of the Annuity 2000 Mortality Table for actively sold variable annuity products in 2012 and 2011, respectively, and 50% of the 1994 MGDB Mortality Table for all other products.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

 (Continued)

27

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Discount rates equal to current month’s U.S. Treasury rates plus a company specific spread.

The Company issues fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited, because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(w)	Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company currently has a permitted practice in effect for one of its affiliates, which allows interest rate swaps to be accounted for using hedge accounting. This permitted practice does not significantly impact statutory capital and surplus or regulatory risk-based capital requirements.

(x)	Recently Issued Accounting Pronouncements – Adopted

In July 2012, the FASB amended the Goodwill and Other Intangibles Topic in the Codification. The amended guidance permits an entity to make a qualitative assessment to determine whether it is more likely than not that an indefinite-lived intangible asset, other than goodwill, is impaired. This guidance is effective for fiscal years beginning after September 15, 2012. The Company adopted this guidance beginning January 1, 2012. The guidance did not have a financial impact on the Company’s Consolidated Financial Statements.

In September 2011, the FASB issued guidance that permits a reporting entity to make a qualitative assessment of whether it is more likely that a reporting unit’s fair value is less than its carrying amount before applying the two-step goodwill impairment test. In such a case, the two-step impairment test would be unnecessary. However, if an entity concludes otherwise, then it would first be required to perform the first step by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit, as currently required. If the carrying amount of the reporting unit exceeds its fair value, then the entity would be required to perform the second step of the goodwill impairment test to measure the amount of the impairment loss, if any. The guidance is effective for annual and interim impairment tests performed for fiscal years beginning after December 15, 2011. The Company adopted this guidance beginning January 1, 2012. The guidance did not have a financial impact on the Company’s Consolidated Financial Statements.

In July 2011, the FASB issued guidance requiring entities to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. The option to present items of other

 (Continued)

28

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

comprehensive income in the statement of changes in equity is eliminated. An entity is required to display each component of net income and each component of other comprehensive income under either alternative. In addition, under both alternatives, totals need to be displayed for comprehensive income and each of its two parts: net income and other comprehensive income. In December 2011, the FASB issued guidance to defer the requirement to present the components of reclassification of other comprehensive income on the face of the income statement. Reporting entities would still be required to adopt the other requirements contained in the guidance. The guidance should be applied retrospectively. It is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted this guidance on December 31, 2012. The guidance did not have a financial impact on the Company’s Consolidated Financial Statements as it applies only to financial statement presentation.

In May 2011, the FASB amended guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The amendments clarify FASB’s intent about the application of existing fair value measurement and disclosure information. For example, the application of the highest and best use and valuation premise concepts may not be used for measuring the fair value of financial instruments. The concepts may still be applied to nonfinancial assets and nonfinancial liabilities. The amendments also include new disclosure requirements. For example, all transfers between Level 1 and Level 2 must be disclosed. Previously, only significant transfers required disclosure. For Level 3 items, the new requirements include disclosing quantitative information about the unobservable inputs used in fair value measurements, the valuation processes, and the sensitivity of the measurement to changes in unobservable inputs and any interrelationships between those unobservable inputs. The new requirements also stated that for each class of assets and liabilities not measured at fair value in the Consolidated Balance Sheets but for which the fair value is disclosed, the fair value of these assets and liabilities must be disclosed by the level within the fair value hierarchy. The guidance is effective for interim and annual periods beginning on or after December 15, 2011. The Company adopted this guidance beginning January 1, 2012. The guidance did not have a financial impact on the Company’s Consolidated Financial Statements.

In April 2011, the FASB issued guidance intended to improve the guidance for repurchase agreements and other similar agreements. Specifically, the guidance modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The guidance removes from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default of the transferor. It also removes the related collateral maintenance implementation guidance related to that criterion. Other criteria applicable to the assessment are not changed. The guidance is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Company adopted this guidance beginning January 1, 2012. The guidance did not have a financial impact on the Company’s Consolidated Financial Statements.

 (Continued)

29

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

In October 2010, the FASB issued guidance that changes the accounting for costs associated with acquiring or renewing insurance contracts. Specifically, the guidance changes the definition of acquisition costs eligible for deferral. The new definition is meant to reduce diversity in practice regarding the types of expenses treated as DAC in the insurance industry. The new DAC definition states that acquisition costs include only those incremental costs that are directly related to the successful acquisition of insurance contracts. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions sold by independent third parties and incremental direct costs of contract acquisition that are incurred in transactions sold by employees. Additionally, an entity may capitalize as DAC only those advertising costs meeting the capitalization criteria for direct-response advertising. All other acquisition costs are to be charged to expense as incurred. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. The Company adopted this guidance beginning January 1, 2012. In 2012, the Company capitalized $737,390 of acquisition costs compared to $820,993 that would have been capitalized if the Company’s previous policy had continued to be applied.

In December 2010, the FASB issued guidance to address diversity in practice about interpretation of the pro forma revenue and earnings disclosure for business combinations. The guidance specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The guidance is to be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Adoption of this disclosure guidance had no financial impact on the Company’s Consolidated Financial Statements.

In December 2010, the FASB issued an amendment to modify step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For such reporting units, an entity is required to perform step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples, which require that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The guidance is effective for years beginning after December 15, 2010. The Company adopted this guidance on January 1, 2011, and there was no impact on the Company’s Consolidated Financial Statements.

In July 2010, the FASB issued guidance, which increases disclosures that entities must make about the credit quality of financing receivables and the allowance for credit losses. A finance receivable is defined as a contractual right to receive money on demand or on fixed or determinable dates that is recognized as an asset in the entity’s Consolidated Balance Sheets. Entities will be required to provide disclosures for both the finance receivables and related allowance for credit losses at disaggregated levels. The level of disaggregation will be determined by the portfolio segment and

 (Continued)

30

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

class of a financing receivable. A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for credit losses. Classes of financing receivables generally are a disaggregation of a portfolio segment. Additional guidance is provided to determine the appropriate level of disaggregation. The disclosures as of the end of a reporting period are effective for interim and annual periods ending on or after December 15, 2010. The disclosures about the activity that occurs during a reporting period are effective for interim and annual periods beginning on or after December 15, 2010. In January 2011, the FASB deferred the effective date of disclosures about troubled debt restructurings included in this guidance. The Company included the disclosures as of December 31, 2012 and 2011, in note 6. There was no financial impact on the Company’s Consolidated Financial Statements as this relates to disclosures only.

In April 2010, the FASB issued guidance clarifying how investments held through separate accounts affect an insurer’s consolidation analysis of those investments. An insurance enterprise should not consider any separate account interests in an investment held for the benefit of policy holders to be the insurer’s own interests. Accordingly, the insurer should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation unless the separate account investments are held by a related party. This clarification also provides guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation is required. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010. The Company adopted this guidance on January 1, 2011, and there was no impact on the Company’s Consolidated Financial Statements.

In March 2010, the FASB issued changes to the scope exception guidance for credit derivatives within the Derivatives and Hedging Topic of the Codification. The update nullified part of the previous scope exception, which excluded from consideration as an embedded derivative those items that represent the assets or liabilities that are held by the issuing entity, and clarifies that only credit risk in the form of subordination of one financial instrument to another shall not be considered an embedded derivative under this topic. On the date of adoption, the reporting entity must assess each preexisting contract that was acquired, issued, or subject to a remeasurement event to determine whether any contract contains one or more embedded credit derivative features that no longer qualify for the scope exception or whether any contract contains embedded derivative features that have previously been bifurcated and accounted for separately but now qualify for the scope exception. If separate accounting is required, the carrying amount of the host contract at adoption shall be based on a pro forma bifurcation as of the inception of the hybrid contract and the host contract’s subsequent accounting to the date of adoption. At adoption, any difference between the total carrying amount of the individual components of the newly bifurcated hybrid instrument and the carrying amount of the hybrid instrument before bifurcation shall be recognized as a cumulative-effect adjustment to beginning retained earnings for the period of adoption. This guidance is effective the first day of the fiscal quarter following June 15, 2010. The Company adopted the guidance as of December 31, 2010, and recorded a cumulative effect decrease to held-to-maturity fixed-maturity securities and an increase to the opening balance of retained earnings of $1,658.

 (Continued)

31

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

In January 2010, FASB updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures for the transfers into and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the Consolidated Balance Sheets. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward, which is required for annual reporting periods beginning after December 15, 2010. The Company adopted this guidance as of December 31, 2010, except for the gross presentation of the Level 3 rollforward, which was adopted as of January 1, 2011, and there was no financial impact on the Company’s Consolidated Financial Statements as it relates to disclosures only.

(y)	Recently Issued Accounting Pronouncements – To Be Adopted

In October 2012, the FASB issued technical corrections and improvements to amend multiple topics within the Codification. The most significant of these amendments is a change to the definition of fair value applicable to employee benefit plans and defined contribution plans. Previously, the definition of fair value applied to those plans was inconsistent with the definition of fair value in the Codification. The technical corrections and improvements conform the definition, while retaining the exception for health and welfare benefit plans and defined-contribution plans to reduce the measurement by the costs to sell, if those costs are significant. This guidance is effective for fiscal years beginning after December 15, 2012, and the Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

In December 2011, the FASB issued guidance that amended the Disclosures about Offsetting Assets and Liabilities Topic in the Codification. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will disclose both gross and net information about instruments and transactions eligible for offset in the Consolidated Balance Sheets as well as instruments and transactions subject to an agreement similar to a master netting arrangement. Also, the guidance requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The disclosures should be applied retrospectively for all comparative periods presented. The guidance will have no financial impact on the Company’s Consolidated Financial Statements as it applies only to disclosures.

In July 2011, the FASB issued guidance that addresses how health insurers should recognize and classify, in their income statements, fees mandated by the Patient Protection and Affordable Care

 (Continued)

32

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Act as amended by the Health Care and Education Reconciliation Act (the Acts). The Acts impose an annual fee (not tax deductible) on health insurers for each calendar year beginning on or after January 1, 2014. The liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the calendar year with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

(z)	Accounting Changes

On September 30, 2012, the Company applied a prospective change to its method of grouping insurance policies for measuring amortization of DAC and DSI for its variable annuity policies. This was a change in estimate that is inseparable from the effect of a related change in accounting principle. In 2012, the implementation of the new DAC and DSI groupings better reflects the way the Company examines the profitability of its variable business and results in more logical amortization rates, sensitivities, and other analyses. The implementation of this change resulted in additional income from operations before income taxes of $38,503 for the year ended December 31, 2012.

(aa)	Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

(3)	Risk Disclosures

The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed-rate and variable rate income securities, mortgages on commercial real estate, or transactions with other parties, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.

The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the relationship of credit risk in the asset portfolio to liabilities.

 (Continued)

33

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

For derivative counterparties, the Company mitigates credit risk by establishing relationships with counterparties rated A- and higher. The Credit Default Swap (CDS) of each counterparty is monitored daily as an early warning signal to cease trading when CDS spreads imply severe impairment in credit quality. The Company has executed Credit Support Annexes (CSA) with all active counterparties and requires a CSA from all new counterparties added to the counterparty pool. The CSA agreement further limits credit risk by requiring counterparties to post collateral to a segregated account to cover the exposure.

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to major asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.

The Company’s Finance Committee, responsible for asset/liability management issues (ALM), recommends an investment policy to the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the policy and mandates at least annually.

To further mitigate this risk, internal concentration limits based on credit rating have been established and are monitored monthly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with certain state insurance regulations.

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in loss of realized value or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Market or Company conditions may preclude access to, or cause disruption of, outside sources of liquidity (e.g., through borrowing, affiliate advances, reinsurance, or securitization) upon which an insurance company typically relies in the normal course of business. Additionally, the Company may not be able to sell large blocks of assets at current market prices. Liquidity risk also arises from uncertain or unusual cash demands from catastrophic events.

The Company manages liquidity within the investment portfolio with ALM strategies and the management of cash requirements stemming from the Company’s derivative dynamic hedging activities. The Company has established cash limits, which are approved by the Company’s Risk

 (Continued)

34

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Committee, and the Company monitors its cash position daily. The Company also sets target levels for the portfolio to invest in more liquid securities.

(d)	Interest Rate Risk

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins. This is also the risk that interest rates will change and cause an increase in the value of variable annuity guarantees.

Asset and liability matching models are used by the Company to mitigate interest rate risk due to the close relationship between its interest rate sensitive assets and liabilities. The Company considers both the maturity and duration of the asset portfolio as compared with the expected duration of the liability reserves. The Company also has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company limits interest rate risk on variable annuity guarantees through interest rate hedges.

(e)	Equity Market Risk

Equity market risk is the risk that movements in the equity prices will result in losses to assets held by the Company or that product features tied to equity markets may increase in value by more than held assets. The policy value of fixed-indexed annuity and fixed-indexed universal life products increases based on the growth of market indexes. The Company economically hedges this exposure with a combination of OTC and exchange-traded derivatives.

In addition, equity risk is present in variable annuity products with guarantees, which provide a guaranteed level of payments irrespective of market movements. The Company has adopted an economic hedging program using derivative instruments to manage the equity market risk to provide for excess guarantee payments in those situations when the separate account assets are not sufficient to provide for them. Equity market risk is also partially mitigated by separate account fund allocation restrictions.

The Company regularly monitors the impact of equity stress scenarios on assets and liabilities.

Basis risk is the risk that price changes of the variable annuity hedge assets do not exactly match the price changes of the indices they are meant to hedge. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

(f)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

 (Continued)

35

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The Company mitigates this risk by offering a broad range of annuity products and by operating throughout the United States. The Company actively monitors all market-related exposure and has members that participate in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation including monitoring by the Compliance and Legal departments and regular reporting to the BOD of all known compliance risks and the effectiveness of the approach used to mitigate such risks.

The Company also believes it has defined suitability standards that are at least as rigorous as, and usually exceeding, the requirements of regulators.

(g)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed monthly. Stress tests are performed monthly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(h)	Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its products are too aggressive (i.e., insureds live shorter than expected lives). Conversely, longevity risk is the risk that life expectancy assumptions used by the Company to price its products are too conservative (i.e., insureds live longer than expected lives).

The Company mitigates these risks primarily through reinsurance, whereby the Company cedes a significant portion of its new and existing mortality or longevity risk to third parties. The Company also reviews its mortality assumptions at least annually, and reviews mortality experience periodically. This risk is also managed through the underwriting process.

(i)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If thresholds are not met, counterparties are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to

 (Continued)

36

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

support the ceded liabilities. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies at least quarterly.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.

(4)	Investments

Fixed-Maturity Securities

At December 31, 2012 and 2011, the amortized cost or cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale and held-to-maturity securities are as shown in the following tables:

					OTTI in
					accumulated
	Amortized	Gross	Gross		other
	cost	unrealized	unrealized	Fair	comprehensive
	or cost	gains	losses	value	income (1)
2012:
Fixed-maturity securities,
available-for-sale:
U.S. government	$880,251	131,250	2,054	1,009,447	—
Agencies not backed by the
full faith and credit of the
U.S. government	744,623	129,001	—	873,624	—
States and political
subdivisions	3,891,615	587,357	5,339	4,473,633	—
Foreign government	460,615	63,379	—	523,994	—
Public utilities	4,512,465	882,652	738	5,394,379	975
Corporate securities	35,834,283	5,135,779	32,590	40,937,472	9,996
Mortgage-backed securities	13,263,966	1,629,977	246	14,893,697	979
Collateralized mortgage
obligations	15,225	1,940	15	17,150	—
Collateralized debt obligations	48,993	5,867	94	54,766	5,454
Total fixed-maturity
securities,
available-for-sale	59,652,036	8,567,202	41,076	68,178,162	17,404
Fixed-maturity securities,
held-to-maturity:
Corporate securities	138	24	—	162	—
Collateralized debt obligations	474,936	11,617	—	486,553	11,618
Total fixed-maturity
securities,
held-to-maturity	475,074	11,641	—	486,715	11,618
Total available-for-sale
and held-to-maturity
securities	$60,127,110	8,578,843	41,076	68,664,877	29,022

 (Continued)

37

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

					OTTI in
					accumulated
	Amortized	Gross	Gross		other
	cost	unrealized	unrealized	Fair	comprehensive
	or cost	gains	losses	value	income (1)
2011:
Fixed-maturity securities,
available-for-sale:
U.S. government	$1,054,761	139,352	—	1,194,113	—
Agencies not backed by the
full faith and credit of the
U.S. government	725,416	108,413	—	833,829	—
States and political
subdivisions	3,044,039	429,069	36	3,473,072	—
Foreign government	434,950	46,101	—	481,051	—
Public utilities	4,597,886	793,836	5,151	5,386,571	1,612
Corporate securities	34,408,544	3,343,543	287,801	37,464,286	(331)
Mortgage-backed securities	14,636,723	1,303,594	86	15,940,231	—
Collateralized mortgage
obligations	17,294	2,498	—	19,792	—
Collateralized debt obligations	62,823	4,158	23	66,958	4,154
Securities held under
forward commitments	28,975	405	—	29,380	—
Total fixed-maturity
securities,
available-for-sale	59,011,411	6,170,969	293,097	64,889,283	5,435
Fixed-maturity securities,
held-to-maturity:
Corporate securities	137	25	—	162	—
Collateralized debt obligations	534,294	25,490	—	559,784	1,934
Total fixed-maturity
securities,
held-to-maturity	534,431	25,515	—	559,946	1,934
Total available-for-sale
and held-to-maturity
securities	$59,545,842	6,196,484	293,097	65,449,229	7,369

(1)
The amount represents the net unrealized gain or loss on other-than-temporarily impaired securities. It includes the portion of OTTI losses in accumulated other comprehensive income, which was not included in earnings.

 (Continued)

38

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The net unrealized gains on available-for-sale securities and ineffective portion of cash flow hedges consist of the following at December 31:

	2012	2011	2010
Available-for-sale securities:
Fixed maturity	$8,526,125	5,877,872	2,941,494
Equity	—	—	220
Cash flow hedges	2,251	4,964	23,654
Adjustments for:
DAC	(4,329,153)	(2,629,737)	(1,370,944)
DSI	(848,330)	(439,072)	(200,601)
VOBA	(15,786)	(20,431)	(22,561)
URR	79,123	87,708	94,060
Deferred taxes	(1,194,981)	(1,002,627)	(512,860)
Net unrealized gains	$2,219,249	1,878,677	952,462

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2012, by contractual maturity, are shown below:

	Amortized
	cost	Fair value
Available-for-sale fixed-maturity securities:
Due in one year or less	$754,855	769,199
Due after one year through five years	8,132,840	9,066,556
Due after five years through ten years	18,968,206	21,407,896
Due after ten years	18,516,943	22,023,663
Mortgage-backed securities and collateralized
mortgage obligations	13,279,192	14,910,848
Total available-for-sale fixed-maturity
securities	$59,652,036	68,178,162

 (Continued)

39

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The amortized cost and fair value of held-to-maturity fixed-maturity securities at December 31, 2012, by contractual maturity, are shown below:

	Amortized
	cost	Fair value
Held-to-maturity fixed-maturity securities:
Due after one year through five years	$138	162
Due after ten years	474,936	486,553
Total held-to-maturity fixed-maturity securities	$475,074	486,715

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $17,668,749 as of December 31, 2012.

Proceeds from sales of available-for-sale and trading investments for the years ended December 31 are presented in the following table:

	2012	2011	2010
Available-for-sale:
Fixed-maturity securities:
Proceeds from sales	$3,156,402	3,652,020	4,689,418
Equity securities:
Proceeds from sales	348,635	4,884	63,706
Trading:
Fixed-maturity securities:
Proceeds from sales	6,507	128,577	5,365,319
Equity securities:
Proceeds from sales	10,673	1,153	2,495

As of December 31, 2012 and 2011, investments with a carrying value of $49,019 and $57,591, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.

The Company’s available-for-sale and trading fixed-maturity security portfolios include mortgage-backed securities and collateralized mortgage obligations. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

 (Continued)

40

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value for the respective years ended December 31 are shown below:

	12 months or less		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
2012:
Fixed-maturity securities,
available-for-sale:
U.S. government	$95,094	2,054	—	—	95,094	2,054
States and political
subdivisions	228,424	5,339	—	—	228,424	5,339
Public utilities	16,817	253	8,266	485	25,083	738
Corporate securities	764,119	15,946	220,463	16,644	984,582	32,590
Mortgage-backed securities	27,618	246	20	—	27,638	246
CMOs	607	15	—	—	607	15
CDOs	4,613	94	—	—	4,613	94
Total temporarily
impaired securities	$1,137,292	23,947	228,749	17,129	1,366,041	41,076
2011:
Fixed-maturity securities,
available-for-sale:
States and political
subdivisions	$12,124	36	—	—	12,124	36
Public utilities	89,931	698	46,241	4,453	136,172	5,151
Corporate securities	3,941,008	201,077	422,185	86,724	4,363,193	287,801
Mortgage-backed securities	96,301	86	—	—	96,301	86
CDOs	47,812	23	—	—	47,812	23
Total temporarily
impaired securities	$4,187,176	201,920	468,426	91,177	4,655,602	293,097

As of December 31, 2012 and 2011, there were 111 and 247 available-for-sale investment holdings that were in an unrealized loss position for fixed-maturity securities.

As of December 31, 2012 and 2011, of the total amount of unrealized losses, $23,413 or 57.0% and $214,582 or 73.2%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from Standards and Poor’s (S&P), or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other than temporary. Further, as the Company neither has an intention to sell, nor does it expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

 (Continued)

41

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

OTTI Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2012	2011
Balance as of January 1	$60,620	244,284
Additions for credit impairments recognized on (1):
Securities not previously impaired	28,768	20,596
Securities previously impaired	—	891
Reductions for credit impairments previously on:
Securities that matured, were sold, or were liquidated
during the period	(29,260)	(205,151)
Securities that the Company intends to sell or more
likely than not be required to sell before recovery	—	—
Securities due to an increase in expected cash flows	—	—
Balance as of December 31	$60,128	60,620

(1)
There were $28,768 and $21,487 of additions included in the net OTTI losses recognized in realized investment gains, net in the Consolidated Statements of Operations for the years ended December 31, 2012 and 2011, respectively.

 (Continued)

42

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Realized Investment Gains (Losses)

Gross and net realized investment gains (losses) for the years ended December 31, are summarized as follows:

	2012	2011	2010
Available-for-sale:
Fixed-maturity securities:
Gross gains on sales and exchanges	$294,642	179,387	261,817
Gross losses on sales and exchanges	(52,449)	(65,414)	(64,799)
OTTI	(10,506)	(21,074)	—
Net gains on fixed-
maturity securities	231,687	92,899	197,018
Equity securities:
Gross gains on sales	11,972	—	2,359
Gross losses on sales	(562)	(227)	(367)
Net gains (losses) on equity
securities	11,410	(227)	1,992
Net gains on available-for-
sale securities	243,097	92,672	199,010
Trading:
Fixed-maturity securities:
Gross gains on sales and exchanges	215	7,874	449,535
Gross losses on sales and exchanges	(6)	(745)	(71,806)
Net gains on fixed-
maturity securities	209	7,129	377,729
Equity securities:
Gross gains on sales and exchanges	1,987	54	49
Gross losses on sales and exchanges	(146)	(48)	(162)
Net gains (losses) on equity-
securities	1,841	6	(113)
Fixed-maturity and equity securities:
Gross gains due to change in fair value	619	690	149,794
Gross losses due to change in fair value	(462)	(8,656)	(139,765)
Net gains (losses) due to
change in fair value	157	(7,966)	10,029
Net gains (losses) on
trading securities	2,207	(831)	387,645

 (Continued)

43

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

	2012	2011	2010
Held-to-maturity:
Gross gains on exchanges	$1,342	9,767	—
OTTI	(18,262)	(413)	—
Net (losses) gains on
held-to-maturity securities	(16,920)	9,354	—
(Provision) benefit for mortgage loans on
real estate	(10,232)	32,325	3,392
Impairments and losses for mortgage loans
on real estate	—	(1,580)	(7,167)
(Loss) gain on real estate sales	—	(19,396)	670
Impairments on real estate	(4,538)	—	—
Net gains on sales of acquired loans	5,154	—	—
Other	11,141	(394)	(434)
Net realized investment gains	$229,909	112,150	583,116

 (Continued)

44

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Interest and Similar Income

Major categories of interest and similar income, net, for the respective years ended December 31 are shown below:

	2012	2011	2010
Interest and similar income:
Available-for-sale fixed-maturity
securities	$3,210,655	3,082,859	2,710,255
Mortgage loans on real estate	367,506	357,394	337,269
Investment income (loss) on trading
securities	4,624	(606)	164,700
Held-to-maturity fixed-maturity
securities	38,618	72,933	88,772
Rental income on real estate	2,943	19,662	30,107
Interest on loans to affiliates	2,614	8,435	16,739
Interest on acquired loans	31,085	1,127	—
Interest rate swaps	3,314	17,755	17,760
Other invested assets	72	1,019	1,518
Policy loans	10,177	11,005	12,096
Short-term securities	4,872	4,380	3,604
Interest on assets held by reinsurers	3,043	3,162	3,316
Total	3,679,523	3,579,125	3,386,136
Less investment expenses	47,117	59,109	61,229
Total interest and similar
income, net	$3,632,406	3,520,016	3,324,907

Mortgage Loans

The Company’s investment in mortgage loans on real estate at December 31 is summarized as follows:

	2012	2011
Mortgage loans on real estate:
Commercial	$6,129,542	6,000,342
Residential	1,042	1,117
Valuation allowances	(85,250)	(75,018)
Total mortgage loans on real estate	$6,045,334	5,926,441

 (Continued)

45

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

At December 31, 2012, mortgage loans on real estate in California and Texas exceeded the 10% concentration level by state with concentrations of 34.8% or $2,118,998, and 13.0% or $791,739, respectively. At December 31, 2011, mortgage loans on real estate in California and Texas exceeded the 10% concentration level by state with concentrations of 38.3% or $2,297,373, and 11.4% or $682,376, respectively.

Interest rates on investments in new mortgage loans ranged from a minimum of 3.5% to a maximum of 8.1%. The maximum percentage of the loan to the value of the related real estate of any outstanding loan was 79.0%.

The valuation allowances on mortgage loans on real estate at December 31 and the changes in the allowance for the years then ended are summarized as follows:

	2012	2011	2010
Balance, beginning of year	$75,018	107,343	110,735
Provision (benefit) charged to operations	10,232	(32,325)	(3,392)
Balance, end of year	$85,250	75,018	107,343

In 2012, the increase to the valuation allowance on mortgage loans is a result of the Company establishing a specific reserve on one mortgage loan in the amount of $40,250. The Company also reevaluated the allowance related to the remainder of the mortgage loan portfolio during 2012, which resulted in a reduction of the provision of $30,018.

In 2011, the decrease in the valuation allowance on mortgage loans on real estate was a result of the Company reevaluating its mortgage loan portfolio. As indicated in note 2, Management assesses the valuation allowance on an annual basis.

During 2010, the Company closed on a deed in lieu of foreclosure for a mortgage loan on real estate. The Company sold the property in 2011, resulting in a gain of $7,078, which is reported within realized investment gains, net on the Consolidated Statements of Operations.

Variable Interest Entities

In the normal course of business, the Company enters into relationships with various entities that are deemed to be variable interest entity (VIE). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company’s held-to-maturity CDOs were purchased in 2009 and represent interests in VIEs. The CDOs exist for the sole purpose of acquiring and managing a diversified portfolio of asset-backed and

 (Continued)

46

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

synthetic securities and are funded by the issuance of several tranches of funding notes. The CDOs, which are primarily the highest ranking debt tranches of each respective deal, contain similar features. There are several classes of notes, which include a structure that subordinates one note to another. Priorities of payment provide that the most senior classes of notes are paid first. Each CDO trust holds investments in eligible assets, which generally include credit asset-backed securities, mortgage-backed securities, default swaps/synthetic CDOs, other CDOs, and other asset-backed securities. These assets have a concentration in subprime mortgage-backed securities. Each CDO also contains tests, which, if failed, will result in cash payments that would normally be directed to a junior class of note holders, be redirected to the most senior class of note holders. The CDOs contain call features that may be exercised if requested by the appropriate class of note and if other criteria required by the CDO documents are met.

In addition, the Company invests in structured securities including VIEs. These structured securities typically invest in fixed-income investments managed by third parties and include mortgage-backed securities, collateralized mortgage obligations, and other CDOs.

The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company, or the Company together with its affiliates, has the power to direct the activities of the VIE, that most affect its economic performance and whether the Company has the right to benefits from the VIE. Based on that analysis, the Company has concluded that it is not the primary beneficiary and, as such, did not consolidate any VIEs in the Consolidated Financial Statements. The CDOs are classified as fixed-maturity securities, held-to-maturity on the Consolidated Balance Sheets and reported at amortized cost. The other structured securities are classified as fixed-maturity securities, available-for-sale on the Consolidated Balance Sheets and reported at fair value, or acquired loans and reported at amortized cost.

The Company’s maximum exposure to loss from these entities is limited to their carrying value. The Company has not provided, and has no obligation to provide, material, financial, or other support that was not previously contractually required to these entities. The Company had no liabilities recorded as of December 31, 2012 or 2011 related to these entities.

During 2011, the Company issued an acceleration direction to the trustee of one of the Company’s CDOs. The trustee then issued a notice of acceleration to the noteholders and beneficial owners notifying them that the principal and all accrued and unpaid interest on the notes are immediately due and repayable. As a result of this acceleration, the Company exchanged its interest in the CDO for a portion of the underlying collateral. The Company exchanged CDOs with a book value of $380,460 for collateral of $390,227 resulting in a realized gain of $9,768.

Prepaid Forward Agreement

In January 2007, the Company, in an effort to optimize investment returns, entered into an agreement with Dresdner Kleinwort Pfandbriefe Investments (DKPII), a wholly owned subsidiary of Allianz SE prior to January 12, 2009, to manage a portfolio of German Pfandbriefe (PFs) or other European covered bonds with a credit rating of at least “AA” by S&P or Moody’s. AZL PF Investments, Inc. (AZLPF), a wholly owned subsidiary of the Company, entered into a $500,000 prepaid forward agreement to purchase

 (Continued)

47

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

common stock of DKPII in five years from Dresdner Bank Luxembourg, a wholly owned subsidiary of Dresdner Bank Aktiengesellschaft (Dresdner Bank). On January 12, 2009, Allianz SE closed the sale of 100% of Dresdner Bank, including its subsidiaries, to Commerzbank AG. Subsequent to the sale, all financial activity with Dresdner Bank, including its subsidiaries, is recorded or disclosed in the Consolidated Financial Statements as nonaffiliated.

The effect of the forward agreement was a Reference Portfolio whereby DKPII designated a portfolio of assets in accordance with preestablished investment guidelines. The net value of this agreement was $629,127 as of December 31, 2011. In January 2012, Commerzbank AG delivered common stock of DKPII, to AZL PF Investments, Inc. in fulfillment of its obligations under the prepaid forward contract.

A preferred stock liability of $32,195 was recorded in 2012, representing Commerzbank AG’s share, and is reported in Other liabilities on the Consolidated Balance Sheets.

At December 31, 2012, the assets of DKPII are primarily invested in U.S. Treasury bonds, agency mortgage-backed securities, and tax-exempt municipal bonds, reported in fixed-maturity securities, available for sale on the Consolidated Balance Sheets. These securities are accounted for consistent with the Company’s other available-for-sale investments.

Derivatives and Hedging Instruments

The Company uses derivatives as a risk management strategy to hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Consolidated Financial Statements using valuation techniques further discussed in note 5.

Each derivative is designated by the Company as either a cash flow hedging instrument (cash flow hedge) or not qualified as a hedging instrument (nonqualifying strategies).

Cash Flow Hedges

Interest rate swaps are used by the Company to hedge against the changes in cash flows associated with variable interest rates on certain underlying fixed-maturity securities. The interest rate swaps have notional amounts and maturity dates equal to the underlying fixed-maturity securities and are deemed to be 100% effective as of December 31, 2012 and 2011. The cumulative amount of unrealized gains and losses on the effective portion of the interest rate swaps is recorded as a component of total other comprehensive income in the Consolidated Statements of Comprehensive Income.

 (Continued)

48

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The following table presents the components of the gains or losses related to derivatives that qualify as cash flow hedges:

	Amount of (losses) gains
Derivatives designated as	recognized at December 31
cash flow hedging instruments	2012	2011	2010
Interest rate swaps, net of tax (benefit)
expense of ($950), ($6,542), and $1,405,
at December 31, 2012, 2011,
and 2010, respectively	$(1,763)	(12,149)	2,609

At December 31, 2012, the Company does not expect to reclassify any pretax gains or losses on cash flow hedges into earnings during the next 12 months. Recurring interest income earned is recorded in interest and similar income, net in the Consolidated Statements of Operations. The Company has estimated $662 of interest income will be earned in 2013 from the interest rate swaps. In the event that cash flow hedge accounting is no longer applied because the derivative is no longer designated as a hedge or the hedge is not considered to be highly effective, the reclassification from accumulated other comprehensive income into earnings may be accelerated.

Nonqualifying Strategies

Option Contracts

The Company utilizes OTC options and ETOs with the objective to economically hedge certain fixed-indexed annuity and life products tied to certain indices as well as the objective to economically hedge certain variable annuity guaranteed benefits. These options are not used for speculative or income generating purposes. During 2009, the Company began utilizing ETOs to protect the Company’s statutory capital against adverse movements in equity markets. The hedge consisted of various positions in equity index puts and calls. This capital hedge was terminated during 2011.

The Company will only enter into OTC derivatives (options, interest rate swaps, and TRS) with counterparties rated A- or better. At December 31, 2012 and 2011, the Company had net receivable positions from counterparties of $225,972 and $271,706, respectively. Collateral posted on the receivable positions at December 31, 2012 and 2011 had a fair value of $263,439 and $192,080, respectively. At December 31, 2012 and 2011, the Company also had net liability positions to counterparties of $21,317 and $13,021, respectively. Collateral posted on the liability positions at December 31, 2012 and 2011 had a fair value of $34,069 and $11,356, respectively, and is included in fixed-maturity securities in the Consolidated Balance Sheets.

The ETOs provide the Company flexibility to use instruments, which are exchange-cleared and allow the Company to mitigate counterparty credit risk. These options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission (CFTC). The credit rating on the

 (Continued)

49

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

OCC is currently AA+ from S&P. At December 31, 2012 and 2011, the Company had a net receivable position to certain clearing brokers of $180,125 and $202,025, respectively, related to ETOs that cleared at the OCC. The Company is required to post collateral for ETOs by the OCC. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. Collateral posted at December 31, 2012 and 2011 had a fair value of $217,081 and $228,333, respectively, and is included in fixed-maturity securities in the Consolidated Balance Sheets.

As of December 31, the Company held options purchased (asset) and options sold (liability) with the following amortized cost basis, fair value, and notional amounts:

	2012	2011
Options:
Purchased (asset):
Amortized cost	$360,834	588,406
Fair value	288,296	277,803
Notional	19,359,512	17,922,718
Sold (liability):
Basis	$126,873	458,791
Fair value	78,060	194,126
Notional	13,969,973	12,430,918

Futures

The Company utilizes futures to economically hedge fixed-indexed annuity, life, and variable annuity guarantees. The futures contracts do not require an initial investment and the Company is required to settle cash daily based on movements of the representative index, therefore, no asset or liability is recorded as of December 31, 2012 and 2011. Futures contracts are also utilized to hedge the investment risk associated with seed money.

The Company is required to post collateral for futures contracts by the Chicago Mercantile Exchange, Chicago Board of Trade, London International Financial Futures Exchange, and the Eurex. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. Collateral posted at December 31, 2012 and 2011 had a fair value of $412,078 and $531,608, respectively, and is included in fixed-maturity securities on the Consolidated Balance Sheets.

Interest Rate Swaps

In 2010, the Company began utilizing interest rate swaps to economically hedge certain variable annuity guarantee benefits. The Company can receive the fixed or variable rate. The interest rate swaps are traded in 10-, 20-, and 30-year maturities. The Company will only enter into OTC interest rate swap contracts with counterparties rated A- or better. Typically, the Company transacts with the same counterparties the OTC options are traded. The interest rate swap exposure can be netted with the OTC option and is subject

 (Continued)

50

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

to the rules of the International Swaps and Derivatives Association, Inc. agreements. See the Option Contracts section of this note for collateral management.

Total Return Swaps

The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month London Interbank Offered Rate (LIBOR) and the return of an underlying index. The Company uses the TRS with the intent to economically hedge fixed-indexed annuity and variable annuity guarantees. See the Option Contracts section of this note for collateral management.

Currency Swaps

The Company utilized currency swaps in an attempt to hedge the economic currency exposure of Euro-denominated German Pfandbriefe in connection with the prepaid forward agreement discussed previously. Pfandbriefe are covered bonds issued by European banks and collateralized by pools of German mortgages. The net effect is a credit exposure to German Pfandbriefe and an income stream of U.S. dollar. The Pfandbriefe were all sold during 2012 and the related swaps were settled.

Stock Appreciation Rights

The Company also enters into contracts with Allianz SE with the objective to economically hedge risk associated with Allianz SE’s stock-based compensation plan, which awards certain employees stock appreciation rights (SARs). The contracts are recorded at fair value within derivatives on the Consolidated Balance Sheets with the change in fair value recorded in derivative loss on the Consolidated Statements of Operations. As of December 31, 2012 and 2011, the Company owned 183,889 and 100,601 contracts with a cost of $12,753 and $3,561, respectively. See further discussion of the stock-based compensation plan in note 17.

Embedded Derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. These embedded derivatives are classified within account balances and future policy benefit reserves on the Consolidated Balance Sheets.

Certain fixed-indexed annuity products, variable annuity riders, and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within account balances and future policy benefit reserves on the Consolidated Balance Sheets with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations.

The Company bifurcates and separately records an embedded derivative related to certain CDOs. This embedded derivative is recorded within derivatives on the Consolidated Balance Sheets, with changes in fair value reported in derivative loss on the Consolidated Statements of Operations.

 (Continued)

51

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Forward Commitments

The Company had previously utilized forward commitments, on a limited basis, for the generation of income through certain actively managed portfolios. Forward commitments of $0, $140,471, and $103,520 were settled by the Company during 2012, 2011, and 2010, respectively. There were no outstanding forward commitments reported within derivatives on the Consolidated Balance Sheets as of December 31, 2012 and 2011, respectively. Realized gains and losses on the sale of forward commitments and any change in fair value are reported within derivative loss on the Consolidated Statements of Operations.

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, for both cash flow hedges and nonqualifying strategies as of December 31:

	Fair value
Derivatives designated as
cash flow hedging instruments	2012	2011
Interest rate swaps	$2,251	4,964
Total cash flow hedging instruments	2,251	4,964
Derivatives designated as nonqualifying
hedging instruments and certain hedged items, net
OTC	211,032	85,982
ETO	(2,572)	(2,930)
SAR	1,777	625
GMWB	(957,865)	(1,016,987)
GMAB	(345,703)	(623,016)
MVLO	(9,657,994)	(8,972,776)
CDO embedded derivative	3,938	8,297
TRS	(47,759)	54,789
Currency swaps	—	30,724
Other embedded derivative	2,526	4,676
Interest rate swaps	39,131	112,189
Total nonqualifying hedging instruments	(10,753,489)	(10,318,427)
Total derivative instruments	$(10,751,238)	(10,313,463)
Location in Consolidated Balance Sheets
Derivatives	$490,149	567,539
Account balances and future policy benefit reserves	(10,961,562)	(10,612,779)
Derivative liability	(279,825)	(268,223)
Total derivative instruments	$(10,751,238)	(10,313,463)

 (Continued)

52

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The following table presents the gains or losses recognized in income on the various nonqualifying strategies:

Derivatives
designated as		Amount of (losses) gains on
nonqualifying hedging		derivatives recognized for the
instruments and	Location in Consolidated	years ended December 31
certain hedged item, net	Statements of Operations	2012	2011	2010
MVLO	Policy fees	$518,420	408,196	298,567
MVLO	Policyholder benefits	(38,024)	(185,844)	(310,020)
MVLO	Change in fair value of annuity
	embedded derivatives	(1,165,614)	(798,291)	(1,029,632)
GMWB	Change in fair value of annuity
	embedded derivatives	59,087	(926,603)	(110,785)
GMAB	Change in fair value of annuity
	embedded derivatives	(33,658)	(259,744)	(6,260)
	Total change in fair value
	of annuity embedded
	derivatives	(1,140,185)	(1,984,638)	(1,146,677)
OTC	Derivative (loss) income	(198,790)	213,500	100,737
ETO	Derivative (loss) income	(119,830)	(148,046)	24,944
Futures	Derivative (loss) income	(14,930)	(600,321)	(485,639)
SAR	Derivative (loss) income	1,292	(938)	(106)
CDO embedded
derivative	Derivative (loss) income	(33)	(128)	(9,840)
Other embedded
derivatives	Derivative (loss) income	(2,151)	1,965	(83)
Forward commitments	Derivative (loss) income	—	(473)	(684)
Interest rate swaps	Derivative (loss) income	39,610	317,242	6,424
TRS	Derivative (loss) income	152,174	38,346	—
Currency swaps	Derivative (loss) income	(16,829)	(25,471)	12,895
Credit default swaps	Derivative (loss) income	—	—	—
	Total derivative loss	(159,487)	(204,324)	(351,352)
	Total derivative loss, net	$(819,276)	(1,966,610)	(1,509,482)

(5)	Fair Value Measurements

The following assets and liabilities are carried at fair value on a recurring basis in the Company’s Consolidated Financial Statements: available-for-sale and trading fixed-maturity securities, freestanding and embedded derivatives, equity securities, and separate account assets and liabilities.

 (Continued)

53

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The Fair Value Measurements and Disclosures Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets;

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active;

(c)	Inputs other than quoted prices that are observable; and

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3. Transfers of securities among the levels occur at the beginning of the reporting period.

 (Continued)

54

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	Total	Level 1	Level 2	Level 3
2012:
Assets accounted for at fair value:
Fixed-maturity securities,
available-for-sale:
U.S. government	$1,009,447	1,009,447	—	—
Agencies not backed by
the full faith and credit
of the U.S. government	873,624	—	873,624	—
States and political
subdivisions	4,473,633	—	4,473,633	—
Foreign government	523,994	—	489,088	34,906
Public utilities	5,394,379	—	5,201,217	193,162
Corporate securities	40,937,472	—	37,435,895	3,501,577
Mortgage-backed securities	14,893,697	—	14,888,908	4,789
Collateralized mortgage
obligations	17,150	—	17,150	—
Collateralized debt
obligations	54,766	—	—	54,766
Fixed-maturity securities,
trading:
Corporate securities	3,042	3,042	—	—
Derivative investments	490,149	2,596	479,669	7,884
Equity securities, trading	28,795	15,937	12,858	—
Separate account assets	25,670,675	25,670,675	—	—
Total assets
accounted for at
fair value	$94,370,823	26,701,697	63,872,042	3,797,084
Liabilities accounted for at fair value:
Derivative liabilities	$279,825	5,167	222,953	51,705
Separate account liabilities	25,670,675	25,670,675	—	—
Annuity and life embedded
derivative liabilities (1)	10,961,562	—	—	10,961,562
Total liabilities
accounted for at
fair value	$36,912,062	25,675,842	222,953	11,013,267

 (Continued)

55

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

	Total	Level 1	Level 2	Level 3
2011:
Assets accounted for at fair value:
Fixed-maturity securities,
available-for-sale:
U.S. government	$1,194,113	1,194,113	—	—
Agencies not backed by
the full faith and credit
of the U.S. government	833,829	—	833,829	—
States and political
subdivisions	3,473,072	—	3,473,072	—
Foreign government	481,051	—	448,669	32,382
Public utilities	5,386,571	—	5,327,775	58,796
Corporate securities	37,464,286	—	34,941,042	2,523,244
Mortgage-backed
securities	15,940,231	—	15,871,042	69,189
Collateralized mortgage
obligations	19,792	—	19,792	—
Collateralized debt
obligations	66,958	—	—	66,958
Securities held under
forward commitments	29,380	—	29,380	—
Fixed-maturity securities,
trading:
Corporate securities	6,008	6,008	—	—
Derivative investments	567,539	31,744	465,650	70,145
Equity securities, trading	20,745	14,774	5,971	—
Separate account assets	20,558,885	20,558,885	—	—
Total assets accounted
for at fair value	$86,042,460	21,805,524	61,416,222	2,820,714
Liabilities accounted for at fair value:
Derivative liabilities	$268,223	34,673	226,491	7,059
Separate account liabilities	20,558,885	20,558,885	—	—
Annuity and life embedded
derivative liabilities (1)	10,612,779	—	—	10,612,779
Total liabilities
accounted for at
fair value	$31,439,887	20,593,558	226,491	10,619,838

 (Continued)

56

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(1)	Annuity and life embedded derivative liabilities are reported in account balances and future policy benefit reserves on the Consolidated Balance Sheets.

The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-Maturity Securities and Equity Securities

The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board (MSRB) reported trades, Nationally Recognized Municipal Securities Information Repository (NRMSIR) material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

The Company is responsible for establishing and maintaining an adequate internal control structure to prevent or detect material misstatements related to fair value measurements and disclosures. This responsibility is especially important when using third parties to provide valuation services.

The Company’s control framework around third-party valuations begins with obtaining an understanding of the pricing vendor’s methodologies. A Pricing Committee is in place that meets quarterly to establish and review a pricing policy, which includes approving any changes to pricing sources, assessing reasonableness of pricing services, and addressing any ad hoc valuation issues that arise. The pricing methodologies used by the service providers and internal control reports provided by the service providers are reviewed by management.

In addition to monitoring the third-party vendor’s policies, the Company is also responsible for monitoring the valuation results. Controls are in place to monitor the reasonableness of the valuations received. These controls include price analytic reports that monitor significant fluctuations in price as well as an independent price verification process by which the Company obtains prices from vendors other than the primary source and compares them for reasonableness. Results of the independent price verification are also reviewed by the Pricing Committee.

 (Continued)

57

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

There are limited instances in which the primary third-party vendor is not used to obtain prices for fixed maturity securities. These instances include private placement securities, a portfolio of securities received during 2011 as a result of the liquidation of a CDO, and certain other immaterial portfolios priced by a secondary external vendor.

At December 31, 2012 and 2011, private placement securities of $3,722,038 and $2,606,597, respectively, were included in Level 3. Internal pricing models based on market proxy securities and U.S. Treasury rates, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

The portfolio of securities received as a result of liquidating a CDO were priced using a combination of third-party vendors, cash flow modeling, and matrix pricing. The methodology used was dependent on the availability of observable inputs. Prices were reviewed for reasonableness by reviewing cash flow projections, related yields on similar securities, and comparison to auction prices and other expectations. The securities are reviewed by Management via the Company’s Pricing Committee.

(b)	Valuation of Derivatives

The fair value of option assets and liabilities is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator, because active markets do not exist. The valuation results are reviewed by Management via the Pricing Committee. Options that are internally priced, interest rate swaps, currency forwards, and credit default swaps, are included in Level 2, because they use market observable inputs. Options such as TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of forward commitments, ETOs, and futures is based on quoted market prices and are generally included in Level 1.

Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Interest rate swap prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis.

(c)	Valuation of Separate Account Assets and Liabilities

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following investment types: bond, domestic equity, international equity, or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other

 (Continued)

58

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

fixed-maturity securities, that portion could be considered a Level 2 or Level 3). In accordance with the Financial Services – Insurance Topic of the Codification, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

(d)	Valuation of Embedded Derivatives

Embedded derivatives principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the Consolidated Financial Statements at fair value with changes in fair value adjusted through net income.

Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. These embedded derivatives are classified within account balances and future policy benefit reserves on the Consolidated Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable LIBOR. These cash flows are then discounted using the current month’s U.S. Treasury rates plus a company specific

 (Continued)

59

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

spread. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income.

The Company also has an embedded derivative asset related to a modified coinsurance agreement with Transamerica, which is reported within derivatives on the Consolidated Balance Sheets. This agreement results in a credit derivative, with a fair value based on the difference between the LIBOR and Corporate A- spread as of an average portfolio purchase date. The asset is included in Level 2 as the valuation uses market observable inputs. This derivative is on a closed block of business and is not significant to the ongoing results of the Company.

 (Continued)

60

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(e)	Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

								Realized
								gains (losses)
								included
								in net
								income
		Total realized/unrealized						related to
		gains (losses) included in						financial
			Other	Purchases	Sales	Transfer into		instruments
	Beginning		comprehensive	and	and	and/or out of	Ending	still held at
	balance	Net income	income (loss)	issuances	settlements	Level 3, net	balance	December 31
2012:
Fixed-maturity securities:
Available-for-sale:
Foreign government	$32,382	—	2,524	—	—	—	34,906	—
Public utilities	58,796	—	11,366	123,000	—	—	193,162	—
Corporate securities	2,523,244	670	136,784	862,500	(21,621)	—	3,501,577	341
Collateralized
debt obligations	66,958	2,899	1,638	—	(16,729)	—	54,766	2,268
Mortgage-backed
securities	69,189	262	(24)	—	(1,749)	(62,889)	4,789	262
Total fixed-
maturity
securities	$2,750,569	3,831	152,288	985,500	(40,099)	(62,889)	3,789,200	2,871
Derivative assets	$70,145	512,096	—	—	(574,357)		7,884	(57,935)
Derivative liabilities	(7,059)	(408,325)	—	—	363,679	—	(51,705)	(44,646)
Annuity and life embedded
derivative liabilities	(10,612,779)	(793,258)	—	(1,143,374)	1,587,849	—	(10,961,562)	1,936,632

 (Continued)

61

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

								Realized
								gains (losses)
								included
								in net
								income
		Total realized/unrealized						related to
		gains (losses) included in						financial
			Other	Purchases	Sales	Transfer into		instruments
	Beginning		comprehensive	and	and	and/or out of	Ending	still held at
	balance	Net income	income (loss)	issuances	settlements	Level 3, net	balance	December 31
2011:
Fixed-maturity securities:
Available-for-sale:
Foreign government	$28,713	—	3,669	—	—	—	32,382	—
Public utilities	46,289	—	5,507	7,000	—	—	58,796	—
Corporate securities	1,975,612	4,729	88,678	533,966	(79,741)	—	2,523,244	30
Collateralized
debt obligations	—	—	4,135	53,962	—	8,861	66,958	—
Mortgage-backed
securities	—	—	(6)	69,195	—	—	69,189	—
Total fixed-
maturity
securities	$2,050,614	4,729	101,983	664,123	(79,741)	8,861	2,750,569	30
Derivative assets	$11,477	127,235	—	4,325	(72,892)	—	70,145	61,720
Derivative liabilities	—	(127,976)	—	120,917	—	—	(7,059)	(7,059)
Annuity and life embedded
derivative liabilities	(8,919,801)	(1,658,483)	—	(1,118,736)	1,084,241	—	(10,612,779)	(2,777,219)

(f)	Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on observable or unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers into and/or out of Levels 1, 2, and 3 are reported as of the beginning of the period in which the change occurs.

The net transfers out of Level 3 for the year ended December 31, 2012 are a result of observable inputs being used for certain fixed-maturity securities. The net transfers into Level 3 for the year ended December 31, 2011 are a result of unobservable inputs being used for certain fixed-maturity securities. There were no transfers between Level 1 and Level 2 for the year ended December 31, 2012.

 (Continued)

62

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(g)	Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31:

	Fair	Valuation	Unobservable
	Value	Technique	Input	Range (weighted average)
2012:
Fixed-maturity securities:
Available-for-sale:
Foreign government	$34,906	Matrix pricing	Public benchmark yield *	2.2% (2.2%)
Public utilities	193,162	Matrix pricing	Public benchmark yield	0.7-4.0% (2.5%)
Corporate securities	3,501,577	Matrix pricing	Public benchmark yield	0.7-7.8% (2.5%)
Collateralized debt obligations	54,766	Discounted cash flow	Constant prepayment rate	0-25.0% (1.1%)
			Annual default rate	0.5-62.5% (5.3%)
			Loss severity	10-80.0% (55.8%)
			Delinquencies	0-32.0% (0.9%)
			Discount Margin to LIBOR	1.7-11.5% (5.7%)
Mortgage-backed securities	4,789	Discounted cash flow	Constant prepayment rate *	2.0% (2.0%)
			Annual default rate *	20.0% (20.0%)
			Loss severity	55.0-70.0% (57.6%)
			Delinquencies	5.0-30.0% (16.8%)
			Discount Margin to LIBOR	0-4.5% (4.5%)
Derivative assets:
TRS	$3,946	3rd Party Vendor	Spread and discount rates	**
CDO embedded derivative	3,938	Discounted cash flow	Prepayment rates	**
Derivative liabilities:
TRS	(51,705)	3rd Party Vendor	Spread and discount rates	**
Annuity and life embedded derivative liabilities:
MVLO	$(9,657,994)	Discounted cash flow	Annuitizations	0-25%
			Surrenders	0-25%
			Mortality***	0-100%
			Withdrawal Benefit Election	0-50%
GMWB and GMAB	(1,303,568)	Discounted cash flow	Surrenders	0.5-35%
			Mortality***	0-100%

* No range is applicable due to only one security within classification or the same assumption used on all securities.
** Management does not have insight into the specific assumptions used. See narrative below for qualitative discussion.

*** Mortality assumptions are derived by applying management determined factors to the Annuity 2000 Mortality Table for MVLO and actively issued GMWB and GMAB and the 1994 MGDB Mortality Table for all other GMWB and GMAB.
(h)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Fixed-maturity securities matrix pricing: The primary unobservable input used in the matrix pricing model is a yield applied to a benchmark security. A significant yield increase of the benchmark securities in isolation could result in a decreased fair value, while a significant yield decrease could result in an increased fair value.

Fixed-maturity securities and CDO embedded derivative discounted cash flows: A significant increase (decrease) in the prepayment rates could result in an increase (decrease) in fair value. A

 (Continued)

63

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

significant decrease (increase) in default rates or loss severity could result in an increase (decrease) in fair value. A significant widening of the spread in isolation could result in a decreased fair value, while significant spread tightening could result in an increased fair value.

Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRSs in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRSs in isolation could result in lower (higher) fair value.

Annuity and Life embedded derivative liabilities: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(i)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis. In 2012, an impairment of $4,538 was recorded on real estate held for sale. This real estate property was transferred from held for investment to held for sale on December 31, 2012 and is recorded within other assets on the Consolidated Balance Sheets. In 2011, an impairment of $413 was recorded on a CDO and an impairment of $1,580 was recorded on a mortgage loan on real estate. In 2010, an impairment of $5,000 was recorded associated with a mortgage loan on real estate, and an additional $2,167 loss was incurred upon its final disposition. The impairment was based on the appraisal value of the underlying property that is an input classified as Level 3 in the hierarchy. On February 12, 2010, the Company closed on a deed in lieu of foreclosure related to this mortgage loan on real estate and the impaired value of $50,500 was transferred to real estate. This real estate was sold during 2011 for a gain of $7,078.

 (Continued)

64

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(j)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31:

	2012					2011
	Carrying		Fair value			Carrying	Fair
	amount	Level 1	Level 2	Level 3	Total	amount	value
Financial assets:
Held-to-maturity fixed-
maturity securities	$475,074	—	—	486,715	486,715	534,431	559,946
Mortgage loans on real estate	6,045,334	—	—	6,773,362	6,773,362	5,926,441	6,430,563
Loans to affiliates	28,725	—	—	29,720	29,720	56,018	58,697
Policy loans	163,768	—	163,768	—	163,768	171,030	171,030
Acquired loans	216,062	—	204,632	35,365	239,997	233,703	233,703
Real estate – held for sale	15,500	—	15,500	—	15,500	—	—
Other invested assets	23,262	—	—	23,262	23,262	8,964	8,964
Financial liabilities:
Investment contracts	$69,286,685	—	—	70,143,265	70,143,265	69,610,297	70,397,545
Mortgage notes payable	105,858	—	—	129,065	129,065	112,151	124,549

The Company has portfolios of certain fixed-maturity securities classified as “held-to-maturity,” and accordingly, the securities are carried at amortized cost on the Consolidated Balance Sheets. The fair value is calculated internally with cash flow models using unobservable inputs and is categorized as Level 3.

The fair value of mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Default rates and loss severities are then applied to each loan and a fair value is determined based on these factors including the contractual cash flows of each loan and the current market interest rates for similar loans. The inputs used are unobservable and the fair value is classified as Level 3.

The fair value of loans to affiliates is calculated by management using the market price of a financial instrument with similar characteristics. Prices for loans to affiliates are provided via an internal model, using observable inputs, including the treasury spot curve rate and corporate market spread data. The fair value is, therefore, classified as Level 3.

Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Therefore, fair value is classified as Level 2.

During 2011, the Company acquired a portfolio of assets as part of the liquidation of a CDO investment. A portion of these acquired assets have deteriorated credit quality and are recorded as

 (Continued)

65

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

acquired loans. Acquired loans are initially recorded at fair value, and changes in expected cash flows are recorded as adjustments to accretable yield, to the carrying amount, or both. Fair values are obtained using a combination of third-party vendors, cash flow modeling, and matrix pricing with unobservable inputs and are reviewed by the Company’s Pricing Committee. Prices obtained from third parties are Level 2. Modeled and matrix priced securities are Level 3.

Real estate held for sale was transferred from held for investment in December 2012. The real estate has been adjusted to the lower of cost or fair value, less cost to sell. The real estate is classified as Level 2 because a purchase agreement from a third-party market participant exists for its sale. The purchase agreement is considered an observable market input.

Other invested assets relate to an investment in FHLB stock, certain loan receivables, and miscellaneous partnership investments. The loan receivables and partnership investments are carried at cost, and are classified as Level 3 because there is no active market and the fair value is not readily determinable. The FHLB investment is carried at cost, which approximates fair value and is classified as Level 3 due to transfer restrictions and lack of liquidity.

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in the account balances and future policy benefit reserves and the policy and contract claims balances on the Consolidated Balance Sheets. The fair values of the investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs.

The fair value of mortgage notes payable is the sum of the outstanding balance of the note payable plus the expected prepayment penalty due to the lender if the Company were to prepay the mortgage. The Company believes this approximates fair value, as the calculation of the prepayment penalty is based on current market interest rates and represents lost interest to the lender. The penalty is based on specific provisions provided by the lender, which is an unobservable input; therefore, the liability is classified as Level 3.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

(6)	Financing Receivables

The Company’s financing receivables comprise mortgage loans, nontrade receivables, and loans to affiliates. Mortgage loans consist of the unpaid balance of mortgage loans on real estate. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. Loans to affiliates are loans that are intended to meet certain financial objectives of the Company, AZOA, and Allianz SE. The mortgage loans are evaluated on a collective basis for impairment unless circumstances arise that warrant individual evaluation. The nontrade receivables include some receivables evaluated on a collective basis, and some evaluated individually. The loans to

 (Continued)

66

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

affiliates are evaluated individually and do not require an allowance to be recorded as of December 31, 2012. For additional information, see note 2 for nontrade receivables, note 4 for mortgage loans, and note 16 for loans to affiliates.

Rollforward of Allowance for Credit Losses

The allowances for credit losses and recorded investment in financing receivables as of December 31 are shown below:

	Mortgage	Nontrade
	loans	receivables	Total
2012:
Allowance for credit losses:
Beginning balance	$75,018	8,871	83,889
(Benefit) provision	10,232	(1,979)	8,253
Ending balance	85,250	6,892	92,142
Ending balance individually
evaluated for impairment	40,250	1,361	41,611
Ending balance collectively
evaluated for impairment	$45,000	5,531	50,531
Financing receivables:
Ending balance	$6,130,584	22,377	6,152,961
Ending balance individually
evaluated for impairment	116,750	1,361	118,111
Ending balance collectively
evaluated for impairment	$6,013,834	21,016	6,034,850

 (Continued)

67

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

	Mortgage	Nontrade
	loans	receivables	Total
2011:
Allowance for credit losses:
Beginning balance	$107,343	8,832	116,175
(Benefit) provision	(32,325)	39	(32,286)
Ending balance	75,018	8,871	83,889
Ending balance individually
evaluated for impairment	—	1,361	1,361
Ending balance collectively
evaluated for impairment	$75,018	7,510	82,528
Financing receivables:
Ending balance	$6,001,459	25,906	6,027,365
Ending balance individually
evaluated for impairment	—	1,361	1,361
Ending balance collectively
evaluated for impairment	$6,001,459	24,545	6,026,004

Credit Quality Indicators

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators.

The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its mortgage loan portfolio. The loan-to-value analysis as of December 31 is shown below:

		Commercial		Residential		Total
2012:
Less than 50%		$1,937,330	31.6%	$1,042	100.0%	$1,938,372	31.6%
50% – 60%		1,922,367	31.4	—	—	1,922,367	31.4
60% – 70%		1,686,041	27.5	—	—	1,686,041	27.5
70% – 80%		583,804	9.5	—	—	583,804	9.5
	Total	$6,129,542	100.0%	$1,042	100.0%	$6,130,584	100.0%

 (Continued)

68

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

	Commercial		Residential		Total
2011:
Less than 50%	$1,418,856	23.6%	$1,117	100.0%	$1,419,973	23.7%
50% – 60%	1,791,960	29.9	—	—	1,791,960	29.9
60% – 70%	2,129,363	35.5	—	—	2,129,363	35.5
70% – 80%	660,163	11.0	—	—	660,163	11.0
Total	$6,000,342	100.0%	$1,117	100.0%	$6,001,459	100.1%

The debt service coverage ratio as of December 31 is shown below:

	2012	2011
Debt service coverage ratio:
Greater than 1.4x	$4,156,144	3,460,178
1.2x – 1.4x	776,303	1,068,089
1.0x – 1.2x	752,588	694,894
Less than 1.0x	444,507	777,181
Total commercial mortgage loans	$6,129,542	6,000,342

The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2012			2011
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$9,008	13,369	22,377	10,920	14,986	25,906
Allowance for credit losses	(5,531)	(1,361)	(6,892)	(7,510)	(1,361)	(8,871)
Net nontrade
receivables	$3,477	12,008	15,485	3,410	13,625	17,035

Past-due Aging Analysis

Aging analysis of past-due financing receivables as of December 31 is shown below:

2012:				Greater than
		31–60	61–90	90 days	Total
		past due	past due	past due	past due	Current (1)	Total
Mortgage loans		$—	—	—	—	6,130,584	6,130,584
Nontrade receivables		5,841	2,283	8,070	16,194	6,183	38,571
	Total	$5,841	2,283	8,070	16,194	6,136,767	6,169,155
(1)	Current amount includes all receivables 30 days or less past due.

 (Continued)

69

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

2011:				Greater than
		31–60	61–90	90 days	Total
		past due	past due	past due	past due	Current (1)	Total
Mortgage loans		$—	—	—	—	6,001,459	6,001,459
Nontrade receivables		1,491	536	11,106	13,133	12,773	25,906
	Total	$1,491	536	11,106	13,133	6,014,232	6,027,365
(1)	Current amount includes all receivables 30 days or less past due.
As of December 31, 2012 and 2011, the Company’s financing receivables did not include any balances, which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

(7)	Goodwill

There were no impairments to goodwill in 2012 or 2011. Goodwill is reviewed on an annual basis and impairment considerations are made depending on economic market conditions.

(8)	Value of Business Acquired and Other Intangible Assets

VOBA at December 31 and the changes in the balance for the years then ended are as follows:

	2012	2011	2010
Balance, beginning of year	$—	853	12,183
Interest	573	771	809
Amortization	(5,218)	(3,755)	(4,250)
Change in shadow VOBA	4,645	2,131	(7,889)
Balance, end of year	$—	—	853

The net amortization of the VOBA in each of the next five years is expected to be:

2013	$5,105
2014	3,529
2015	2,184
2016	1,622
2017	1,202

 (Continued)

70

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Intangible assets at December 31 and the changes in the balance for the years then ended are as follows:

	2012	2011	2010
Balance, beginning of year	$3,435	4,173	5,870
Addition	—	—	—
Amortization	(164)	(738)	(1,697)
Balance, end of year	$3,271	3,435	4,173

Amortization of intangible assets in each of the next five years is expected to be:

2013	$101
2014	70
2015 and beyond	—
During 2012, 2011, and 2010, there are no events or changes in circumstances that warranted recoverability testing for intangible assets.

Accumulated amortization of VOBA and other intangible assets are $243,732 and $238,350 as of December 31, 2012, and 2011, respectively.

(9)	Deferred Acquisition Costs

DAC at December 31 and the changes in the balance for the years then ended are as follows:

	2012	2011	2010
Balance, beginning of year	$4,777,224	5,300,864	6,053,973
Capitalization (1)	737,390	952,734	983,760
Interest	222,229	205,772	148,060
Amortization	(1,643,969)	(423,355)	(973,399)
Change in shadow DAC	(1,699,416)	(1,258,791)	(911,530)
Balance, end of year	$2,393,458	4,777,224	5,300,864

(1)	Reflects prospective adoption, in 2012, of new acquisition cost guidance. See note 2 for adoption impact.

The changes in shadow DAC in 2012 and 2011 are driven by the increase in unrealized gains as a result of market conditions.

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality,

 (Continued)

71

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2012, 2011, and 2010 is as follows:

	2012	2011	2010
Assets:
DAC	$(63,616)	34,334	52,279
DSI	(14,512)	(23,621)	2,256
VOBA	(1,012)	4,651	1,905
Total assets (decrease)
increase	(79,140)	15,364	56,440
Liabilities:
Account balances and future policy
benefit reserves	86,596	(69,519)	239,447
Unearned premiums	96	22,885	(5,490)
Total liabilities increase
(decrease)	86,692	(46,634)	233,957
Net (decrease) increase	(165,832)	61,998	(177,517)
Deferred income tax (benefit) expense	(58,041)	21,700	(62,131)
Net (decrease) increase	$(107,791)	40,298	(115,386)
(10)	Deferred Sales Inducements

DSI at December 31 and the changes in the balance for years then ended are as follows:

	2012	2011	2010
Balance, beginning of year	$1,167,736	1,161,568	1,028,591
Capitalization	161,828	299,368	412,427
Amortization	(289,641)	(93,621)	(167,697)
Interest	43,279	38,892	36,457
Change in shadow DSI	(409,258)	(238,471)	(148,210)
Balance, end of year	$673,944	1,167,736	1,161,568

The change in shadow DSI in 2012 and 2011 is driven by the increase in unrealized gains as a result of market conditions.

 (Continued)

72

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(11)	Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2012			2011
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
GMDB:
Return of premium	$19,474,339	101,609	63.3	$17,025,933	380,775	63.2
Ratchet and return of premium	4,961,385	70,064	66.6	4,695,415	332,894	66.1
Ratchet and rollup	4,675,427	706,453	69.1	4,638,789	1,022,063	68.3
Ratchet and earnings
protection rider	3,760	2,133	79.1	3,623	2,522	78.2
Reset	104,916	1,257	76.1	108,684	5,821	74.9
Earnings protection rider	293,886	19,861	65.9	300,100	23,093	65.1
Total	$29,513,713	901,377		$26,772,544	1,767,168
GMIB:
Return of premium	$144,503	930	71.2	$155,174	2,282	70.8
Ratchet and return of premium	3,837,990	59,369	67.2	4,870,901	357,965	66.3
Ratchet and rollup	6,111,691	1,034,193	65.2	6,017,719	1,482,163	64.3
Total	$10,094,184	1,094,492		$11,043,794	1,842,410
GMAB:
Five years	$5,550,209	85,207	59.0	$6,846,344	559,245	59.1
Ten years	4,004	48	76.8	3,997	89	76.6
Target date retirement – 7 year	777,294	4,139	57.2	702,839	25,071	57.4
Target date retirement – 10 year	286,796	3,157	54.2	261,227	17,189	54.5
Target date with management
levers	2,467,417	5,411	58.0	1,456,990	44,870	57.8
Total	$9,085,720	97,962		$9,271,397	646,464
GMWB:
No living benefit	$365,274	3,306	67.2	$295,872	—	67.1
Life benefit with optional reset	1,080,566	166,027	61.6	1,035,913	225,559	61.9
Life benefit with automatic
reset	1,596,848	112,563	58.2	1,495,503	188,861	58.4
Life benefit with 8% rollup	33,956	2,955	63.3	31,793	3,434	63.1
Life benefit with 10% rollup	1,214,821	172,500	58.0	1,106,144	165,509	58.2
Life benefit with management
levers	7,656,036	463,131	58.2	5,100,141	437,746	58.6
Total	$11,947,501	920,482		$9,065,366	1,021,109

The net amount at risk has decreased in 2012 due to an increase in market performance, which has caused decreases in certain guaranteed benefits. A significant portion of the reduction in GMAB net amount at risk is due to these benefits being paid in 2012. Account values have increased due to the growth in new business.

 (Continued)

73

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2012	2011
Mutual funds:
Bond	$4,117,903	3,253,540
Domestic equity	11,756,004	9,193,599
International equity	1,812,473	1,579,130
Specialty	7,025,112	5,581,186
Total mutual funds	24,711,492	19,607,455
Money market funds	868,706	861,736
Other	90,477	89,694
Total	$25,670,675	20,558,885

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in account balances and future policy benefit reserves on the Consolidated Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2010	$60,176	131,710	432,580	90,385	714,851
Incurred guaranteed benefits	44,738	152,762	259,744	926,602	1,383,846
Paid guaranteed benefits	(24,377)	(6,697)	(69,308)	—	(100,382)
Balance as of December 31, 2011	80,537	277,775	623,016	1,016,987	1,998,315
Incurred guaranteed benefits	14,880	(25,017)	33,658	(59,122)	(35,601)
Paid guaranteed benefits	(19,376)	(6,366)	(310,971)	—	(336,713)
Balance as of December 31, 2012	$76,041	246,392	345,703	957,865	1,626,001

(12)	Mortgage Notes Payable

In 2004, the Company obtained an $80,000 mortgage loan from Northwestern Mutual Life Insurance Company (Northwestern) for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with Northwestern in conjunction with the construction of an addition to the Company’s headquarters of $65,000. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2012 and 2011, the combined loan had a balance of $105,858 and $112,151, respectively. This 20-year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision. The proceeds of this mortgage were used to pay off a floating rate construction loan from Wells Fargo that the Company used to finance the acquisition of property for, and construction of, the Company’s headquarters.

 (Continued)

74

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Interest expense for all loans is $6,007, $6,346, and $6,667 in 2012, 2011, and 2010, respectively, and is presented in general and administrative expenses on the Consolidated Statements of Operations.

The future principal payments required under the Northwestern loan are as follows:

2013		$6,649
2014		7,026
2015		7,424
2016		7,844
2017		8,288
2018 and beyond		68,627
	Total	$105,858

(13)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2012 are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

 (Continued)

75

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2012	2011	2010
Balance at January 1, net of reinsurance
recoverables of $188,089, $156,294,
and $126,907, respectively	$91,813	78,904	69,233
Adjustment related to the reclassification
of reserves from prior years	—	417	—
Adjustment primarily related to
commutation and assumption
reinsurance on blocks of business	(272)	(216)	110
Incurred related to:
Current year	42,876	32,157	35,371
Prior years	8,119	5,752	(4,143)
Total incurred	50,995	37,909	31,228
Paid related to:
Current year	3,001	2,931	2,551
Prior years	32,125	22,270	19,116
Total paid	35,126	25,201	21,667
Balance at December 31, net of
reinsurance recoverables of $221,718,
$188,089, and $156,294, respectively	$107,410	91,813	78,904

Prior year incurreds for 2012 reflect unfavorable claim development in the Lloyd’s of London market and with the individual LTC lines of business. Prior year incurreds for 2011 reflect unfavorable claim development primarily with the individual LTC lines of business. Prior year incurreds for 2010 reflect favorable claim development with the group marketing and reinsurance assumed lines of business.

(14)	Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess yearly renewal term (YRT) coverage. The Company may also enter into coinsurance agreements for the purpose of preserving capital. The Company generally retained between $1,000 and $5,000 coverage per individual life depending on the type of policy for the years ended December 31, 2012 and 2011, respectively.

The Company monitors the financial exposure to the reinsurers, as well as evaluates the financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by arranging trust accounts

 (Continued)

76

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

or letters of credit with certain reinsurers. Reinsurance recoverables and receivables at December 31, 2012 and 2011 are covered by collateral of $3,703,239 and $3,712,887, respectively.

Reinsurance recoverables at December 31, 2012 and 2011 of $2,411,817 and $2,106,771, respectively, are due to reinsurance agreements the Company became party to during the 1999 acquisition of LifeUSA Holding, Inc.

(15)	Income Taxes

(a)	Income Tax (Benefit) Expense

Total income tax (benefit) expense for the years ended December 31 is as follows:

	2012	2011	2010
Income tax (benefit) expense
attributable to operations:
Current tax expense (benefit)	$280,018	(63,316)	282,145
Deferred tax (benefit) expense	(324,977)	5,441	(173,073)
Total income tax
(benefit) expense
attributable to
net income	(44,959)	(57,875)	109,072
Income tax effect on equity:
Income tax expense (benefit)
allocated to stockholder’s
equity:
Attributable to unrealized
gains on investments	192,353	489,768	350,611
Attributable to unrealized
gains (losses) on
postretirement obligation	95	(19)	17
Attributable to unrealized
gains (losses) on foreign
exchange	325	(291)	723
Total income tax effect
on equity	$147,814	431,583	460,423

 (Continued)

77

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(b)	Components of Income Tax (Benefit) Expense

Income tax (benefit) expense computed at the statutory rate of 35% varies from income tax (benefit) expense reported on the Consolidated Statements of Operations for the respective years ended December 31 as follows:

	2012	2011	2010
Income tax (benefit) expense
computed at the statutory rate	$(30,570)	(2,443)	149,658
Dividends-received deductions and
tax-exempt interest	(20,015)	(21,415)	(24,640)
State income tax	6,559	4,128	—
Release AZPF tax	—	(39,365)	—
Accrual of tax contingency
reserve	2,223	2,573	183
Foreign tax, net	(4,551)	(268)	(12,054)
Corporate-owned life insurance	(6,894)	(790)	(5,680)
Penalties	5,377	—	—
Other	2,912	(295)	1,605
Income tax (benefit)
expense as reported	$(44,959)	(57,875)	109,072

 (Continued)

78

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(c)	Components of Deferred Tax Assets and Liabilities on the Consolidated Balance Sheets

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability), which is included in other assets and other liabilities, respectively, on the Consolidated Balance Sheets, at December 31 are as follows:

	2012	2011
Deferred tax assets:
Policy reserves	$2,441,364	2,395,736
Coinsurance deferred income	3,906	6,461
Expense accruals	141,817	192,798
Other-than-temporarily impaired assets	37,186	15,912
Investment Income	4,270	—
Provision for postretirement benefits	13,988	10,342
Other	1,651	2,596
Total deferred tax assets	2,644,182	2,623,845
Deferred tax liabilities:
Deferred acquisition costs	(391,805)	(1,370,347)
Investment and derivative income	—	(71,436)
Depreciation and amortization	(41,130)	(34,613)
Deferred intercompany gain	(4,234)	(4,758)
Net unrealized gains on investments and
foreign exchange	(2,992,467)	(2,060,373)
Total deferred tax liabilities	(3,429,636)	(3,541,527)
Net deferred tax liabilities	$(785,454)	(917,682)

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes paid (recovered) by the Company were $287,491, $(16,601), and $248,129 in 2012, 2011, and 2010, respectively. At December 31, 2012 and 2011, respectively, the Company had a tax payable to AZOA of $103,300 and $117,366, reported in other liabilities on the Consolidated Balance Sheets.

 (Continued)

79

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

At December 31, 2012 and 2011, the Company had a tax receivable separate from the agreement with AZOA in the amount of $10 and $(333), respectively. These amounts are for foreign taxes and taxes on a majority-owned subsidiary.

The Company’s federal income tax return is consolidated with its parent, AZOA. With few exceptions, the Company is no longer subject to U.S. federal, state, and local, or non-U.S. income tax examinations by tax authorities for years prior to 2006. The IRS recently conducted an examination of the consolidated returns filed by AZOA for the 2008 and 2009 tax years. While the field examination is complete, the examination report must be reviewed and approved by the Joint Committee on Taxation before it can be finalized. The IRS has not proposed any adjustments that materially affect the Company.

In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. Reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011
Balance at January 1	$92,337	103,665
Additions based on tax positions related to the
current year	193	190
Amounts released related to tax positions taken
in prior years	(11,518)	(11,518)
Balance at December 31	$81,012	92,337

The balance at December 31, 2012 consists of tax positions for which the deductibility is more likely than not; however, there is uncertainty with respect to the timing of the deduction. Due to the impact of deferred tax accounting, other than interest and penalty, the disallowance would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2012, 2011, and 2010, the Company recognized expenses of $2,223, $2,573, and $192, respectively, in interest and penalties. The Company had $7,381 and $5,158 for the payment of interest and penalties accrued at December 31, 2012 and 2011, respectively.

(16)	Related-Party Transactions

(a)	Loans to Affiliates

The Company held related-party invested assets of $28,725 and $56,018 at December 31, 2012 and 2011, respectively, representing 0.04% and 0.08% of total invested assets and 0.34% and 0.68% of capital for the respective years. The Company does not foresee a credit risk with these investments

 (Continued)

80

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

given the financial strength of Allianz SE, which currently has an A.M. Best rating of A+ and a S&P rating of AA.

In 2003, the Company entered into an agreement to lend Allianz SE $350,000. In 2004, the Company transferred, in the form of a dividend, a portion of the loan to AZOA with a carrying value of $90,000. In 2006, the Company transferred, in the form of a dividend, an additional portion of the loan to AZOA with a carrying amount of $130,000. The remaining loan balance was $28,725 and $56,018 at December 31, 2012 and 2011, respectively, and will be repaid, plus interest over ten years, semiannual interest payments for the first five years; and amortized semiannual payments of principal and accrued interest over the last five years. Repayment of this loan started in 2009 with year-to-date principal payments received through December 31, 2012 and 2011, in the amount of $27,293 and $25,932, respectively. The interest rate is 5.18%. Interest of $2,466, $2,040, and $5,128 was earned during 2012, 2011, and 2010, respectively, and is included in interest and similar income, net on the Consolidated Statements of Operations. The loan was collateralized by a Buoni Poliennali Del Tes Government Bond with a fair value of $135,400 at December 31, 2012.

In 2001, the Company entered into an agreement to lend AZOA $100,000. Repayment of this loan started in 2006 and the remaining balance of $41,489 was forgiven in the form of a dividend in November 2010. Interest of $0, $0, and $2,838 was earned during 2012, 2011, and 2010, respectively, and is included in interest and similar income, net on the Consolidated Statements of Operations.

(b)	Loan to Parent Company – Stockholder’s Equity

In 2002, the Company entered into an agreement to lend AZOA $250,000. The loan plus interest will be repaid over 10 years, semiannual interest payments for the first five years, and level semiannual payments of principal and accrued interest over the last five years. The interest rate is a fixed rate of 6%. The loan is not collateralized. Repayment of this loan started in 2008 with year-to-date principal payments received through December 31, 2012 and 2011, in the amount of $4,963 and $53,976, respectively. In 2011, $50,000 of the loan was forgiven as a dividend payment in the form of debt forgiveness. The fair value of the loan was $0 and $5,140 at December 31, 2012 and 2011, respectively. The outstanding loan balance was $0 and $4,963 at December 31, 2012 and 2011, respectively, and is included as a component of stockholder’s equity on the Consolidated Balance Sheets. Interest of $147, $3,234, and $8,806 was earned during 2012, 2011, and 2010 and is included in interest and similar income, net on the Consolidated Statements of Operations.

(c)	Real Estate

The Company has real estate investment properties leased to affiliates. The Company reported $1,045, $1,113, and $1,106 in 2012, 2011, and 2010, respectively, for rental income, which is included in interest and similar income, net on the Consolidated Statements of Operations. The Company has an agreement to sublease office space to a related party, Fireman’s Fund Insurance Company (FFIC), a sister company wholly owned by the same parent company, AZOA. The Company received rental income of $881, $865, and $1,054 in 2012, 2011, and 2010, respectively,

 (Continued)

81

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

which is included in other revenue on the Consolidated Statements of Operations. In addition, the Company leases office space from FFIC pursuant to a sublease agreement. In connection with this subleasing arrangement, the Company has incurred rent expense of $26, $26, and $9 in 2012, 2011, and 2010, respectively, which is included in general and administrative expenses on the Consolidated Statements of Operations.

(d)	Service Fees

The Company incurred fees for services provided by affiliated companies of $35,713, $35,755, and $31,431 in 2012, 2011, and 2010, respectively. The Company’s liability for these expenses was $10,758 and $5,659 at December 31, 2012 and 2011, respectively, and is included in other liabilities on the Consolidated Balance Sheets. On a quarterly basis, the Company pays the amount due through cash settlement.

The Company earned revenues for various services provided to affiliated companies of $5,666, $6,410, and $5,818 in 2012, 2011, and 2010, respectively. The receivable for these expenses was $391 and $142 at December 31, 2012 and 2011, respectively, and is included in receivables on the Consolidated Balance Sheets. On a quarterly basis, the Company receives payment through cash settlement.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), Allianz Global Distributors LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of variable products that offer investment options managed by PIMCO. The agreement with AGID was terminated effective December 31, 2010. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $15,233, $11,341, and $6,255 during 2012, 2011, and 2010, respectively, which is included in fee and commission revenue on the Consolidated Statements of Operations. At December 31, 2012 and 2011, $2,684 and $0, respectively, were included for these fees in receivables on the Consolidated Balance Sheets. Expenses incurred to these affiliates for management of subadvised investment options were $1,513, $1,713, and $1,696 during 2012, 2011, and 2010, respectively, which are included in general and administrative expenses on the Consolidated Statements of Operations. The related payable to these affiliates was $131 and $115 at December 31, 2012 and 2011, respectively, which is included in other policyholder funds on the Consolidated Balance Sheets.

(e)	Financial Guarantee

In October 2008, Allianz SE invested $2,500,000 in The Hartford Financial Services Group, Inc. (Hartford) using funds from their subsidiaries. The Company had a $130,000 invested portion of the

 (Continued)

82

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

transaction. In connection with the Company’s investment, Allianz SE issued a financial guarantee of the notional amount in 10% fixed-to-floating rate junior subordinated notes of Hartford. The Company recorded the guarantee as the difference between par value and the fair value of the bond. If at any time during the fixed rate period of the notes (ended October 15, 2018), the rating attributed by any one of S&P or Moody’s falls below investment grade, or Hartford is subject to an event of default with its obligations under the notes, the Company has the right to sell the notes to Allianz SE. During 2009, the notes were downgraded by S&P from BBB- to BB+, which is below investment grade. This gave the Company the right to sell the notes to Allianz SE; however, the Company chose not to exercise the right. The consideration to be delivered by Allianz SE will be equal to the notional amount of the notes. At the option of Allianz SE, such consideration will be paid either in cash or senior notes of Allianz SE or one of its financial subsidiaries. During 2012, the Hartford investment was redeemed and the related guarantee is no longer in effect.

(f)	Capital Contributions and Dividends

The Company paid cash dividends to AZOA in 2012 of $150,000. The Company paid a dividend via forgiveness of debt to AZOA in 2011 of $50,000. No dividends were paid by the Company in 2010.

(g)	Reinsurance

On October 1, 2010, the Company created a subsidiary named Allianz Annuity Company of Missouri (AAMO), a captive reinsurance entity domiciled in Missouri with a $250 capital contribution. On December 22, 2010, an additional capital contribution was made for $288,234 to AAMO. On December 31, 2010, the Company ceded to AAMO, on a combined funds withheld coinsurance basis and modified coinsurance basis, a 20% quota share of the Company’s net liability of certain variable annuity policies written directly by the Company. The impact of this reinsurance agreement is eliminated through consolidation.

On September 29, 2009, the Company created a subsidiary named Allianz Life of Missouri, LLC (AZLMO), a captive reinsurance entity domiciled in Missouri with a $250 capital contribution. On December 31, 2009, the Company ceded to AZLMO, on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. A letter of credit was issued under an existing letter of credit facility in which Allianz SE is the applicant and the face amount of the letter of credit is in a qualifying trust established by AZLMO. On December 31, 2009, an additional capital contribution was made for $282,000 to AZLMO. The impact of this reinsurance agreement is eliminated through consolidation. During 2010, the Company created a subsidiary named Allianz Life Insurance Company of Missouri, which was merged with AZLMO. There was no financial impact to the Company’s consolidated financial statements as a result of the merger.

The Company has reinsurance recoverables and receivables due to reinsurance agreements with other affiliated entities. Total affiliated reinsurance recoverables and receivables were $311 and

 (Continued)

83

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

$3,248 as of December 31, 2012 and 2011, respectively, and are included in reinsurance recoverables and receivables on the Consolidated Balance Sheets.

(17)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. In 2012, 2011, and 2010, the Company matched up to a maximum of 7.5% of the employees’ eligible compensation, respectively. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $11,827, $11,582, and $10,426 in 2012, 2011, and 2010, respectively, toward the AAAP matching contributions and administration expenses.

A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $9,959 and $8,242 as of December 31, 2012 and 2011, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company may decide to make discretionary contributions to the plan in the form and manner the Company determines. Discretionary contributions are currently determined based on production. The accrued liability of $12,798 and $9,178 as of December 31, 2012 and 2011, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees SARs and restricted stock units (RSUs) that are tied to Allianz SE stock. Allianz SE determines the number of SARs and RSUs granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period. A change in value of $5,653, $1,107, and $1,927 was recorded in 2012, 2011, and 2010, respectively, and is included in general and administrative expenses on the Consolidated Statements of Operations. The related liability of $8,797 and $3,786 as of December 31, 2012 and 2011, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

 (Continued)

84

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The Company participates in the Employee Stock Purchase Plan sponsored by AZOAC that is designed to provide eligible employees with an opportunity to purchase American Depository Shares (ADSs) of Allianz SE at a discounted price. An aggregate amount of 250,000 Ordinary Shares is reserved for this plan. Allianz SE determines the purchase price of the share based on the closing price of an Ordinary Share of Allianz SE on the Frankfurt stock exchange on the date of each purchase. Employees are given the opportunity to purchase these shares quarterly on predetermined dates set by Allianz SE. Employees are not allowed to sell or transfer the shares for a one-year period following the purchase settlement date. Effective October 26, 2009, the ADSs were delisted from the New York Stock Exchange and started trading on the U.S. over-the-counter market through the OTCQX (which is an online trading platform). The difference between the market price and the discount price, or the discount, is paid by the Company and amounted to $426, $379, and $310 in 2012, 2011, and 2010, respectively, and is recorded in other liabilities on the Consolidated Balance Sheets. The discount is reflected as taxable income in the year of purchase to employees.

The Company participates in the AZOAC Severance Allowance Plan. Under the AZOAC Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in force are eligible to receive benefits. The Company expensed $3,571, $601, and $1,553 in 2012, 2011, and 2010, respectively, toward severance payments.

The Company offers a life insurance benefit to eligible employees who retired on or before December 31, 1988, or who were hired before December 31, 1988, and who have at least 10 years of service when they reach age 55. The Company’s plan obligation at December 31, 2012 and 2011 was $1,034 and $837, respectively. This liability is included in other liabilities on the Consolidated Balance Sheets.

The Company’s plan assets, held in a Welfare Benefit Trust, at December 31, 2012 and 2011 were $3,711 and $14,776, respectively. The assets in this trust are used to prefund the Company’s self-insured medical plan. In previous years, the Company had also been funding claim payments as incurred. This caused the asset balance to continue to grow. During 2012, the asset balance was drawn down as a result of using the funds to pay claims.

(18)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, and accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of Minnesota as of December 31, 2012 and 2011 was $5,332,410 and $4,993,128, respectively.

 (Continued)

85

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 were significantly in excess of these requirements. The maximum amount of dividends that can be paid by Minnesota insurance companies to stockholders without prior approval of the Commissioner of Commerce is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its surplus cash dividends of not more than the greater of 10% of its beginning-of-the-year statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Ordinary dividends of $539,518 can be paid in 2013 without prior approval of the Commissioner of Commerce.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2012 and 2011.

(19)	Commitments and Contingencies

The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings, including four putative and certified class action proceedings, arising from the conduct of their business. Two of the class action lawsuits have been certified as class actions, and have been consolidated. One of the other putative class action lawsuits is pending in the United States District Court, Eastern District of Arkansas and has been stayed. The other putative class action lawsuit is pending in the United States District Court for the District of Minnesota. The Company intends to vigorously contest the lawsuits, but may pursue settlement negotiations in some cases, if appropriate. The outcome of these cases is uncertain at this time, and there can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. In 2007 and in 2011, the Company settled two class action lawsuits. With respect to those settlements, uncertainty remains regarding the Company’s ultimate obligations due to the fact that it will depend upon future policy owner behavior and elections. The Company recognizes legal costs for defending itself as incurred. When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions, or views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether the amount of loss can be reasonably estimated prior to making any accruals.

The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

 (Continued)

86

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, has been the subject of close scrutiny by regulators, legislators, and the media over the past few years.

Federal and state regulators, such as state insurance departments, state securities departments, the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance laws and securities laws. State regulators have also been investigating various practices relating to unclaimed property. In certain instances, these investigations have led to regulatory enforcement proceedings. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company. Management assesses whether the amount can be reasonably estimated  prior to making any accruals.

In December 2008, the SEC adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, if it had become fully operational, would subject issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. In October 2010, several months after the Federal Court of Appeals for the District of Columbia Circuit vacated Rule 151A, the SEC withdrew the rule. As a result, issuers of fixed-indexed annuity products will not be under the SEC’s purview, rather they will remain subject to state insurance regulation as long as insurers comply with the provisions of the Harkin Amendment, passed as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. It can be expected that annuity product design and sales practices will be an ongoing source of increasing regulatory scrutiny and enforcement actions, litigation, and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future. Management assesses whether the amount can be reasonably estimated prior to making any accruals.

The Company holds a minority equity interest in a certain field marketing organization. Certain provisions within the stockholder’s agreement require the Company to purchase all of the stock in the entity if and when principals of the field marketing organization choose to exercise certain available options. The exercise period for the put option is the first 120 days of each calendar year commencing on January 1, 2011, and expiring on April 30, 2014. If the put option was exercised, requiring the Company to purchase all of the stock in the entity, the total purchase price that would be paid by the Company based on current calculations would be $6,957.

The Company has a limited partnership investment that requires a commitment of capital. The Company had capital commitments of $10,000 and $12,000, of which $7,573 and $8,354 has been funded, at December 31, 2012 and 2011, respectively.

 (Continued)

87

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The Company has private placement investments that may require a commitment of capital within the next year. The Company had capital commitments of $0 and $58,000 at December 31, 2012 and 2011, respectively.

The Company has commercial mortgage loan investments that require additional commitments of capital within the next year. The Company had capital commitments for new mortgage loans of $215,000 and $72,940 at December 31, 2012 and 2011, respectively.

The Company leases office space and certain furniture and equipment pursuant to operating leases with some leases containing renewal options and escalation clauses. Expense for all operating leases was $2,569, $3,065, and $3,138 in 2012, 2011, and 2010, respectively. The future minimum lease payments required under operating leases are as follows:

2013		$1,664
2014		833
2015		377
2016		159
2017		24
2018 and beyond		60
	Total	$3,117

The Company had capital leases to finance furniture and equipment for the Company’s headquarters. These leases were all terminated in 2010 and new leases were entered into in 2011. No new leases were entered into in 2012. The cost and accumulated depreciation of the financed assets were $2,976 and $868 at December 31, 2012, and $2,976 and $0 at December 31, 2011, respectively, and are included in other assets. Depreciation on the financed assets was $868, $0, and $749 in 2012, 2011, and 2010, respectively.

The future minimum lease payments and present value of the net minimum lease payments are as follows:

2013		$939
2014		939
2015		783
2016		—
2017		—
2018 and beyond		—
	Total	$2,661

The Company owns one commercial real estate investment property. In 2012, this property was reclassified from real estate held for investment to held for sale within other assets and is leased to various tenants. The typical lease period is five to ten years with some leases containing renewal options. Under net leases in addition to their base rent, the tenants are directly responsible for the payment of property taxes, insurance, and maintenance costs relating to the leased property. Under gross leases, the tenants pay

 (Continued)

88

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

a rent amount grossed up to include the cost of taxes, insurance, and maintenance. Future minimum lease receipts under noncancelable leasing arrangements as of December 31, 2012 reflect the expected sale in 2013 and are as follows:

2013		$84
2014		—
2015		—
2016		—
2017		—
2018 and beyond		—
	Total	$84

The Company has a service agreement (the agreement) with certain broker-dealers for a marketing support program related to the distribution of select variable insurance products. Under the agreement, the Company pays a base service fee of 0.10% on the amount of variable insurance products under management at the commencement of the agreement. An additional service fee of 0.15% is calculated on the total variable insurance products under management held in excess of this base amount. The fee is calculated on a monthly basis and is paid quarterly. Either party may terminate the agreement with a 90-day notice. Upon termination, the service fee continues to be paid from the date of termination for a period of ten years provided that the broker-dealer is not in material breach of the contract. In the event of termination, the Company has calculated its total commitment at December 31, 2012 to be $5,039 annually with a total commitment of $50,394. The calculation was based on the total variable insurance products under management as of December 31, 2012 due to the variability in estimating future assets under management (such as sales, lapse rate, and fund performance). Total expense under the agreement amounted to $5,095, $4,298, and $3,495 in 2012, 2011, and 2010, respectively.

 (Continued)

89

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(20)	Capital Structure

The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized,			Voluntary or
	issued, and	Par value,		involuntary
	outstanding	per share	Redemption rights	liquidation rights
Common stock	40,000,000	$1.00	None	None
20,000,001
20,000,001
Preferred stock:
Class A	200,000,000	$1.00	Designated by Board	Designated by Board
	18,903,484		for each series issued	for each series issued
18,903,484
Class A, Series A	8,909,195	1.00	$35.02 per share plus	$35.02 per share plus
	8,909,195		an amount to yield a	an amount to yield a
	8,909,195		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class A, Series B	10,000,000	1.00	$35.02 per share plus	$35.02 per share plus
	9,994,289		an amount to yield a	an amount to yield a
	9,994,289		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class B	400,000,000	1.00	Designated by Board	Designated by Board
			for each series issued	for each series issued

Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See note 1 for further discussion.

Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.

As discussed in notes 2 and 16, the Company carried out various capital transactions with related parties during 2012, 2011, and 2010.

 (Continued)

90

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

(21)	Foreign Currency Translation

An analysis of foreign currency translation, net of tax for the respective years ended December 31 is as follows:

	2012	2011	2010
Beginning amount of cumulative translation adjustments	$13,389	13,930	12,588
Aggregate adjustment for the period
resulting from translation adjustments	929	(832)	2,065
Amount of income tax (benefit) expense
for the period related to aggregate
adjustment	(325)	291	(723)
Net aggregate translation
included in equity	604	(541)	1,342
Ending amount of cumulative translation
adjustments	$13,993	13,389	13,930
Canadian foreign exchange rate at
end of year	1.00432	0.98208	1.00639

(22)	Segment Information

The Company has organized its principal operations into the following segments: Individual Annuities, Life, Questar, and Legacy products.

The Individual Annuities segment consists of fixed, fixed-indexed, and variable annuities that are provided through independent distribution channels made up of agents and registered representatives. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances.

The Life segment issues fixed-indexed universal life insurance products, as well as maintains term and whole life in-force blocks that the Company no longer sells or distributes. In 2012, the Company identified this segment as an emerging focus. The primary sources for revenue for this segment are premiums, fees, and charges that the Company receives to assume insurance related risk, in addition to earning a spread on net investment income on invested assets.

 (Continued)

91

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

The Questar segment consists of two wholly owned subsidiaries, Questar Capital Corporation (Questar Capital) and Questar Asset Management, Inc. (QAM). Questar Capital is registered as a broker-dealer under the Securities Exchange Act of 1934 and operates as a retail broker-dealer. QAM provides portfolio management for clients and revenue is driven by fees received based on assets under management. Questar Capital distributes a full range of securities products, including mutual funds and variable life insurance and annuity contracts. Questar Capital also processes general securities transactions through a clearing arrangement with Pershing, LLC.

The Legacy business consists of closed blocks of LTC and Special Markets products. The Special Markets products include individual and group annuity and life products, including universal life and term life insurance. Although Legacy products are part of the consolidated results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

The Company does not maintain segregated investment portfolios for each segment. All interest and similar income, net and realized investment gains, net are allocated to the segments. Assets are only monitored at the total company level, and as such, asset disclosures by segment are not included herein.

Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder reserve levels. The results of our Individual Annuity, Life, and Legacy segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on required capital levels for each segment and are excluded from estimated gross profits used in reserve and DAC model projections.

 (Continued)

92

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

Unconsolidated segment results are reconciled to consolidated statement of operations amounts in the tables below:

	Year ended December 31, 2012
	Individual			Legacy
	annuities	Life	Questar	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$821,192	93,795	—	134,170	—	1,049,157
Interest and similar income, net	3,514,953	67,509	(20)	49,964	—	3,632,406
Derivative (loss) income	(171,380)	12,094	—	(201)	—	(159,487)
Realized investment gains, net	227,392	1,418	—	1,099	—	229,909
Fee, commission, and other
revenue	189,120	295	72,917	7,594	(29,220)	240,706
Total revenue (loss)	4,581,277	175,111	72,897	192,626	(29,220)	4,992,691
Benefits and expenses:
Net benefits and expenses	2,656,502	92,872	—	140,829	—	2,890,203
General and administrative and
commission	1,300,668	118,602	90,580	24,849	(29,220)	1,505,479
Change in deferred acquisition
costs, net	729,277	(58,368)	—	13,441	—	684,350
Total benefits and
expenses	4,686,447	153,106	90,580	179,119	(29,220)	5,080,032
Pretax (loss) income	$(105,170)	22,005	(17,683)	13,507	—	(87,341)
Current income taxes:						280,018
Deferred income taxes:						(324,977)
Total income tax
benefit						(44,959)
Net loss						$(42,382)

 (Continued)

93

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

	Year ended December 31, 2011
	Individual			Legacy
	annuities	Life	Questar	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$705,258	84,421	—	136,516	—	926,195
Interest and similar income, net	3,418,279	58,941	(39)	42,835	—	3,520,016
Derivative loss	(197,364)	(6,472)	—	(488)	—	(204,324)
Realized investment gains, net	109,607	1,519	—	1,024	—	112,150
Fee, commission, and other
revenue	149,516	55	69,951	8,215	(5,552)	222,185
Total revenue (loss)	4,185,296	138,464	69,912	188,102	(5,552)	4,576,222
Benefits and expenses:
Net benefits and expenses	3,535,771	74,599	—	114,422	—	3,724,792
General and administrative and
commission	1,418,280	74,851	87,050	18,934	(5,552)	1,593,563
Change in deferred acquisition
costs, net	(729,330)	(22,646)	—	16,825	—	(735,151)
Total benefits and
expenses	4,224,721	126,804	87,050	150,181	(5,552)	4,583,204
Pretax (loss) income	$(39,425)	11,660	(17,138)	37,921	—	(6,982)
Current income taxes						(63,316)
Deferred income taxes						5,441
Total income tax
benefit						(57,875)
Net loss						$50,893

 (Continued)

94

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011
(In thousands, except share data and security holdings quantities)

	Year ended December 31, 2010
	Individual			Legacy
	annuities	Life	Questa	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$666,146	83,559	—	126,267	—	875,972
Interest and similar income, net	3,236,126	53,016	(28)	35,793	—	3,324,907
Derivative (loss) income	(352,832)	2,491	—	(1,011)	—	(351,352)
Realized investment gains, net	578,392	2,784	—	1,940	—	583,116
Fee, commission, and other
revenue	148,254	276	63,607	16,507	(5,669)	222,975
Total revenue (loss)	4,276,086	142,126	63,579	179,496	(5,669)	4,655,618
Benefits and expenses:
Net benefits and expenses	2,619,544	59,267	—	113,772	—	2,792,583
General and administrative and
commission	1,438,687	59,797	76,636	24,410	(5,669)	1,593,861
Change in deferred acquisition
costs, net	(187,712)	9,492	—	19,799	—	(158,421)
Total benefits and
expenses	3,870,519	128,556	76,636	157,981	(5,669)	4,228,023
Pretax (loss) income	$405,567	13,570	(13,057)	21,515	—	427,595
Current income taxes						282,145
Deferred income taxes						(173,073)
Total income tax
benefit						109,072
Net loss						$318,523

(23)	Subsequent Events

No material subsequent events have occurred since December 31, 2012 through March 25, 2013 that require adjustment to the financial statements.

95

Schedule I
ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Summary of Investments – Other than Investments in Related Parties
December 31, 2012
(In thousands)

			Amount at
			which shown
			in the
			consolidated
Type of investment	Cost (1)	Fair value	balance sheets
Fixed-maturity securities:
Fixed-maturity securities, available-for-sale:
U.S. government	$880,251	1,009,447	1,009,447
Agencies not backed by the full faith and credit of the U.S. government	744,623	873,624	873,624
States and political subdivisions	3,891,615	4,473,633	4,473,633
Foreign government	460,615	523,994	523,994
Public utilities	4,512,465	5,394,379	5,394,379
Corporate securities	35,834,283	40,937,472	40,937,472
Mortgage-backed securities	13,263,966	14,893,697	14,893,697
Collateralized mortgage obligations	15,225	17,150	17,150
Collateralized debt obligations	48,993	54,766	54,766
Total fixed-maturity securities, available-for-sale	59,652,036	68,178,162	68,178,162
Fixed-maturity securities, trading:
Corporate securities	2,950	3,042	3,042
Total fixed-maturity securities, trading	2,950	3,042	3,042
Fixed-maturity securities, held-to-maturity:
Collateralized debt obligations	474,936	486,553	474,936
Corporate securities	138	162	138
Total fixed-maturity securities, held-to-maturity	475,074	486,715	475,074
Total fixed-maturity securities	60,130,060	68,667,919	68,656,278
Equity securities:
Equity securities, trading:
Common stocks:
Industrial and miscellaneous	25,284	$28,795	28,795
Total equity securities	25,284	$28,795	28,795
Other investments:
Mortgage loans on real estate, net	6,045,334		6,045,334
Short-term securities	5,502		5,502
Derivatives	490,149		490,149
Loans to affiliates	28,725		28,725
Policy loans	163,768		163,768
Acquired loans	216,062		216,062
Other invested assets	23,262		23,262
Total other investments	6,972,802		6,972,802
Total investments	$67,128,146		$75,657,875
(1)	Original cost of equity securities and, as to fixed-maturities, original cost reduced by repayments and adjusted for amortization of premiums, accrual discounts, or impairments.
See accompanying report of independent registered public accounting firm.

96

Schedule II
ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Supplementary Insurance Information
As of and for the years ended December 31, 2012, 2011, and 2010
(In thousands)

	December 31					Year ended December 31
			Account
			balances							Net
			and			Net	Interest		Net change	change
	Deferred	Deferred	future policy		Policy and	premium	and		in deferred	in policy	Other
	acquisition	sales	benefit	Unearned	contract	and policy	similar	Net	sales	acquisition	operating
	costs	inducements	reserves	premiums	claims	fees	income, net	benefits	inducements*	costs**	expenses
2012:
Annuities		$2,079,949	670,988	70,325,143	294	—	821,192	3,514,953	2,571,623	84,879	729,277
Life	239,654	2,956	1,492,835	32,327	3,913	93,795	67,509	93,390	(518)	(58,368)	111,170
Questar	—	—	—	—	—	—	(20)	—	—	—	90,580
Legacy	73,855	—	3,182,713	56,262	354,819	134,170	49,964	140,829	—	13,441	24,849
	$2,393,458	673,944	75,000,691	88,883	358,732	1,049,157	3,632,406	2,805,842	84,361	684,350	1,505,479
2011:
Annuities		$4,478,296	1,165,125	70,570,967	872	682	705,258	3,418,279	3,778,871	(243,100)	(729,330)
Life	211,633	2,611	1,289,507	27,569	3,886	84,421	58,941	76,137	(1,538)	(22,646)	69,361
Questar	—	—	—	—	—	—	(39)	—	—	—	87,037
Legacy	87,295	—	3,056,520	57,586	289,441	136,516	42,835	114,422	—	16,825	18,934
	$4,777,224	1,167,736	74,916,994	86,027	294,009	926,195	3,520,016	3,969,430	(244,638)	(735,151)	1,593,563
2010:
Annuities		$5,006,777	1,166,513	65,543,991	2,794	710	666,146	3,236,126	2,900,359	(280,815)	(187,712)
Life	208,049	(1,936)	1,165,441	16,216	4,234	83,559	53,016	59,640	(373)	9,492	55,044
Questar	—	—	—	—	—	—	(28)	—	—	—	75,776
Legacy	86,038	(3,009)	2,881,068	60,741	248,055	126,267	35,793	113,772	—	19,799	24,410
	$5,300,864	1,161,568	69,590,500	79,751	252,999	875,972	3,324,907	3,073,771	(281,188)	(158,421)	1,593,86
* See note 10 for aggregate gross amortization of deferred sales inducements.
** See note 9 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

97

Schedule III
ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Reinsurance
Years ended December 31, 2012, 2011, and 2010
(In thousands)

					Percentage
		Ceded	Assumed		of amount
	Direct	to other	from other	Net	assumed
Years ended	amount	companies	companies	amount	to net
December 31, 2012:
Life insurance in force	$24,257,515	16,420,252	91,346	7,928,609	1.2%
Premiums and policy fees:
Life	$138,180	42,900	851	96,131	0.9
Annuities	819,359	27	(318)	819,014	—
Accident and health	189,659	81,256	25,609	134,012	19.1
Total premiums and policy fees	$1,147,198	124,183	26,142	1,049,157	2.5
December 31, 2011:
Life insurance in force	$22,944,148	14,794,998	94,733	8,243,883	1.1
Premiums and policy fees:
Life	$129,223	42,649	878	87,452	1.0
Annuities	701,350	(2,116)	(442)	703,024	(0.1)
Accident and health	204,838	91,457	22,338	135,719	16.5
Total premiums and policy fees	$1,035,411	131,990	22,774	926,195	2.5
December 31, 2010:
Life insurance in force	$22,180,590	15,140,327	100,454	7,140,717	1.4
Premiums and policy fees:
Life	$131,024	50,397	914	81,541	1.1
Annuities	664,392	635	(526)	663,231	(0.1)
Accident and health	217,659	103,679	17,220	131,200	13.1
Total premiums and policy fees	$1,013,075	154,711	17,608	875,972	2.0%
See accompanying report of independent registered public accounting firm.
The Life and Annuities categories above are prescribed splits based on product and will differ from the results of the Life and Individual Annuity segments.

98

KPMG

ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2012

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG
KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and
Contract Owners of Allianz Life Variable Account B:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account B (the Variable Account) as of December 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Variable Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account B as of December 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
March 25, 2013

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Assets:
Investments at Net Asset Value	$ 1,804	$ 2,594	$ 2,650	$ 372	$ 98,032	$ 323,625
Total Assets	1,804	2,594	2,650	372	98,032	323,625

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	1,804	2,594	2,650	372	98,032	323,625

Contract Owners' Equity:
Contracts in Accumulation Period	1,762	2,584	2,650	372	98,027	323,625
Contracts in Annuity Payment Period	42	10	-	-	5	-
Total Contract Owners' Equity	$ 1,804	$ 2,594	$ 2,650	$ 372	$ 98,032	$ 323,625

Investment Shares	29	56	196	14	7,941	23,255
Investments at Cost	$ 1,553	$ 2,988	$ 3,489	$ 339	$ 95,829	$ 286,957
	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis New York Venture Fund	AZL Dreyfus Research Growth Fund	AZL Federated Clover Small Value Fund

Assets:
Investments at Net Asset Value	$ 380,619	$ 96,570	$ 69,173	$ 403,218	$ 186,579	$ 209,598
Total Assets	380,619	96,570	69,173	403,218	186,579	209,598

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	380,619	96,570	69,173	403,218	186,579	209,598

Contract Owners' Equity:
Contracts in Accumulation Period	380,618	96,570	69,162	403,138	186,565	209,571
Contracts in Annuity Payment Period	1	-	11	80	14	27
Total Contract Owners' Equity	$ 380,619	$ 96,570	$ 69,173	$ 403,218	$ 186,579	$ 209,598

Investment Shares	26,633	10,929	6,278	32,815	17,132	11,556
Investments at Cost	$ 322,983	$ 83,074	$ 62,260	$ 330,183	$ 163,707	$ 175,126

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund	AZL Gateway Fund

Assets:
Investments at Net Asset Value	$ 340,380	$ 953,718	$ 238,943	$ 795,201	$ 1,920,370	$ 55,574
Total Assets	340,380	953,718	238,943	795,201	1,920,370	55,574

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	340,380	953,718	238,943	795,201	1,920,370	55,574

Contract Owners' Equity:
Contracts in Accumulation Period	340,380	953,651	238,943	795,196	1,920,370	55,574
Contracts in Annuity Payment Period	-	67	-	5	-	-
Total Contract Owners' Equity	$ 340,380	$ 953,718	$ 238,943	$ 795,201	$ 1,920,370	$ 55,574

Investment Shares	28,339	82,789	19,928	74,951	171,923	5,132
Investments at Cost	$ 311,318	$ 855,971	$ 223,781	$ 762,571	$ 1,719,037	$ 53,105

	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund

Assets:
Investments at Net Asset Value	$ 866,140	$ 58,812	$ 471,097	$ 191,141	$ 274,904	$ 301,979
Total Assets	866,140	58,812	471,097	191,141	274,904	301,979

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	866,140	58,812	471,097	191,141	274,904	301,979

Contract Owners' Equity:
Contracts in Accumulation Period	866,140	58,812	471,097	191,113	274,892	301,968
Contracts in Annuity Payment Period	-	-	-	28	12	11
Total Contract Owners' Equity	$ 866,140	$ 58,812	$ 471,097	$ 191,141	$ 274,904	$ 301,979

Investment Shares	57,894	4,221	37,007	16,326	17,323	19,051
Investments at Cost	$ 768,756	$ 55,525	$ 419,456	$ 172,919	$ 246,807	$ 284,352

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund

Assets:
Investments at Net Asset Value	$ 168,524	$ 220,647	$ 259,569	$ 94,071	$ 821,110	$ 85,291
Total Assets	168,524	220,647	259,569	94,071	821,110	85,291

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	168,524	220,647	259,569	94,071	821,110	85,291

Contract Owners' Equity:
Contracts in Accumulation Period	168,504	220,632	259,548	94,071	820,644	85,291
Contracts in Annuity Payment Period	20	15	21	-	466	-
Total Contract Owners' Equity	$ 168,524	$ 220,647	$ 259,569	$ 94,071	$ 821,110	$ 85,291

Investment Shares	15,724	13,543	28,902	5,444	821,110	8,540
Investments at Cost	$ 145,747	$ 173,717	$ 268,347	$ 85,603	$ 821,110	$ 70,449

	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund	AZL MVP Fusion Moderate Fund

Assets:
Investments at Net Asset Value	$ 330,341	$ 63,989	$ 300,335	$ 42,976	$ 111,132	$ 203,278
Total Assets	330,341	63,989	300,335	42,976	111,132	203,278

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	330,341	63,989	300,335	42,976	111,132	203,278

Contract Owners' Equity:
Contracts in Accumulation Period	330,336	63,989	300,335	42,976	111,132	203,278
Contracts in Annuity Payment Period	5	-	-	-	-	-
Total Contract Owners' Equity	$ 330,341	$ 63,989	$ 300,335	$ 42,976	$ 111,132	$ 203,278

Investment Shares	24,055	5,985	28,495	4,085	10,281	18,683
Investments at Cost	$ 302,522	$ 62,572	$ 293,092	$ 41,480	$ 108,217	$ 197,213

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	AZL MVP Growth Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund

Assets:
Investments at Net Asset Value	$ 229,135	$ 72,751	$ 15	$ 51,518	$ 2,692	$ 1,568
Total Assets	229,135	72,751	15	51,518	2,692	1,568

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	229,135	72,751	15	51,518	2,692	1,568

Contract Owners' Equity:
Contracts in Accumulation Period	229,135	72,751	15	51,517	2,692	1,568
Contracts in Annuity Payment Period	-	-	-	1	-	-
Total Contract Owners' Equity	$ 229,135	$ 72,751	$ 15	$ 51,518	$ 2,692	$ 1,568

Investment Shares	20,926	6,756	1	4,709	267	125
Investments at Cost	$ 221,088	$ 70,600	$ 15	$ 44,264	$ 2,690	$ 1,546

	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	BlackRock Equity Dividend V.I. Fund

Assets:
Investments at Net Asset Value	$ 1,277	$ 429,178	$ 34,568	$ 238,431	$ 173,176	$ 49
Total Assets	1,277	429,178	34,568	238,431	173,176	49

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	1,277	429,178	34,568	238,431	173,176	49

Contract Owners' Equity:
Contracts in Accumulation Period	1,277	429,100	34,492	238,431	173,176	49
Contracts in Annuity Payment Period	-	78	76	-	-	-
Total Contract Owners' Equity	$ 1,277	$ 429,178	$ 34,568	$ 238,431	$ 173,176	$ 49

Investment Shares	108	43,346	4,294	29,697	15,206	5
Investments at Cost	$ 1,202	$ 354,742	$ 19,349	$ 207,716	$ 139,822	$ 49

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	BlackRock Global Allocation V.I. Fund	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio	Davis VA Value Portfolio

Assets:
Investments at Net Asset Value	$ 1,930,836	$ 50,772	$ 837	$ 56,878	$ 487	$ 54,113
Total Assets	1,930,836	50,772	837	56,878	487	54,113

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	1,930,836	50,772	837	56,878	487	54,113

Contract Owners' Equity:
Contracts in Accumulation Period	1,930,836	50,727	825	56,874	487	54,096
Contracts in Annuity Payment Period	-	45	12	4	-	17
Total Contract Owners' Equity	$ 1,930,836	$ 50,772	$ 837	$ 56,878	$ 487	$ 54,113

Investment Shares	134,647	4,079	40	4,921	45	4,950
Investments at Cost	$ 1,835,928	$ 48,897	$ 665	$ 50,705	$ 541	$ 49,928

	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio

Assets:
Investments at Net Asset Value	$ 36	$ 302	$ 65	$ 21,721	$ 58,571	$ 18
Total Assets	36	302	65	21,721	58,571	18

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	36	302	65	21,721	58,571	18

Contract Owners' Equity:
Contracts in Accumulation Period	36	302	65	21,721	58,571	18
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 36	$ 302	$ 65	$ 21,721	$ 58,571	$ 18

Investment Shares	1	32	7	2,051	5,614	1
Investments at Cost	$ 36	$ 301	$ 62	$ 20,855	$ 55,853	$ 19

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Fidelity VIP Strategic Income Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund

Assets:
Investments at Net Asset Value	$ 347	$ 123,151	$ 202,597	$ 285,029	$ 1,058,439	$ 120,580
Total Assets	347	123,151	202,597	285,029	1,058,439	120,580

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	347	123,151	202,597	285,029	1,058,439	120,580

Contract Owners' Equity:
Contracts in Accumulation Period	347	122,985	201,932	284,876	1,057,484	120,433
Contracts in Annuity Payment Period	-	166	665	153	955	147
Total Contract Owners' Equity	$ 347	$ 123,151	$ 202,597	$ 285,029	$ 1,058,439	$ 120,580

Investment Shares	29	8,563	16,104	41,643	69,902	7,402
Investments at Cost	$ 356	$ 155,745	$ 225,586	$ 262,735	$ 1,011,726	$ 109,606

	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Strategic Income Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund

Assets:
Investments at Net Asset Value	$ 263,032	$ 62,885	$ 109,406	$ 162	$ 161,397	$ 469,379
Total Assets	263,032	62,885	109,406	162	161,397	469,379

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	263,032	62,885	109,406	162	161,397	469,379

Contract Owners' Equity:
Contracts in Accumulation Period	262,313	62,750	109,243	162	161,397	468,920
Contracts in Annuity Payment Period	719	135	163	-	-	459
Total Contract Owners' Equity	$ 263,032	$ 62,885	$ 109,406	$ 162	$ 161,397	$ 469,379

Investment Shares	12,073	3,440	5,113	13	18,973	35,125
Investments at Cost	$ 195,653	$ 48,328	$ 94,019	$ 160	$ 135,461	$ 460,761

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco Van Kampen LIT Growth & Income Portfolio	Invesco Van Kampen V.I. American Franchise Fund

Assets:
Investments at Net Asset Value	$ 221	$ -	$ 2,096	$ 573	$ 231	$ 4,505
Total Assets	221	-	2,096	573	231	4,505

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	221	-	2,096	573	231	4,505

Contract Owners' Equity:
Contracts in Accumulation Period	221	-	2,096	573	209	4,499
Contracts in Annuity Payment Period	-	-	-	-	22	6
Total Contract Owners' Equity	$ 221	$ -	$ 2,096	$ 573	$ 231	$ 4,505

Investment Shares	18	-	70	19	12	124
Investments at Cost	$ 220	$ -	$ 1,743	$ 350	$ 191	$ 4,258

	Invesco Van Kampen V.I. American Value Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio

Assets:
Investments at Net Asset Value	$ 13	$ 309	$ 25	$ 46	$ 54	$ 14
Total Assets	13	309	25	46	54	14

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	13	309	25	46	54	14

Contract Owners' Equity:
Contracts in Accumulation Period	13	309	25	46	54	14
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 13	$ 309	$ 25	$ 46	$ 54	$ 14

Investment Shares	1	28	5	9	5	2
Investments at Cost	$ 13	$ 298	$ 24	$ 45	$ 54	$ 13

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio

Assets:
Investments at Net Asset Value	$ 11	$ 10,603	$ 102	$ 31	$ 202	$ 10
Total Assets	11	10,603	102	31	202	10

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	11	10,603	102	31	202	10

Contract Owners' Equity:
Contracts in Accumulation Period	11	10,603	102	31	202	10
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 11	$ 10,603	$ 102	$ 31	$ 202	$ 10

Investment Shares	1	399	10	3	11	1
Investments at Cost	$ 10	$ 8,790	$ 70	$ 31	$ 121	$ 9

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio

Assets:
Investments at Net Asset Value	$ -	$ 8	$ -	$ 215	$ 64	$ 70
Total Assets	-	8	-	215	64	70

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	8	-	215	64	70

Contract Owners' Equity:
Contracts in Accumulation Period	-	8	-	215	64	70
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ 8	$ -	$ 215	$ 64	$ 70

Investment Shares	-	-	-	13	5	3
Investments at Cost	$ -	$ 8	$ -	$ 207	$ 63	$ 69

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Mutual Shares Securities Fund	Oppenheimer Global Securities Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA

Assets:
Investments at Net Asset Value	$ 565,581	$ 72,331	$ 6,271	$ -	$ 17	$ 54,654
Total Assets	565,581	72,331	6,271	-	17	54,654

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	565,581	72,331	6,271	-	17	54,654

Contract Owners' Equity:
Contracts in Accumulation Period	565,311	72,214	6,271	-	17	54,597
Contracts in Annuity Payment Period	270	117	-	-	-	57
Total Contract Owners' Equity	$ 565,581	$ 72,331	$ 6,271	$ -	$ 17	$ 54,654

Investment Shares	32,777	2,222	1,105	-	8	2,278
Investments at Cost	$ 516,542	$ 54,178	$ 6,169	$ -	$ 16	$ 41,723

	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio

Assets:
Investments at Net Asset Value	$ 445,806	$ 615,879	$ 158,971	$ 221,822	$ 60,860	$ 138,083
Total Assets	445,806	615,879	158,971	221,822	60,860	138,083

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	445,806	615,879	158,971	221,822	60,860	138,083

Contract Owners' Equity:
Contracts in Accumulation Period	445,697	615,864	158,971	221,822	60,860	138,005
Contracts in Annuity Payment Period	109	15	-	-	-	78
Total Contract Owners' Equity	$ 445,806	$ 615,879	$ 158,971	$ 221,822	$ 60,860	$ 138,083

Investment Shares	41,686	54,115	22,296	14,480	5,934	10,068
Investments at Cost	$ 412,021	$ 592,107	$ 193,988	$ 196,575	$ 59,583	$ 137,325

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio

Assets:
Investments at Net Asset Value	$ 29,750	$ 329,118	$ 565,614	$ 195	$ 637,500	$ 1,460,992
Total Assets	29,750	329,118	565,614	195	637,500	1,460,992

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	29,750	329,118	565,614	195	637,500	1,460,992

Contract Owners' Equity:
Contracts in Accumulation Period	29,750	329,118	565,558	195	637,423	1,460,836
Contracts in Annuity Payment Period	-	-	56	-	77	156
Total Contract Owners' Equity	$ 29,750	$ 329,118	$ 565,614	$ 195	$ 637,500	$ 1,460,992

Investment Shares	2,926	25,897	70,174	18	44,732	126,493
Investments at Cost	$ 29,024	$ 324,739	$ 536,293	$ 195	$ 615,185	$ 1,408,021

	PIMCO VIT Unconstrained Bond Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign Securities Fund

Assets:
Investments at Net Asset Value	$ 105,407	$ 7,901	$ 430	$ 368	$ 76	$ 173,861
Total Assets	105,407	7,901	430	368	76	173,861

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	105,407	7,901	430	368	76	173,861

Contract Owners' Equity:
Contracts in Accumulation Period	105,407	7,901	430	368	76	173,653
Contracts in Annuity Payment Period	-	-	-	-	-	208
Total Contract Owners' Equity	$ 105,407	$ 7,901	$ 430	$ 368	$ 76	$ 173,861

Investment Shares	10,075	1,508	32	17	4	11,970
Investments at Cost	$ 101,486	$ 9,020	$ 412	$ 358	$ 76	$ 167,662

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Assets:
Investments at Net Asset Value	$ 757,251	$ 405,132	$24,043,027
Total Assets	757,251	405,132	24,043,027

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-
Total Liabilities	-	-	-
Net Assets:	757,251	405,132	24,043,027

Contract Owners' Equity:
Contracts in Accumulation Period	757,067	404,702	24,036,607
Contracts in Annuity Payment Period	184	430	6,420
Total Contract Owners' Equity	$ 757,251	$ 405,132	$24,043,027

Investment Shares	38,840	33,733	2,710,900
Investments at Cost	$ 717,996	$ 390,427	$22,326,872

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 18	$ 32	$ -	$ -	$ -	$ 4,352

Expenses:
Mortality and Expense Risk Charges	29	42	50	6	2,249	5,906
Investment Income (Loss), Net	(11)	(10)	(50)	(6)	(2,249)	(1,554)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	78	-	1,338
Realized Gains (Losses) on Sales of Investments, Net	37	(87)	(221)	6	219	4,179
Realized Gains (Losses) on Investments, Net	37	(87)	(221)	84	219	5,517
Net Change in Unrealized Appreciation
(Depreciation) on Investments	255	334	646	(43)	5,727	19,723
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	292	247	425	41	5,946	25,240
Net Increase (Decrease) in Net Assets From Operations	$ 281	$ 237	$ 375	$ 35	$ 3,697	$ 23,686

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis New York Venture Fund	AZL Dreyfus Research Growth Fund	AZL Federated Clover Small Value Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 152	$ 494	$ 254	$ 1,395	$ 637	$ 1,226

Expenses:
Mortality and Expense Risk Charges	7,574	1,748	1,355	7,984	3,752	4,349
Investment Income (Loss), Net	(7,422)	(1,254)	(1,101)	(6,589)	(3,115)	(3,123)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	1,142	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	9,416	2,276	1,164	9,669	3,877	5,761
Realized Gains (Losses) on Investments, Net	9,416	2,276	2,306	9,669	3,877	5,761
Net Change in Unrealized Appreciation
(Depreciation) on Investments	35,359	10,119	4,238	31,790	23,446	19,593
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	44,775	12,395	6,544	41,459	27,323	25,354
Net Increase (Decrease) in Net Assets From Operations	$ 37,353	$ 11,141	$ 5,443	$ 34,870	$ 24,208	$ 22,231

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund	AZL Gateway Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 7,464	$ 18,669	$ 3,583	$ 11,823	$ 30,995	$ 218

Expenses:
Mortality and Expense Risk Charges	5,399	17,976	3,772	16,898	35,164	950
Investment Income (Loss), Net	2,065	693	(189)	(5,075)	(4,169)	(732)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,463	-	1,836	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	2,373	9,999	1,871	(622)	14,421	581
Realized Gains (Losses) on Investments, Net	3,836	9,999	3,707	(622)	14,421	581
Net Change in Unrealized Appreciation
(Depreciation) on Investments	31,792	69,774	14,270	81,325	168,731	1,273
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	35,628	79,773	17,977	80,703	183,152	1,854
Net Increase (Decrease) in Net Assets From Operations	$ 37,693	$ 80,466	$ 17,788	$ 75,628	$ 178,983	$ 1,122

	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 9,276	$ 1,051	$ 6,765	$ 2,678	$ 4,605	$ 5,044

Expenses:
Mortality and Expense Risk Charges	14,577	1,025	9,073	3,780	5,702	5,892
Investment Income (Loss), Net	(5,301)	26	(2,308)	(1,102)	(1,097)	(848)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,406	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	9,501	(214)	8,436	2,636	2,849	(1,308)
Realized Gains (Losses) on Investments, Net	10,907	(214)	8,436	2,636	2,849	(1,308)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	77,177	7,930	34,422	18,429	30,427	46,154
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	88,084	7,716	42,858	21,065	33,276	44,846
Net Increase (Decrease) in Net Assets From Operations	$ 82,783	$ 7,742	$ 40,550	$ 19,963	$ 32,179	$ 43,998

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,228	$ 1,492	$ 3,089	$ 367	$ 2	$ 1,337

Expenses:
Mortality and Expense Risk Charges	3,314	4,428	5,109	1,578	15,374	1,687
Investment Income (Loss), Net	(2,086)	(2,936)	(2,020)	(1,211)	(15,372)	(350)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	1,752	-	-
Realized Gains (Losses) on Sales of Investments, Net	3,257	8,334	(3,326)	1,006	-	2,013
Realized Gains (Losses) on Investments, Net	3,257	8,334	(3,326)	2,758	-	2,013
Net Change in Unrealized Appreciation
(Depreciation) on Investments	18,555	25,085	36,736	9,204	1	17,099
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	21,812	33,419	33,410	11,962	1	19,112
Net Increase (Decrease) in Net Assets From Operations	$ 19,726	$ 30,483	$ 31,390	$ 10,751	$ (15,371)	$ 18,762

	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund	AZL MVP Fusion Moderate Fund
		(A)	(A)	(C)	(A)	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 806	$ 3,265	$ 512	$ 1,471	$ 2,486

Expenses:
Mortality and Expense Risk Charges	7,138	465	2,401	209	872	1,617
Investment Income (Loss), Net	(7,138)	341	864	303	599	869
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	16,272	117	358	134	854	1,923
Realized Gains (Losses) on Sales of Investments, Net	7,582	234	324	78	305	430
Realized Gains (Losses) on Investments, Net	23,854	351	682	212	1,159	2,353
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,949	1,417	7,243	1,496	2,915	6,065
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	25,803	1,768	7,925	1,708	4,074	8,418
Net Increase (Decrease) in Net Assets From Operations	$ 18,665	$ 2,109	$ 8,789	$ 2,011	$ 4,673	$ 9,287

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	AZL MVP Growth Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund
	(A)	(A)	(D)		(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 2,496	$ 694	$ -	$ -	$ -	$ 7

Expenses:
Mortality and Expense Risk Charges	1,808	571	-	1,056	5	2
Investment Income (Loss), Net	688	123	-	(1,056)	(5)	5
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	490	81	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	401	283	-	2,083	(1)	(7)
Realized Gains (Losses) on Investments, Net	891	364	-	2,083	(1)	(7)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,047	2,151	-	5,071	2	28
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	8,938	2,515	-	7,154	1	21
Net Increase (Decrease) in Net Assets From Operations	$ 9,626	$ 2,638	$ -	$ 6,098	$ (4)	$ 26

	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	BlackRock Equity Dividend V.I. Fund
						(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 15	$ 4,580	$ 347	$ 1,751	$ 622	$ -

Expenses:
Mortality and Expense Risk Charges	1	8,212	480	4,856	3,335	-
Investment Income (Loss), Net	14	(3,632)	(133)	(3,105)	(2,713)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	9	-	1,778	12,232	-	-
Realized Gains (Losses) on Sales of Investments, Net	10	12,116	1,833	3,372	5,461	-
Realized Gains (Losses) on Investments, Net	19	12,116	3,611	15,604	5,461	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	79	37,930	2,525	25,979	16,950	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	98	50,046	6,136	41,583	22,411	-
Net Increase (Decrease) in Net Assets From Operations	$ 112	$ 46,414	$ 6,003	$ 38,478	$ 19,698	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	BlackRock Global Allocation V.I. Fund	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio	Davis VA Value Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 28,226	$ -	$ -	$ 1,114	$ 6	$ 884

Expenses:
Mortality and Expense Risk Charges	34,311	1,029	15	1,198	9	1,080
Investment Income (Loss), Net	(6,085)	(1,029)	(15)	(84)	(3)	(196)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	6,356	-	1	348	-	3,251
Realized Gains (Losses) on Sales of Investments, Net	8,745	(264)	26	1,044	(52)	1,073
Realized Gains (Losses) on Investments, Net	15,101	(264)	27	1,392	(52)	4,324
Net Change in Unrealized Appreciation
(Depreciation) on Investments	129,541	8,502	40	6,832	152	1,342
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	144,642	8,238	67	8,224	100	5,666
Net Increase (Decrease) in Net Assets From Operations	$ 138,557	$ 7,209	$ 52	$ 8,140	$ 97	$ 5,470

	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio
	(D)	(D)	(D)			(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 1	$ -	$ 234	$ 751	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	329	905	-
Investment Income (Loss), Net	-	1	-	(95)	(154)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	52	185	1
Realized Gains (Losses) on Sales of Investments, Net	-	-	-	33	218	-
Realized Gains (Losses) on Investments, Net	-	-	-	85	403	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	1	3	1,310	4,137	(1)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	1	3	1,395	4,540	-
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 2	$ 3	$ 1,300	$ 4,386	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Fidelity VIP Strategic Income Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund
	(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 9	$ -	$ 6,178	$ 18,774	$ 58,539	$ 1,109

Expenses:
Mortality and Expense Risk Charges	-	2,174	3,377	5,137	16,996	2,303
Investment Income (Loss), Net	9	(2,174)	2,801	13,637	41,543	(1,194)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	(6,558)	(4,183)	3,584	2,873	1,504
Realized Gains (Losses) on Investments, Net	2	(6,558)	(4,183)	3,584	2,873	1,504
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(9)	33,301	21,736	16,877	46,142	11,225
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(7)	26,743	17,553	20,461	49,015	12,729
Net Increase (Decrease) in Net Assets From Operations	$ 2	$ 24,569	$ 20,354	$ 34,098	$ 90,558	$ 11,535

	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Strategic Income Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund
				(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 4,315	$ 480	$ -	$ -	$ 4,414	$ 12,713

Expenses:
Mortality and Expense Risk Charges	4,716	1,225	2,052	-	3,535	8,775
Investment Income (Loss), Net	(401)	(745)	(2,052)	-	879	3,938
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	7,864	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	8,486	1,579	2,514	-	2,799	3,172
Realized Gains (Losses) on Investments, Net	8,486	1,579	10,378	-	2,799	3,172
Net Change in Unrealized Appreciation
(Depreciation) on Investments	16,022	7,994	1,184	2	15,320	(6,920)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	24,508	9,573	11,562	2	18,119	(3,748)
Net Increase (Decrease) in Net Assets From Operations	$ 24,107	$ 8,828	$ 9,510	$ 2	$ 18,998	$ 190

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco Van Kampen LIT Growth & Income Portfolio	Invesco Van Kampen V.I. American Franchise Fund
	(D)	(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 1	$ -	$ 20	$ 8	$ 3	$ -

Expenses:
Mortality and Expense Risk Charges	-	18	38	10	3	56
Investment Income (Loss), Net	1	(18)	(18)	(2)	-	(56)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	(170)	45	23	7	43
Realized Gains (Losses) on Investments, Net	-	(170)	45	23	7	43
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	639	217	50	25	69
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1	469	262	73	32	112
Net Increase (Decrease) in Net Assets From Operations	$ 2	$ 451	$ 244	$ 71	$ 32	$ 56

	Invesco Van Kampen V.I. American Value Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio
	(D)	(D)	(D)	(D)	(D)	(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	-	-	-
Investment Income (Loss), Net	-	-	-	-	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	1	-	-	-	-
Realized Gains (Losses) on Investments, Net	-	1	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	11	1	1	-	1
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	12	1	1	-	1
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 12	$ 1	$ 1	$ -	$ 1

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio
	(D)			(D)		(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ 3	$ -	$ 3	$ -

Expenses:
Mortality and Expense Risk Charges	-	223	1	-	4	-
Investment Income (Loss), Net	-	(223)	2	-	(1)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	277	11	-	14	-
Realized Gains (Losses) on Investments, Net	-	277	11	-	14	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	1,182	7	-	17	1
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1	1,459	18	-	31	1
Net Increase (Decrease) in Net Assets From Operations	$ 1	$ 1,236	$ 20	$ -	$ 30	$ 1

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio
	(D)	(D)	(D)	(D)	(D)	(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	-	-	-
Investment Income (Loss), Net	-	-	-	-	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	-	-	-	-
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	8	1	1
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	-	-	8	1	1
Net Increase (Decrease) in Net Assets From Operations	$ -	$ -	$ -	$ 8	$ 1	$ 1

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Mutual Shares Securities Fund	Oppenheimer Global Securities Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA
			(F)	(E)	(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 11,321	$ 1,496	$ -	$ 908	$ -	$ 528

Expenses:
Mortality and Expense Risk Charges	10,439	1,420	17	87	-	1,122
Investment Income (Loss), Net	882	76	(17)	821	-	(594)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	4,578	2,291	1	(3,962)	-	2,036
Realized Gains (Losses) on Investments, Net	4,578	2,291	1	(3,962)	-	2,036
Net Change in Unrealized Appreciation
(Depreciation) on Investments	53,105	9,513	102	3,715	1	5,914
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	57,683	11,804	103	(247)	1	7,950
Net Increase (Decrease) in Net Assets From Operations	$ 58,565	$ 11,880	$ 86	$ 574	$ 1	$ 7,356
	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 3,804	$ 29,200	$ 4,598	$ 10,458	$ 585	$ 2,325

Expenses:
Mortality and Expense Risk Charges	8,975	9,855	3,481	3,965	844	2,807
Investment Income (Loss), Net	(5,171)	19,345	1,117	6,493	(259)	(482)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	5,352	-	444	7,949
Realized Gains (Losses) on Sales of Investments, Net	3,993	1,692	(6,876)	3,370	83	1,802
Realized Gains (Losses) on Investments, Net	3,993	1,692	(1,524)	3,370	527	9,751
Net Change in Unrealized Appreciation
(Depreciation) on Investments	32,942	40,097	5,851	20,812	1,758	(2,497)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	36,935	41,789	4,327	24,182	2,285	7,254
Net Increase (Decrease) in Net Assets From Operations	$ 31,764	$ 61,134	$ 5,444	$ 30,675	$ 2,026	$ 6,772

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio
	(C)			(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 464	$ 11,517	$ 27,129	$ -	$ 5,981	$ 33,140

Expenses:
Mortality and Expense Risk Charges	149	5,528	8,642	-	11,018	24,594
Investment Income (Loss), Net	315	5,989	18,487	-	(5,037)	8,546
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	1,303	-	-	32,450	27,236
Realized Gains (Losses) on Sales of Investments, Net	8	(90)	4,462	-	9,542	8,352
Realized Gains (Losses) on Investments, Net	8	1,213	4,462	-	41,992	35,588
Net Change in Unrealized Appreciation
(Depreciation) on Investments	726	13,623	28,748	-	(1,662)	46,869
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	734	14,836	33,210	-	40,330	82,457
Net Increase (Decrease) in Net Assets From Operations	$ 1,049	$ 20,825	$ 51,697	$ -	$ 35,293	$ 91,003

	PIMCO VIT Unconstrained Bond Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign Securities Fund
			(D)	(D)	(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 695	$ -	$ -	$ 2	$ -	$ 5,125

Expenses:
Mortality and Expense Risk Charges	1,181	154	-	-	-	2,811
Investment Income (Loss), Net	(486)	(154)	-	2	-	2,314
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	438	(256)	-	-	-	(1,443)
Realized Gains (Losses) on Investments, Net	438	(256)	-	-	-	(1,443)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,144	1,654	18	10	-	24,417
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	4,582	1,398	18	10	-	22,974
Net Increase (Decrease) in Net Assets From Operations	$ 4,096	$ 1,244	$ 18	$ 12	$ -	$ 25,288

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$ 41,914	$ 7,368	$ 473,641

Expenses:
Mortality and Expense Risk Charges	11,777	6,802	424,957
Investment Income (Loss), Net	30,137	566	48,684
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,044	-	137,101
Realized Gains (Losses) on Sales of Investments, Net	2,990	(3,735)	188,727
Realized Gains (Losses) on Investments, Net	4,034	(3,735)	325,828
Net Change in Unrealized Appreciation
(Depreciation) on Investments	44,886	65,118	1,676,248
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	48,920	61,383	2,002,076
Net Increase (Decrease) in Net Assets From Operations	$ 79,057	$ 61,949	$ 2,050,760

(A) Period from January 23, 2012 (fund commencement) to December 31, 2012
(B) Period from January 1, 2012 through April 27, 2012 (fund termination)
(C) Period from April 30, 2012 (fund commencement) through December 31, 2012
(D) Period from September 17, 2012 (fund commencement) through December 31, 2012
(E) Period from January 1, 2012 through October 26, 2012 (fund termination)
(F) Period from October 26, 2012 fund commencement) through December 31, 2012

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (11)	$ (27)	$ (10)	$ (16)	$ (50)	$ (47)
Realized Gains (Losses) on Investments, Net	37	40	(87)	(113)	(221)	(314)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	255	(38)	334	87	646	58
Net Increase (Decrease) in Net Assets
From Operations	281	(25)	237	(42)	375	(303)
Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	(101)	(61)	(253)	(122)	(59)	(131)
Surrenders and Terminations	(169)	(199)	(313)	(396)	(428)	(556)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	(2)	(2)	(2)	(2)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(272)	(262)	(568)	(520)	(489)	(689)
Increase (Decrease) in Net Assets	9	(287)	(331)	(562)	(114)	(992)
Net Assets at Beginning of Period	1,795	2,082	2,925	3,487	2,764	3,756
Net Assets at End of Period	$ 1,804	$ 1,795	$ 2,594	$ 2,925	$ 2,650	$ 2,764

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Opportunity Fund		AZL Balanced Index Strategy Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (6)	$ (9)	$ (2,249)	$ (2,734)	$ (1,554)	$ (2,823)
Realized Gains (Losses) on Investments, Net	84	84	219	4,757	5,517	3,653
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(43)	(90)	5,727	(18,681)	19,723	(423)
Net Increase (Decrease) in Net Assets
From Operations	35	(15)	3,697	(16,658)	23,686	407
Contract Transactions-All Products
Purchase Payments	-	-	3,295	2,824	17,994	68,500
Transfers Between Funds	(8)	(60)	5,587	(6,848)	20,587	10,130
Surrenders and Terminations	(14)	(247)	(10,993)	(10,537)	(11,346)	(7,208)
Rescissions	-	-	(60)	(18)	(477)	(603)
Bonus (Recapture)	-	-	18	19	209	418
Contract Maintenance Charge	-	-	(32)	(39)	(75)	(56)
Rider charge	-	-	(44)	(22)	(1,742)	(978)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(22)	(307)	(2,229)	(14,621)	25,150	70,203
Increase (Decrease) in Net Assets	13	(322)	1,468	(31,279)	48,836	70,610
Net Assets at Beginning of Period	359	681	96,564	127,843	274,789	204,179
Net Assets at End of Period	$ 372	$ 359	$ 98,032	$ 96,564	$ 323,625	$ 274,789

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (7,422)	$ (7,716)	$ (1,254)	$ (971)	$ (1,101)	$ (913)
Realized Gains (Losses) on Investments, Net	9,416	12,409	2,276	3,070	2,306	3,034
Net Change in Unrealized Appreciation
(Depreciation) on Investments	35,359	(47,024)	10,119	(7,033)	4,238	(7,478)
Net Increase (Decrease) in Net Assets
From Operations	37,353	(42,331)	11,141	(4,934)	5,443	(5,357)
Contract Transactions-All Products
Purchase Payments	27,473	31,021	12,804	13,020	6,491	7,630
Transfers Between Funds	22,417	(13,701)	2,373	(3,261)	4,785	(10,277)
Surrenders and Terminations	(33,590)	(27,333)	(6,860)	(5,473)	(5,835)	(4,724)
Rescissions	(636)	(528)	(298)	(104)	(268)	(91)
Bonus (Recapture)	141	139	63	62	37	21
Contract Maintenance Charge	(101)	(104)	(21)	(18)	(17)	(18)
Rider charge	(514)	(285)	(213)	(102)	(111)	(54)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	15,190	(10,791)	7,848	4,124	5,082	(7,513)
Increase (Decrease) in Net Assets	52,543	(53,122)	18,989	(810)	10,525	(12,870)
Net Assets at Beginning of Period	328,076	381,198	77,581	78,391	58,648	71,518
Net Assets at End of Period	$ 380,619	$ 328,076	$ 96,570	$ 77,581	$ 69,173	$ 58,648

	AZL Davis New York Venture Fund		AZL Dreyfus Research Growth Fund		AZL Federated Clover Small Value Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (6,589)	$ (4,789)	$ (3,115)	$ (3,215)	$ (3,123)	$ (3,288)
Realized Gains (Losses) on Investments, Net	9,669	11,739	3,877	3,630	5,761	6,479
Net Change in Unrealized Appreciation
(Depreciation) on Investments	31,790	(31,435)	23,446	(10,253)	19,593	(16,381)
Net Increase (Decrease) in Net Assets
From Operations	34,870	(24,485)	24,208	(9,838)	22,231	(13,190)
Contract Transactions-All Products
Purchase Payments	13,526	15,429	9,260	7,656	6,245	9,417
Transfers Between Funds	63,596	(15,425)	16,133	(8,868)	14,151	(14,920)
Surrenders and Terminations	(56,298)	(34,476)	(21,168)	(18,138)	(23,198)	(15,685)
Rescissions	(301)	(282)	(161)	(280)	(61)	(151)
Bonus (Recapture)	68	47	39	54	65	50
Contract Maintenance Charge	(123)	(135)	(51)	(54)	(57)	(62)
Rider charge	(263)	(163)	(119)	(52)	(134)	(77)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	20,205	(35,005)	3,933	(19,682)	(2,989)	(21,428)
Increase (Decrease) in Net Assets	55,075	(59,490)	28,141	(29,520)	19,242	(34,618)
Net Assets at Beginning of Period	348,143	407,633	158,438	187,958	190,356	224,974
Net Assets at End of Period	$ 403,218	$ 348,143	$ 186,579	$ 158,438	$ 209,598	$ 190,356

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 2,065	$ (3,367)	$ 693	$ 4,126	$ (189)	$ (107)
Realized Gains (Losses) on Investments, Net	3,836	34	9,999	10,451	3,707	1,766
Net Change in Unrealized Appreciation
(Depreciation) on Investments	31,792	(9,240)	69,774	(39,428)	14,270	(4,167)
Net Increase (Decrease) in Net Assets
From Operations	37,693	(12,573)	80,466	(24,851)	17,788	(2,508)
Contract Transactions-All Products
Purchase Payments	23,679	115,794	45,602	151,848	15,496	58,302
Transfers Between Funds	15,263	39,269	32,758	640	38,426	45,520
Surrenders and Terminations	(10,307)	(6,436)	(53,150)	(39,816)	(8,091)	(7,070)
Rescissions	(590)	(2,135)	(1,739)	(2,487)	(432)	(1,183)
Bonus (Recapture)	166	700	380	1,292	86	581
Contract Maintenance Charge	(85)	(48)	(230)	(199)	(42)	(23)
Rider charge	(3,182)	(1,963)	(4,304)	(2,791)	(1,573)	(879)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	24,944	145,181	19,317	108,487	43,870	95,248
Increase (Decrease) in Net Assets	62,637	132,608	99,783	83,636	61,658	92,740
Net Assets at Beginning of Period	277,743	145,135	853,935	770,299	177,285	84,545
Net Assets at End of Period	$ 340,380	$ 277,743	$ 953,718	$ 853,935	$ 238,943	$ 177,285

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (5,075)	$ (3,663)	$ (4,169)	$ (2,152)	$ (732)	$ (500)
Realized Gains (Losses) on Investments, Net	(622)	(2,411)	14,421	11,454	581	97
Net Change in Unrealized Appreciation
(Depreciation) on Investments	81,325	(45,270)	168,731	(91,971)	1,273	822
Net Increase (Decrease) in Net Assets
From Operations	75,628	(51,344)	178,983	(82,669)	1,122	419
Contract Transactions-All Products
Purchase Payments	14,886	11,571	96,992	383,503	5,740	18,909
Transfers Between Funds	83,263	(54,463)	72,216	7,253	5,306	11,641
Surrenders and Terminations	(77,770)	(41,202)	(93,402)	(59,413)	(1,130)	(792)
Rescissions	(288)	(548)	(2,979)	(6,518)	(163)	(293)
Bonus (Recapture)	117	98	708	2,154	33	119
Contract Maintenance Charge	(238)	(264)	(503)	(424)	(11)	(5)
Rider charge	(122)	(64)	(12,083)	(8,185)	(467)	(247)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	19,848	(84,872)	60,949	318,370	9,308	29,332
Increase (Decrease) in Net Assets	95,476	(136,216)	239,932	235,701	10,430	29,751
Net Assets at Beginning of Period	699,725	835,941	1,680,438	1,444,737	45,144	15,393
Net Assets at End of Period	$ 795,201	$ 699,725	$ 1,920,370	$ 1,680,438	$ 55,574	$ 45,144

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (5,301)	$ (6,893)	$ 26	$ (383)	$ (2,308)	$ (3,058)
Realized Gains (Losses) on Investments, Net	10,907	4,820	(214)	(26)	8,436	6,990
Net Change in Unrealized Appreciation
(Depreciation) on Investments	77,177	(14,022)	7,930	(6,980)	34,422	(22,327)
Net Increase (Decrease) in Net Assets
From Operations	82,783	(16,095)	7,742	(7,389)	40,550	(18,395)
Contract Transactions-All Products
Purchase Payments	62,822	292,207	10,090	8,831	22,122	79,399
Transfers Between Funds	64,899	88,739	263	1,431	22,946	42,983
Surrenders and Terminations	(26,848)	(17,012)	(3,104)	(2,583)	(27,961)	(20,374)
Rescissions	(1,103)	(3,847)	(130)	(81)	(537)	(993)
Bonus (Recapture)	287	1,600	26	35	139	475
Contract Maintenance Charge	(194)	(102)	(12)	(11)	(113)	(96)
Rider charge	(6,669)	(3,393)	(139)	(58)	(2,396)	(1,571)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	93,194	358,192	6,994	7,564	14,200	99,823
Increase (Decrease) in Net Assets	175,977	342,097	14,736	175	54,750	81,428
Net Assets at Beginning of Period	690,163	348,066	44,076	43,901	416,347	334,919
Net Assets at End of Period	$ 866,140	$ 690,163	$ 58,812	$ 44,076	$ 471,097	$ 416,347

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,102)	$ (2,217)	$ (1,097)	$ (3,472)	$ (848)	$ (4,486)
Realized Gains (Losses) on Investments, Net	2,636	1,396	2,849	4,327	(1,308)	(139)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	18,429	(6,965)	30,427	(26,962)	46,154	(40,072)
Net Increase (Decrease) in Net Assets
From Operations	19,963	(7,786)	32,179	(26,107)	43,998	(44,697)
Contract Transactions-All Products
Purchase Payments	8,277	7,829	9,907	12,763	8,636	8,716
Transfers Between Funds	18,481	(815)	10,252	(21,271)	40,429	(18,646)
Surrenders and Terminations	(23,373)	(15,681)	(24,273)	(20,600)	(33,348)	(21,005)
Rescissions	(196)	(108)	(178)	(215)	(229)	(142)
Bonus (Recapture)	28	48	67	88	56	76
Contract Maintenance Charge	(55)	(59)	(73)	(82)	(81)	(96)
Rider charge	(124)	(72)	(187)	(101)	(113)	(64)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,038	(8,858)	(4,485)	(29,418)	15,350	(31,161)
Increase (Decrease) in Net Assets	23,001	(16,644)	27,694	(55,525)	59,348	(75,858)
Net Assets at Beginning of Period	168,140	184,784	247,210	302,735	242,631	318,489
Net Assets at End of Period	$ 191,141	$ 168,140	$ 274,904	$ 247,210	$ 301,979	$ 242,631

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund		AZL MFS Value Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2,086)	$ (2,115)	$ (2,936)	$ (3,225)	$ (2,020)	$ (2,829)
Realized Gains (Losses) on Investments, Net	3,257	1,755	8,334	7,978	(3,326)	(7,827)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	18,555	(6,080)	25,085	(13,803)	36,736	(5,027)
Net Increase (Decrease) in Net Assets
From Operations	19,726	(6,440	30,483	(9,050)	31,390	(15,683)
Contract Transactions-All Products
Purchase Payments	7,762	5,242	6,960	5,761	8,851	7,869
Transfers Between Funds	31,433	(5,664)	20,262	(23,317)	41,421	(10,758)
Surrenders and Terminations	(20,779)	(10,174)	(23,446)	(16,001)	(39,204)	(23,391)
Rescissions	(234)	(253)	(360)	(144)	(119)	(485)
Bonus (Recapture)	72	29	36	29	66	56
Contract Maintenance Charge	(48)	(50)	(59)	(64)	(81)	(89)
Rider charge	(98)	(46)	(82)	(48)	(119)	(60)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	18,108	(10,916)	3,311	(33,784)	10,815	(26,858)
Increase (Decrease) in Net Assets	37,834	(17,356)	33,794	(42,834)	42,205	(42,541)
Net Assets at Beginning of Period	130,690	148,046	186,853	229,687	217,364	259,905
Net Assets at End of Period	$ 168,524	$ 130,690	$ 220,647	$ 186,853	$ 259,569	$ 217,364

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,211)	$ (1,143)	$ (15,372)	$ (15,724)	$ (350)	$ 731
Realized Gains (Losses) on Investments, Net	2,758	3,931	-	14	2,013	1,767
Net Change in Unrealized Appreciation
(Depreciation) on Investments	9,204	(6,491)	1	-	17,099	(12,255)
Net Increase (Decrease) in Net Assets
From Operations	10,751	(3,703)	(15,371)	(15,710)	18,762	(9,757)
Contract Transactions-All Products
Purchase Payments	16,689	11,762	425,234	513,173	1,801	6,565
Transfers Between Funds	4,559	11	(198,574)	(334,593)	1,258	(5,334)
Surrenders and Terminations	(4,779)	(3,434)	(181,437)	(152,518)	(6,912)	(5,367)
Rescissions	(263)	(79)	(20,466)	(7,576)	(30)	(49)
Bonus (Recapture)	68	54	2,192	3,544	16	42
Contract Maintenance Charge	(19)	(16)	(238)	(250)	(20)	(21)
Rider charge	(186)	(79)	(2,204)	(1,500)	(74)	(45)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	16,069	8,219	24,507	20,280	(3,961)	(4,209)
Increase (Decrease) in Net Assets	26,820	4,516	9,136	4,570	14,801	(13,966)
Net Assets at Beginning of Period	67,251	62,735	811,974	807,404	70,490	84,456
Net Assets at End of Period	$ 94,071	$ 67,251	$ 821,110	$ 811,974	$ 85,291	$ 70,490

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund
	2012	2011	2012 (A)	2011	2012 (A)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (7,138)	$ (6,812)	$ 341	$ -	$ 864	$ -
Realized Gains (Losses) on Investments, Net	23,854	22,973	351	-	682	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,949	(45,148)	1,417	-	7,243	-
Net Increase (Decrease) in Net Assets
From Operations	18,665	(28,987)	2,109	-	8,789	-

Contract Transactions-All Products
Purchase Payments	16,352	18,497	58,624	-	278,826	-
Transfers Between Funds	14,576	(32,570)	9,625	-	24,843	-
Surrenders and Terminations	(30,735)	(32,016)	(5,479)	-	(6,561)	-
Rescissions	(559)	(226)	(1,018)	-	(5,446)	-
Bonus (Recapture)	110	126	403	-	1,309	-
Contract Maintenance Charge	(92)	(106)	-	-	-	-
Rider charge	(271)	(141)	(275)	-	(1,425)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(619)	(46,436)	61,880	-	291,546	-
Increase (Decrease) in Net Assets	18,046	(75,423)	63,989	-	300,335	-
Net Assets at Beginning of Period	312,295	387,718	-	-	-	-
Net Assets at End of Period	$ 330,341	$ 312,295	$ 63,989	$ -	$ 300,335	$ -

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Moderate Fund
	2012 (B)	2011	2012 (A)	2011	2012 (A)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 303	$ -	$ 599	$ -	$ 869	$ -
Realized Gains (Losses) on Investments, Net	212	-	1,159	-	2,353	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,496	-	2,915	-	6,065	-
Net Increase (Decrease) in Net Assets
From Operations	2,011	-	4,673	-	9,287	-

Contract Transactions-All Products
Purchase Payments	42,788	-	106,267	-	192,005	-
Transfers Between Funds	4,462	-	8,237	-	12,575	-
Surrenders and Terminations	(5,127)	-	(5,739)	-	(6,565)	-
Rescissions	(1,260)	-	(2,458)	-	(4,092)	-
Bonus (Recapture)	208	-	660	-	1,026	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	(106)	-	(508)	-	(958)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	40,965	-	106,459	-	193,991	-
Increase (Decrease) in Net Assets	42,976	-	111,132	-	203,278	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 42,976	$ -	$ 111,132	$ -	$ 203,278	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	AZL MVP Growth Index Strategy Fund		AZL MVP Invesco Equity and Income Fund		AZL NFJ International Value Fund
	2012 (A)	2011	2012 (A)	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 688	$ -	$ 123	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	891	-	364	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,047	-	2,151	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	9,626	-	2,638	-	-	-

Contract Transactions-All Products
Purchase Payments	212,395	-	70,663	-	15	-
Transfers Between Funds	18,034	-	6,406	-	-	-
Surrenders and Terminations	(6,275)	-	(5,490)	-	-	-
Rescissions	(4,616)	-	(1,486)	-	-	-
Bonus (Recapture)	1,026	-	355	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	(1,055)	-	(335)	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	219,509	-	70,113	-	15	-
Increase (Decrease) in Net Assets	229,135	-	72,751	-	15	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 229,135	$ -	$ 72,751	$ -	$ 15	$ -

	AZL Oppenheimer Discovery Fund		AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund
	2012	2011	2012 (C)	2011	2012	2011 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,056)	$ (1,067)	$ (5)	$ -	$ 5	$ 1
Realized Gains (Losses) on Investments, Net	2,083	1,886	(1)	-	(7)	(7)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,071	(5,296)	2	-	28	(6)
Net Increase (Decrease) in Net Assets
From Operations	6,098	(4,477)	(4)	-	26	(12)

Contract Transactions-All Products
Purchase Payments	4,692	3,440	1,317	-	1,203	266
Transfers Between Funds	2,200	(6,502)	1,376	-	168	(50)
Surrenders and Terminations	(4,147)	(3,830)	(6)	-	(29)	-
Rescissions	(89)	(19)	(6)	-	-	-
Bonus (Recapture)	27	25	18	-	-	-
Contract Maintenance Charge	(11)	(12)	-	-	-	-
Rider charge	(60)	(27)	(3)	-	(3)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,612	(6,925)	2,696	-	1,339	215
Increase (Decrease) in Net Assets	8,710	(11,402)	2,692	-	1,365	203
Net Assets at Beginning of Period	42,808	54,210	-	-	203	-
Net Assets at End of Period	$ 51,518	$ 42,808	$ 2,692	$ -	$ 1,568	$ 203

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1
	2012	2011 (G)	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 14	$ 2	$ (3,632)	$ (3,309)	$ (133)	$ (181)
Realized Gains (Losses) on Investments, Net	19	-	12,116	12,048	3,611	3,884
Net Change in Unrealized Appreciation
(Depreciation) on Investments	79	(4)	37,930	(10,830)	2,525	(11,135)
Net Increase (Decrease) in Net Assets
From Operations	112	(2)	46,414	(2,091)	6,003	(7,432)

Contract Transactions-All Products
Purchase Payments	715	230	31,798	23,816	86	417
Transfers Between Funds	265	30	44,664	(34,680)	(562)	(1,171)
Surrenders and Terminations	(67)	-	(40,333)	(26,633)	(2,718)	(4,814)
Rescissions	-	-	(469)	(224)	-	(16)
Bonus (Recapture)	-	-	214	217	-	-
Contract Maintenance Charge	-	-	(112)	(120)	(18)	(20)
Rider charge	(5)	(1)	(359)	(174)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	908	259	35,403	(37,798)	(3,212)	(5,604)
Increase (Decrease) in Net Assets	1,020	257	81,817	(39,889)	2,791	(13,036)
Net Assets at Beginning of Period	257	-	347,361	387,250	31,777	44,813
Net Assets at End of Period	$ 1,277	$ 257	$ 429,178	$ 347,361	$ 34,568	$ 31,777

	AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund		BlackRock Equity Dividend V.I. Fund
	2012	2011	2012	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3,105)	$ (3,840)	$ (2,713)	$ (2,423)	$ -	$ -
Realized Gains (Losses) on Investments, Net	15,604	17,778	5,461	6,515	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	25,979	(65,999)	16,950	(7,087)	-	-
Net Increase (Decrease) in Net Assets
From Operations	38,478	(52,061)	19,698	(2,995)	-	-

Contract Transactions-All Products
Purchase Payments	4,726	18,440	12,535	10,382	49	-
Transfers Between Funds	6,248	(36,149)	15,364	(15,278)	-	-
Surrenders and Terminations	(23,222)	(21,734)	(17,933)	(12,445)	-	-
Rescissions	(114)	(167)	(160)	(161)	-	-
Bonus (Recapture)	24	94	110	87	-	-
Contract Maintenance Charge	(65)	(74)	(45)	(49)	-	-
Rider charge	(210)	(143)	(145)	(59)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(12,613)	(39,733)	9,726	(17,523)	49	-
Increase (Decrease) in Net Assets	25,865	(91,794)	29,424	(20,518)	49	-
Net Assets at Beginning of Period	212,566	304,360	143,752	164,270	-	-
Net Assets at End of Period	$ 238,431	$ 212,566	$ 173,176	$ 143,752	$ 49	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	BlackRock Global Allocation V.I. Fund		Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund
	2012	2011	2012	2011 (H)	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (6,085)	$ 12,475	$ (1,029)	$ (880)	$ (15)	$ (22)
Realized Gains (Losses) on Investments, Net	15,101	58,347	(264)	(597)	27	123
Net Change in Unrealized Appreciation
(Depreciation) on Investments	129,541	(164,326)	8,502	(6,627)	40	(189)
Net Increase (Decrease) in Net Assets
From Operations	138,557	(93,504)	7,209	(8,104)	52	(88)

Contract Transactions-All Products
Purchase Payments	152,711	560,370	19	34	-	-
Transfers Between Funds	18,393	96,884	2,474	62,180	(12)	(155)
Surrenders and Terminations	(56,932)	(38,429)	(7,616)	(5,383)	(92)	(532)
Rescissions	(2,743)	(8,621)	-	(1)	-	-
Bonus (Recapture)	854	2,979	-	-	-	-
Contract Maintenance Charge	(433)	(292)	(21)	(19)	(1)	(1)
Rider charge	(14,149)	(8,456)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	97,701	604,435	(5,144)	56,811	(105)	(688)
Increase (Decrease) in Net Assets	236,258	510,931	2,065	48,707	(53)	(776)
Net Assets at Beginning of Period	1,694,578	1,183,647	48,707	-	890	1,666
Net Assets at End of Period	$ 1,930,836	$ 1,694,578	$ 50,772	$ 48,707	$ 837	$ 890

	Davis VA Financial Portfolio		Davis VA Real Estate Portfolio		Davis VA Value Portfolio
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (84)	$ (582)	$ (3)	$ (3)	$ (196)	$ (690)
Realized Gains (Losses) on Investments, Net	1,392	1,140	(52)	(17)	4,324	6,384
Net Change in Unrealized Appreciation
(Depreciation) on Investments	6,832	(6,613)	152	67	1,342	(9,152)
Net Increase (Decrease) in Net Assets
From Operations	8,140	(6,055)	97	47	5,470	(3,458)

Contract Transactions-All Products
Purchase Payments	249	732	-	-	21	42
Transfers Between Funds	5,205	(8,209)	(133)	-	5,249	(3,112)
Surrenders and Terminations	(7,782)	(5,387)	(174)	(31)	(9,580)	(7,882)
Rescissions	-	(11)	-	-	(5)	(1)
Bonus (Recapture)	3	9	-	-	-	-
Contract Maintenance Charge	(18)	(20)	(1)	-	(20)	(22)
Rider charge	(1)	(1)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,344)	(12,887)	(308)	(31)	(4,335)	(10,975)
Increase (Decrease) in Net Assets	5,796	(18,942)	(211)	16	1,135	(14,433)
Net Assets at Beginning of Period	51,082	70,024	698	682	52,978	67,411
Net Assets at End of Period	$ 56,878	$ 51,082	$ 487	$ 698	$ 54,113	$ 52,978

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio
	2012 (C)	2011	2012 (C)	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 1	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	1	-	3	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	2	-	3	-

Contract Transactions-All Products
Purchase Payments	38	-	198	-	62	-
Transfers Between Funds	-	-	104	-	-	-
Surrenders and Terminations	(2)	-	(2)	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	36	-	300	-	62	-
Increase (Decrease) in Net Assets	36	-	302	-	65	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 36	$ -	$ 302	$ -	$ 65	$ -

	Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2012	2011 (G)	2012	2011 (G)	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (95)	$ 152	$ (154)	$ 277	$ -	$ -
Realized Gains (Losses) on Investments, Net	85	15	403	(44)	1	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,310	(444)	4,137	(1,419)	(1)	-
Net Increase (Decrease) in Net Assets
From Operations	1,300	(277)	4,386	(1,186)	-	-

Contract Transactions-All Products
Purchase Payments	2,819	10,805	9,002	30,436	19	-
Transfers Between Funds	4,103	4,210	7,424	11,195	-	-
Surrenders and Terminations	(725)	(217)	(1,318)	(343)	(1)	-
Rescissions	(91)	(87)	(234)	(413)	-	-
Bonus (Recapture)	15	89	48	209	-	-
Contract Maintenance Charge	(5)	-	(13)	(1)	-	-
Rider charge	(179)	(39)	(504)	(117)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	5,937	14,761	14,405	40,966	18	-
Increase (Decrease) in Net Assets	7,237	14,484	18,791	39,780	18	-
Net Assets at Beginning of Period	14,484	-	39,780	-	-	-
Net Assets at End of Period	$ 21,721	$ 14,484	$ 58,571	$ 39,780	$ 18	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Fidelity VIP Strategic Income Portfolio		Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund
	2012 (C)	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 9	$ -	$ (2,174)	$ 6,499	$ 2,801	$ 4,634
Realized Gains (Losses) on Investments, Net	2	-	(6,558)	(10,436)	(4,183)	(6,760)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(9)	-	33,301	(3,767)	21,736	3,972
Net Increase (Decrease) in Net Assets
From Operations	2	-	24,569	(7,704)	20,354	1,846

Contract Transactions-All Products
Purchase Payments	187	-	126	169	521	788
Transfers Between Funds	158	-	19,428	(2,693)	10,990	(4,510)
Surrenders and Terminations	-	-	(18,652)	(11,650)	(27,096)	(24,273)
Rescissions	-	-	(4)	(3)	(3)	(2)
Bonus (Recapture)	-	-	2	(1)	1	(1)
Contract Maintenance Charge	-	-	(44)	(50)	(97)	(106)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	345	-	856	(14,228)	(15,684)	(28,104)
Increase (Decrease) in Net Assets	347	-	25,425	(21,932)	4,670	(26,258)
Net Assets at Beginning of Period	-	-	97,726	119,658	197,927	224,185
Net Assets at End of Period	$ 347	$ -	$ 123,151	$ 97,726	$ 202,597	$ 197,927

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 13,637	$ 12,379	$ 41,543	$ 29,957	$ (1,194)	$ (1,411)
Realized Gains (Losses) on Investments, Net	3,584	5,071	2,873	302	1,504	938
Net Change in Unrealized Appreciation
(Depreciation) on Investments	16,877	(11,508)	46,142	(26,947)	11,225	(3,481)
Net Increase (Decrease) in Net Assets
From Operations	34,098	5,942	90,558	3,312	11,535	(3,954)

Contract Transactions-All Products
Purchase Payments	5,226	30,174	142,786	61,898	192	154
Transfers Between Funds	13,021	(6,238)	168,715	(3,370)	14,949	(3,636)
Surrenders and Terminations	(25,568)	(25,251)	(103,271)	(64,729)	(19,306)	(14,725)
Rescissions	(159)	(661)	(3,483)	(1,166)	(5)	-
Bonus (Recapture)	38	215	835	517	-	(2)
Contract Maintenance Charge	(80)	(77)	(270)	(278)	(50)	(56)
Rider charge	(843)	(692)	(1,606)	(193)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(8,365)	(2,530)	203,706	(7,321)	(4,220)	(18,265)
Increase (Decrease) in Net Assets	25,733	3,412	294,264	(4,009)	7,315	(22,219)
Net Assets at Beginning of Period	259,296	255,884	764,175	768,184	113,265	135,484
Net Assets at End of Period	$ 285,029	$ 259,296	$ 1,058,439	$ 764,175	$ 120,580	$ 113,265

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (401)	$ (601)	$ (745)	$ (836)	$ (2,052)	$ (2,250)
Realized Gains (Losses) on Investments, Net	8,486	8,422	1,579	1,866	10,378	4,269
Net Change in Unrealized Appreciation
(Depreciation) on Investments	16,022	2,334	7,994	(4,840)	1,184	(9,719)
Net Increase (Decrease) in Net Assets
From Operations	24,107	10,155	8,828	(3,810)	9,510	(7,700)

Contract Transactions-All Products
Purchase Payments	297	340	36	65	78	161
Transfers Between Funds	32,064	(5,173)	6,229	(2,757)	5,036	(4,786)
Surrenders and Terminations	(39,678)	(28,791)	(9,789)	(8,169)	(13,664)	(13,374)
Rescissions	(24)	(32)	-	-	(6)	(1)
Bonus (Recapture)	1	(1)	-	(1)	-	-
Contract Maintenance Charge	(96)	(106)	(21)	(24)	(49)	(56)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(7,436)	(33,763)	(3,545)	(10,886)	(8,605)	(18,056)
Increase (Decrease) in Net Assets	16,671	(23,608)	5,283	(14,696)	905	(25,756)
Net Assets at Beginning of Period	246,361	269,969	57,602	72,298	108,501	134,257
Net Assets at End of Period	$ 263,032	$ 246,361	$ 62,885	$ 57,602	$ 109,406	$ 108,501

	Franklin Strategic Income Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2012 (C)	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 879	$ (3,696)	$ 3,938	$ 5,456
Realized Gains (Losses) on Investments, Net	-	-	2,799	3,789	3,172	3,411
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2	-	15,320	(6,175)	(6,920)	6,687
Net Increase (Decrease) in Net Assets
From Operations	2	-	18,998	(6,082)	190	15,554

Contract Transactions-All Products
Purchase Payments	128	-	2,274	7,141	43,010	32,344
Transfers Between Funds	33	-	(4,500)	(13,079)	3,421	28,981
Surrenders and Terminations	(1)	-	(8,938)	(8,592)	(50,915)	(49,542)
Rescissions	-	-	(40)	(45)	(1,146)	(626)
Bonus (Recapture)	-	-	15	49	319	158
Contract Maintenance Charge	-	-	(46)	(48)	(135)	(137)
Rider charge	-	-	(74)	(53)	(960)	(463)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	160	-	(11,309)	(14,627)	(6,406)	10,715
Increase (Decrease) in Net Assets	162	-	7,689	(20,709)	(6,216)	26,269
Net Assets at Beginning of Period	-	-	153,708	174,417	475,595	449,326
Net Assets at End of Period	$ 162	$ -	$ 161,397	$ 153,708	$ 469,379	$ 475,595
                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund
	2012 (C)	2011	2012 (E)	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1	$ -	$ (18)	$ (57)	$ (18)	$ (21)
Realized Gains (Losses) on Investments, Net	-	-	(170)	(169)	45	70
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	-	639	(107)	217	(75)
Net Increase (Decrease) in Net Assets
From Operations	2	-	451	(333)	244	(26)

Contract Transactions-All Products
Purchase Payments	220	-	-	-	-	-
Transfers Between Funds	-	-	(3,427)	(133)	(31)	(53)
Surrenders and Terminations	(1)	-	(113)	(884)	(248)	(607)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	(1)	(5)	(2)	(2)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	219	-	(3,541)	(1,022)	(281)	(662)
Increase (Decrease) in Net Assets	221	-	(3,090)	(1,355)	(37)	(688)
Net Assets at Beginning of Period	-	-	3,090	4,445	2,133	2,821
Net Assets at End of Period	$ 221	$ -	$ -	$ 3,090	$ 2,096	$ 2,133

	Invesco V.I. International Growth Fund		Invesco Van Kampen LIT Growth & Income Portfolio		Invesco Van Kampen V.I. American Franchise Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2)	$ 2	$ -	$ (2)	$ (56)	$ (31)
Realized Gains (Losses) on Investments, Net	23	270	7	21	43	81
Net Change in Unrealized Appreciation
(Depreciation) on Investments	50	(300)	25	(23)	69	(183)
Net Increase (Decrease) in Net Assets
From Operations	71	(28)	32	(4)	56	(133)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	5	-
Transfers Between Funds	(7)	(119)	(7)	(2)	3,308	(92)
Surrenders and Terminations	(47)	(654)	(47)	(161)	(354)	(282)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	(3)	(1)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(54)	(773)	(54)	(163)	2,956	(375)
Increase (Decrease) in Net Assets	17	(801)	(22)	(167)	3,012	(508)
Net Assets at Beginning of Period	556	1,357	253	420	1,493	2,001
Net Assets at End of Period	$ 573	$ 556	$ 231	$ 253	$ 4,505	$ 1,493

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Invesco Van Kampen V.I. American Value Fund		Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio
	2012 (C)	2011	2012 (C)	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	1	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	11	-	1	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	12	-	1	-

Contract Transactions-All Products
Purchase Payments	15	-	363	-	24	-
Transfers Between Funds	-	-	(65)	-	-	-
Surrenders and Terminations	(2)	-	(1)	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	13	-	297	-	24	-
Increase (Decrease) in Net Assets	13	-	309	-	25	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 13	$ -	$ 309	$ -	$ 25	$ -

	Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio
	2012 (C)	2011	2012 (C)	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	-	-	-	1	-
Net Increase (Decrease) in Net Assets
From Operations	1	-	-	-	1	-

Contract Transactions-All Products
Purchase Payments	45	-	54	-	15	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	(2)	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	45	-	54	-	13	-
Increase (Decrease) in Net Assets	46	-	54	-	14	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 46	$ -	$ 54	$ -	$ 14	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio		JPMIT International Equity Fund
	2012 (C)	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (223)	$ (225)	$ 2	$ -
Realized Gains (Losses) on Investments, Net	-	-	277	181	11	15
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	-	1,182	(163)	7	(36)
Net Increase (Decrease) in Net Assets
From Operations	1	-	1,236	(207)	20	(21)

Contract Transactions-All Products
Purchase Payments	10	-	6	21	-	-
Transfers Between Funds	-	-	1,802	(147)	(2)	-
Surrenders and Terminations	-	-	(1,946)	(1,204)	(39)	(50)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	(4)	(5)	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	10	-	(142)	(1,335)	(41)	(50)
Increase (Decrease) in Net Assets	11	-	1,094	(1,542)	(21)	(71)
Net Assets at Beginning of Period	-	-	9,509	11,051	123	194
Net Assets at End of Period	$ 11	$ -	$ 10,603	$ 9,509	$ 102	$ 123

	JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio
	2012 (C)	2011	2012	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (1)	$ (1)	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	14	30	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	17	(36)	1	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	30	(7)	1	-

Contract Transactions-All Products
Purchase Payments	31	-	-	-	11	-
Transfers Between Funds	-	-	(2)	(10)	-	-
Surrenders and Terminations	-	-	(33)	(77)	(2)	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	31	-	(35)	(87)	9	-
Increase (Decrease) in Net Assets	31	-	(5)	(94)	10	-
Net Assets at Beginning of Period	-	-	207	301	-	-
Net Assets at End of Period	$ 31	$ -	$ 202	$ 207	$ 10	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Legg Mason ClearBridge Variable Aggressive Growth Portfolio		Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2012 (C)	2011	2012 (C)	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	8	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	8	-	-	-
Increase (Decrease) in Net Assets	-	-	8	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ -	$ -	$ 8	$ -	$ -	$ -

	MFS VIT II International Value Portfolio		MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio
	2012 (C)	2011	2012 (C)	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8	-	1	-	1	-
Net Increase (Decrease) in Net Assets
From Operations	8	-	1	-	1	-

Contract Transactions-All Products
Purchase Payments	9	-	63	-	69	-
Transfers Between Funds	198	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	207	-	63	-	69	-
Increase (Decrease) in Net Assets	215	-	64	-	70	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 215	$ -	$ 64	$ -	$ 70	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		Oppenheimer Global Securities Fund/VA
	2012	2011 (K)	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 3,506	$ 882	$ 1,639	$ 76	$ (549)
Realized Gains (Losses) on Investments, Net	-	35,267	4,578	(690)	2,291	3,617
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(76,472)	53,105	(16,375)	9,513	(10,625)
Net Increase (Decrease) in Net Assets
From Operations	-	(37,699)	58,565	(15,426)	11,880	(7,557)

Contract Transactions-All Products
Purchase Payments	-	7,753	22,573	17,996	27	28
Transfers Between Funds	-	(481,409)	81,437	(24,466)	4,666	(3,675)
Surrenders and Terminations	-	(39,213)	(75,362)	(45,727)	(11,652)	(11,320)
Rescissions	-	(139)	(356)	(232)	(4)	(2)
Bonus (Recapture)	-	75	155	97	-	(1)
Contract Maintenance Charge	-	(120)	(177)	(195)	(24)	(29)
Rider charge	-	(116)	(290)	(138)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(513,169)	27,980	(52,665)	(6,987)	(14,999)
Increase (Decrease) in Net Assets	-	(550,868)	86,545	(68,091)	4,893	(22,556)
Net Assets at Beginning of Period	-	550,868	479,036	547,127	67,438	89,994
Net Assets at End of Period	$ -	$ -	$ 565,581	$ 479,036	$ 72,331	$ 67,438

	Oppenheimer Global Strategic Income Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer International Growth Fund/VA
	2012 (D)	2011	2012 (F)	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (17)	$ -	$ 821	$ 882	$ -	$ -
Realized Gains (Losses) on Investments, Net	1	-	(3,962)	(2,245)	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	102	-	3,715	1,348	1	-
Net Increase (Decrease) in Net Assets
From Operations	86	-	574	(15)	1	-

Contract Transactions-All Products
Purchase Payments	1	-	4	29	16	-
Transfers Between Funds	6,367	-	(4,851)	(1,479)	-	-
Surrenders and Terminations	(183)	-	(1,352)	(4,267)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	(2)	(3)	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	6,185	-	(6,201)	(5,720)	16	-
Increase (Decrease) in Net Assets	6,271	-	(5,627)	(5,735)	17	-
Net Assets at Beginning of Period	-	-	5,627	11,362	-	-
Net Assets at End of Period	$ 6,271	$ -	$ -	$ 5,627	$ 17	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (594)	$ (630)	$ (5,171)	$ (2,388)	$ 19,345	$ 20,792
Realized Gains (Losses) on Investments, Net	2,036	1,746	3,993	(681)	1,692	1,833
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,914	(2,242)	32,942	733	40,097	(24,681)
Net Increase (Decrease) in Net Assets
From Operations	7,356	(1,126)	31,764	(2,336)	61,134	(2,056)

Contract Transactions-All Products
Purchase Payments	19	88	6,618	6,066	90,059	84,747
Transfers Between Funds	3,658	(2,374)	31,790	432,935	82,176	34,510
Surrenders and Terminations	(8,533)	(8,113)	(53,239)	(9,728)	(32,010)	(19,420)
Rescissions	(5)	(2)	(70)	(79)	(1,687)	(1,430)
Bonus (Recapture)	-	-	16	16	520	595
Contract Maintenance Charge	(22)	(26)	(142)	(46)	(108)	(84)
Rider charge	-	-	(201)	(68)	(2,819)	(1,491)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,883)	(10,427)	(15,228)	429,096	136,131	97,427
Increase (Decrease) in Net Assets	2,473	(11,553)	16,536	426,760	197,265	95,371
Net Assets at Beginning of Period	52,181	63,734	429,270	2,510	418,614	323,243
Net Assets at End of Period	$ 54,654	$ 52,181	$ 445,806	$ 429,270	$ 615,879	$ 418,614

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2012	2011	2012	2011	2012	2011 (I)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,117	$ 23,141	$ 6,493	$ 6,844	$ (259)	$ (85)
Realized Gains (Losses) on Investments, Net	(1,524)	(5,206)	3,370	2,775	527	(153)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,851	(34,958)	20,812	(1,274)	1,758	(481)
Net Increase (Decrease) in Net Assets
From Operations	5,444	(17,023)	30,675	8,345	2,026	(719)

Contract Transactions-All Products
Purchase Payments	3,627	17,739	4,508	39,651	22,772	18,217
Transfers Between Funds	(958)	(16,132)	3,616	(12,396)	9,260	11,506
Surrenders and Terminations	(13,223)	(12,715)	(11,297)	(9,648)	(1,338)	(208)
Rescissions	(25)	(245)	(242)	(335)	(397)	(98)
Bonus (Recapture)	16	97	38	338	176	104
Contract Maintenance Charge	(44)	(47)	(53)	(45)	(9)	(1)
Rider charge	(195)	(125)	(1,192)	(975)	(373)	(58)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,802)	(11,428)	(4,622)	16,590	30,091	29,462
Increase (Decrease) in Net Assets	(5,358)	(28,451)	26,053	24,935	32,117	28,743
Net Assets at Beginning of Period	164,329	192,780	195,769	170,834	28,743	-
Net Assets at End of Period	$ 158,971	$ 164,329	$ 221,822	$ 195,769	$ 60,860	$ 28,743

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2012	2011	2012 (B)	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (482)	$ 825	$ 315	$ -	$ 5,989	$ 356
Realized Gains (Losses) on Investments, Net	9,751	6,646	8	-	1,213	2,993
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,497)	(13)	726	-	13,623	(16,129)
Net Increase (Decrease) in Net Assets
From Operations	6,772	7,458	1,049	-	20,825	(12,780)

Contract Transactions-All Products
Purchase Payments	2,190	16,022	27,371	-	31,179	116,061
Transfers Between Funds	(4,452)	3,602	1,857	-	862	42,361
Surrenders and Terminations	(10,010)	(9,709)	(141)	-	(8,550)	(7,171)
Rescissions	(163)	(250)	(446)	-	(708)	(1,680)
Bonus (Recapture)	11	91	140	-	160	657
Contract Maintenance Charge	(36)	(35)	-	-	(71)	(41)
Rider charge	(455)	(392)	(80)	-	(2,954)	(1,807)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(12,915)	9,329	28,701	-	19,918	148,380
Increase (Decrease) in Net Assets	(6,143)	16,787	29,750	-	40,743	135,600
Net Assets at Beginning of Period	144,226	127,439	-	-	288,375	152,775
Net Assets at End of Period	$ 138,083	$ 144,226	$ 29,750	$ -	$ 329,118	$ 288,375

	PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2012	2011	2012 (C)	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 18,487	$ 15,367	$ -	$ -	$ (5,037)	$ 120
Realized Gains (Losses) on Investments, Net	4,462	4,490	-	-	41,992	24,331
Net Change in Unrealized Appreciation
(Depreciation) on Investments	28,748	(16,036)	-	-	(1,662)	11,145
Net Increase (Decrease) in Net Assets
From Operations	51,697	3,821	-	-	35,293	35,596

Contract Transactions-All Products
Purchase Payments	116,583	84,818	77	-	101,555	82,820
Transfers Between Funds	76,133	13,330	120	-	69,677	58,351
Surrenders and Terminations	(30,853)	(23,623)	(2)	-	(50,696)	(30,495)
Rescissions	(3,014)	(916)	-	-	(2,267)	(2,081)
Bonus (Recapture)	711	498	-	-	666	726
Contract Maintenance Charge	(97)	(69)	-	-	(124)	(99)
Rider charge	(2,286)	(906)	-	-	(2,328)	(1,015)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	157,177	73,132	195	-	116,483	108,207
Increase (Decrease) in Net Assets	208,874	76,953	195	-	151,776	143,803
Net Assets at Beginning of Period	356,740	279,787	-	-	485,724	341,921
Net Assets at End of Period	$ 565,614	$ 356,740	$ 195	$ -	$ 637,500	$ 485,724

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		Seligman Small-Cap Value Portfolio
	2012	2011	2012	2011 (I)	2012	2011 (J)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 8,546	$ 6,951	$ (486)	$ (21)	$ -	$ (254)
Realized Gains (Losses) on Investments, Net	35,588	24,215	438	(44)	-	(5,241)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	46,869	(15,374)	4,144	(223)	-	7,741
Net Increase (Decrease) in Net Assets
From Operations	91,003	15,792	4,096	(288)	-	2,246

Contract Transactions-All Products
Purchase Payments	198,693	180,325	41,827	28,324	-	23
Transfers Between Funds	180,694	(6,212)	24,804	10,456	-	(65,384)
Surrenders and Terminations	(105,212)	(77,619)	(1,703)	(486)	-	(1,998)
Rescissions	(5,026)	(3,031)	(866)	(403)	-	-
Bonus (Recapture)	1,078	1,010	181	102	-	-
Contract Maintenance Charge	(298)	(255)	(10)	(1)	-	(5)
Rider charge	(5,226)	(2,721)	(553)	(73)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	264,703	91,497	63,680	37,919	-	(67,364)
Increase (Decrease) in Net Assets	355,706	107,289	67,776	37,631	-	(65,118)
Net Assets at Beginning of Period	1,105,286	997,997	37,631	-	-	65,118
Net Assets at End of Period	$ 1,460,992	$ 1,105,286	$ 105,407	$ 37,631	$ -	$ -

	SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2012	2011	2012 (C)	2011	2012 (C)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (154)	$ (133)	$ -	$ -	$ 2	$ -
Realized Gains (Losses) on Investments, Net	(256)	(346)	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,654	(910)	18	-	10	-
Net Increase (Decrease) in Net Assets
From Operations	1,244	(1,389)	18	-	12	-

Contract Transactions-All Products
Purchase Payments	6	2	63	-	102	-
Transfers Between Funds	1,555	(327)	350	-	256	-
Surrenders and Terminations	(1,356)	(953)	(1)	-	(2)	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(3)	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	203	(1,281)	412	-	356	-
Increase (Decrease) in Net Assets	1,447	(2,670)	430	-	368	-
Net Assets at Beginning of Period	6,454	9,124	-	-	-	-
Net Assets at End of Period	$ 7,901	$ 6,454	$ 430	$ -	$ 368	$ -

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	T. Rowe Price Health Sciences Portfolio		Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund
	2012 (C)	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 2,314	$ 321	$ 30,137	$ 16,591
Realized Gains (Losses) on Investments, Net	-	-	(1,443)	341	4,034	9,311
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	24,417	(23,324)	44,886	(43,827)
Net Increase (Decrease) in Net Assets
From Operations	-	-	25,288	(22,662)	79,057	(17,925)

Contract Transactions-All Products
Purchase Payments	76	-	313	253	140,586	153,537
Transfers Between Funds	-	-	5,613	(5,732)	44,518	49,229
Surrenders and Terminations	-	-	(18,900)	(19,185)	(32,149)	(27,140)
Rescissions	-	-	(1)	(2)	(2,948)	(1,818)
Bonus (Recapture)	-	-	1	-	791	840
Contract Maintenance Charge	-	-	(76)	(89)	(151)	(100)
Rider charge	-	-	-	-	(3,639)	(1,699)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	76	-	(13,050)	(24,755)	147,008	172,849
Increase (Decrease) in Net Assets	76	-	12,238	(47,417)	226,065	154,924
Net Assets at Beginning of Period	-	-	161,623	209,040	531,186	376,262
Net Assets at End of Period	$ 76	$ -	$ 173,861	$ 161,623	$ 757,251	$ 531,186

                                                                             See accompanying notes to financial statements                                                            (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2012
(In thousands)

	Templeton Growth Securities Fund		Total All Funds
	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 566	$ (1,792)	$ 48,684	$ 57,352
Realized Gains (Losses) on Investments, Net	(3,735)	(7,235)	325,828	332,368
Net Change in Unrealized Appreciation
(Depreciation) on Investments	65,118	(21,103)	1,676,248	(1,160,584)
Net Increase (Decrease) in Net Assets
From Operations	61,949	(30,130)	2,050,760	(770,864)

Contract Transactions-All Products
Purchase Payments	14,542	14,481	3,110,024	3,535,683
Transfers Between Funds	66,117	(13,320)	1,621,933	(258,738)
Surrenders and Terminations	(52,353)	(32,203)	(1,914,006)	(1,391,473)
Rescissions	(323)	(174)	(80,562)	(54,593)
Bonus (Recapture)	62	64	17,526	21,907
Contract Maintenance Charge	(142)	(160)	(5,926)	(5,531)
Rider charge	(218)	(105)	(84,105)	(45,148)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	27,685	(31,417)	2,664,884	1,802,107
Increase (Decrease) in Net Assets	89,634	(61,547)	4,715,644	1,031,243
Net Assets at Beginning of Period	315,498	377,045	19,327,383	18,296,140
Net Assets at End of Period	$ 405,132	$ 315,498	$ 24,043,027	$ 19,327,383

(A) Period from January 23, 2012 (fund commencement) to December 31, 2012
(B) Period from April 30, 2012 (fund commencement) through December 31, 2012
(C) Period from September 17, 2012 (fund commencement) through December 31, 2012
(D) Period from October 26, 2012 (fund commencement) through December 31, 2012
(E) Period from January 1, 2012 through April 27, 2012 (fund termination)
(F) Period from January 1, 2012 through October 26, 2012 (fund termination)
(G) Period from January 21, 2011 (fund commencement) to December 31, 2011
(H) Period from March 11, 2011 (fund commencement) through December 31, 2011
(I) Period from May 2, 2011 (fund commencement) through December 31, 2011
(J) Period from January 1, 2011 through March 11, 2011 (fund termination)
(K) Period from January 1, 2011 through September 16, 2011 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

1. ORGANIZATION
Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).  The Variable Account was established on May 31, 1985, and commenced operations January 24, 1989.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life.  The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.  These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the policy holder. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money.  The investment advisers and specialist managers for each fund are listed in the following table:
Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL Allianz AGIC Opportunity Fund *†	Allianz Investment Management, LLC	Allianz Global Investors Capital
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund *†	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund *†	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Columbia Small Cap Value Fund *†	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Davis New York Venture Fund *†	Allianz Investment Management, LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Research Growth Fund *†	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Federated Clover Small Value Fund *†	Allianz Investment Management, LLC	Federated Global Investment Management Corp.
AZL Franklin Templeton Founding Strategy Plus Fund *†	Allianz Investment Management, LLC	Franklin Advisers, LLC/Franklin Mutual/Tempeton Global Advisors Limited
AZL Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL Gateway Fund *†	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL International Index Fund *†	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Invesco Equity and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Value Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund *†	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL Morgan Stanley Global Real Estate Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Allocation Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Invesco Equity and Income Fund †	Allianz Investment Management, LLC	N/A
AZL NFJ International Value Fund *†	Allianz Investment Management, LLC	NFJ Investment Group LLC
AZL Oppenheimer Discovery Fund *†	Allianz Investment Management, LLC	OppenheimerFunds, Inc.
AZL Pyramis Core Bond Fund *†	Allianz Investment Management, LLC	Pyramis Global Advisors, LLC
AZL Russell 1000 Growth Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC

                                                                                                                                                                                                 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Investment Adviser	Specialist Manager/Adviser
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 *†	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.
AZL Small Cap Stock Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC/BlackRock International Limited
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
Columbia Variable Portfolio – Select Smaller-Cap Value Fund†	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund†	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio	The Dreyfus Corporation	Fayez Sarofim & Co.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Global Real Estate Securities Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Strategic Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Service LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. International Growth Fund	Invesco Advisors, Inc.	N/A
Invesco Van Kampen LIT Growth & Income Portfolio	Invesco Advisors, Inc.	N/A
Invesco Van Kampen V.I. American Franchise Fund *	Invesco Advisors, Inc.	N/A
Invesco Van Kampen V.I. American Value Fund	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMIT International Equity Fund	J.P. Morgan Investment Management, Inc.	N/A
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Investment Advisors, Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
MFS VIT II International Value Portfolio	Massachusetts Financial Services Company	N/A
MFS VIT Research Bond Portfolio	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio	Massachusetts Financial Services Company	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Investment Adviser	Specialist Manager/Adviser
PIMCO EqS Pathfinder Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
SP International Growth Portfolio	Prudential Investments, LLC	William Blair & Company LLC/ Marsico Capital Management LLC/Jennison Associates LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Foreign Securities Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond Securities Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth Securities Fund *	Templeton Global Advisors Limited	N/A

 * Fund contains share classes which assess 12b-1 fees.

 †   The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In May 2011, Financial Accounting Standards Board (FASB) amended guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The amendments clarify FASB’s intent about the application of existing fair value measurement and disclosure information. For example, the application of the highest and best use and valuation premise concepts may not be used for measuring the fair value of financial instruments. The concepts may still be applied to nonfinancial assets and non financial liabilities. The amendments also include new disclosure requirements. For example, all transfers between Level 1 and Level 2 must be disclosed. Previously, only significant transfers required disclosure. The guidance is effective for interim and annual periods beginning on or after December 15, 2011. The Variable Account does not expect the guidance to have a material financial impact on the Financial Statements.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –                 Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2012, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.  Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

Two Fixed Account investment options are available to deferred annuity contract owners.  A Flexible Fixed Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, and Allianz Alterity deferred annuity contract owners. Fixed Period Accounts are available to Allianz High Five and Allianz High Five Bonus contract owners. These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life.  The liabilities of the Fixed Accounts, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

Available investment options, including the date the investment option became available for each product, as of December 31, 2012, are listed in the following table:
Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five
Alger American Capital Appreciation Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A
Alger American LargeCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A
Alger American MidCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Alger American SmallCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2003	N/A	N/A	9/30/2006	10/25/2002
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	10/5/2007	10/23/2009	10/23/2009	N/A	10/23/2009	9/30/2006	5/2/2005
AZL Columbia Mid Cap Value Fund	5/1/2006	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/1/2006
AZL Columbia Small Cap Value Fund	5/3/2004	11/12/2007	5/1/2007	5/3/2004	N/A	5/1/2007	9/30/2006	5/3/2004
AZL Davis New York Venture Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002
AZL Dreyfus Research Growth Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002
AZL Federated Clover Small Value Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
AZL Fusion Balanced Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
AZL Fusion Growth Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Fusion Moderate Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Gateway Fund	4/30/2010	4/30/2010	N/A	N/A	N/A	N/A	N/A	N/A
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004
AZL Invesco Growth and Income Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	1/6/2006	5/1/2001	9/30/2006	10/25/2002
AZL Invesco International Equity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2003	5/1/2007	10/23/2009	9/30/2006	10/25/2002

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five
AZL JPMorgan International Opportunities Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
AZL JPMorgan U.S. Equity Fund	5/3/2004	11/12/2007	10/23/2009	5/3/2004	N/A	10/23/2009	9/30/2006	5/3/2004
AZL MFS Investors Trust Fund	5/2/2005	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	9/30/2006	5/2/2005
AZL MFS Value Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002
AZL Mid Cap Index Fund	4/30/2010	4/30/2010	N/A	N/A	4/30/2010	N/A	4/30/2010	4/30/2010
AZL Money Market Fund	2/1/2000	11/12/2007	11/5/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	11/12/2007	N/A	N/A	5/1/2007	N/A	9/30/2006	5/1/2006
AZL Morgan Stanley Mid Cap Growth Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002
AZL MVP Balanced Index Strategy Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP BlackRock Global Allocation Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	4/30/2012	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Balanced Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Moderate Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Growth Index Strategy Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Invesco Equity and Income Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A
AZL NFJ International Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
AZL Pyramis Core Bond Fund	N/A	9/17/2012	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Growth Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	10/23/2009	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	11/12/2007	5/1/2007	5/1/2007	N/A	5/1/2007	9/30/2006	5/1/2006
AZL Small Cap Stock Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	5/1/2007	5/1/2007
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	N/A	N/A	N/A	N/A	N/A	5/1/2008
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	3/11/2011	3/11/2011	N/A	3/11/2011	N/A	3/11/2011
Columbia Variable Portfolio – Seligman Global Technology Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Davis VA Financial Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002
Davis VA Real Estate Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Davis VA Value Portfolio	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Global Real Estate Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002
Franklin Growth and Income Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002
Franklin High Income Securities Fund	11/5/2001	11/12/2007	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002
Franklin Income Securities Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003
Franklin Large Cap Growth Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002
Franklin Rising Dividends Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Franklin Small Cap Value Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five
Franklin Small-Mid Cap Growth Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Franklin Strategic Income Securities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	11/12/2007	N/A	N/A	9/21/2007	N/A	9/21/2007	9/21/2007
Franklin U.S. Government Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Capital Appreciation Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	5/1/2006	N/A	N/A	5/1/2006	N/A	N/A
Invesco V.I. International Growth Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Invesco Van Kampen LIT Growth & Income Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A
Invesco Van Kampen V.I. American Franchise Fund	5/1/2001	N/A	5/1/2001	N/A	N/A	5/1/2001	N/A	N/A
Invesco Van Kampen V.I. American Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	4/30/2010	4/30/2010	N/A	4/30/2010	N/A	4/30/2010
JPMIT International Equity Fund	4/24/2009	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
Oppenheimer Global Securities Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	N/A	10/26/2012	10/26/2012	N/A	10/26/2012	N/A	10/26/2012
Oppenheimer High Income Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
PIMCO EqS Pathfinder Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Global Advantage Strategy Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	4/30/2012	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
PIMCO VIT Low Duration Portfolio	N/A	#N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five
PIMCO VIT Total Return Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
PIMCO VIT Unconstrained Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A
SP International Growth Portfolio	12/15/2000	N/A	12/15/2000	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Foreign Securities Fund	10/1/2003	N/A	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003
Templeton Global Bond Securities Fund	5/1/2007	11/12/2007	1/6/1999	N/A	5/1/2007	N/A	5/1/2007	5/1/2007
Templeton Growth Securities Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	5/1/2007	5/1/2003	9/30/2006	5/1/2003

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Allianz High Five Bonus	Allianz High Five L	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
Alger American Capital Appreciation Portfolio	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/1/2002	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Columbia Mid Cap Value Fund	5/15/2006	5/1/2006	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Columbia Small Cap Value Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Davis New York Venture Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Dreyfus Research Growth Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Federated Clover Small Value Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL Fusion Balanced Fund	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Fusion Conservative Fund	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL Fusion Growth Fund	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Fusion Moderate Fund	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Gateway Fund	N/A	N/A	9/17/2012	1/21/2011	5/2/2011	N/A	N/A	N/A	4/30/2010
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	9/17/2012	1/21/2011	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Invesco Growth and Income Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Invesco International Equity Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/1/2002	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL JPMorgan International Opportunities Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MFS Value Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Mid Cap Index Fund	4/30/2010	4/30/2010	9/17/2012	1/21/2011	4/30/2010	4/30/2010	4/30/2010	N/A	4/30/2010
AZL Money Market Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Morgan Stanley Global Real Estate Fund	5/15/2006	5/1/2006	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Morgan Stanley Mid Cap Growth fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL MVP Balanced Index Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
AZL MVP Fusion Balanced Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Fusion Moderate Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Growth Index Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL NFJ International Value Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Pyramis Core Bond Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	9/17/2012
AZL Russell 1000 Growth Index Fund	N/A	N/A	9/17/2012	1/21/2011	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	9/17/2012	1/21/2011	N/A	N/A	N/A	N/A	N/A

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Allianz High Five Bonus	Allianz High Five L	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	9/17/2012	N/A	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/15/2006	5/1/2006	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	9/17/2012	1/21/2011	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
BlackRock Equity Dividend V.I. Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	5/1/2008	5/1/2008	9/17/2012	1/21/2011	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	N/A	N/A	N/A	N/A	3/11/2011	3/11/2011	3/11/2011	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	5/3/2004	5/2/2005	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	5/1/2007
Davis VA Real Estate Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Value Portfolio	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Franklin Global Real Estate Securities Fund	5/3/2004	5/2/2005	N/A	N/A	11/5/2001	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin Growth and Income Securities Fund	5/3/2004	5/2/2005	N/A	N/A	5/5/2000	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin High Income Securities Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	11/5/2001	1/24/1989	2/3/1997	5/1/1999	5/1/2007
Franklin Income Securities Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007
Franklin Large Cap Growth Securities Fund	5/3/2004	5/2/2005	N/A	N/A	11/5/2001	5/1/1996	2/3/1997	5/1/1996	N/A
Franklin Rising Dividends Securities Fund	5/3/2004	5/2/2005	9/17/2012	N/A	5/5/2000	1/27/1992	2/3/1997	7/1/1994	N/A
Franklin Small Cap Value Securities Fund	5/3/2004	N/A	N/A	N/A	11/5/2001	5/1/1998	5/1/1998	5/1/1998	N/A
Franklin Small-Mid Cap Growth Securities Fund	5/3/2004	5/2/2005	N/A	N/A	5/5/2000	11/1/1995	2/3/1997	11/1/1995	N/A
Franklin Strategic Income Securities Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	9/21/2007	9/17/2012	1/21/2011	9/21/2007	9/21/2007	9/21/2007	N/A	9/21/2007
Franklin U.S. Government Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/5/2000	3/14/1989	2/3/1997	9/1/1994	5/1/2007
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	N/A	N/A	N/A	N/A	5/1/2006	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Invesco Van Kampen LIT Growth & Income Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Invesco Van Kampen V.I. American Franchise Fund	N/A	N/A	N/A	N/A	5/1/2001	5/1/2001	5/1/2001	5/1/2001	N/A
Invesco Van Kampen V.I. American Value Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Allianz High Five Bonus	Allianz High Five L	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
Jennison Portfolio	4/30/2010	4/30/2010	N/A	N/A	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A
JPMIT International Equity Fund	N/A	N/A	N/A	N/A	4/24/2009	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	N/A	N/A	N/A	N/A	4/24/2009	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/5/2000	11/8/1996	2/3/1997	11/8/1996	5/1/2007
Oppenheimer Global Securities Fund/VA	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	10/26/2012	N/A	N/A	10/26/2012	10/26/2012	10/26/2012	N/A	N/A
Oppenheimer International Growth Fund/VA	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
PIMCO EqS Pathfinder Portfolio	4/30/2010	4/30/2010	9/17/2012	1/21/2011	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	5/2/2011
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT Global Multi-Asset Portfolio	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Low Duration Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
PIMCO VIT Total Return Portfolio	5/3/2004	5/2/2005	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	9/17/2012	5/2/2011	5/2/2011	N/A	N/A	N/A	5/2/2011
SP International Growth Portfolio	5/3/2004	5/2/2005	N/A	N/A	12/15/2000	12/15/2000	12/15/2000	5/1/2001	N/A
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Templeton Foreign Securities Fund	5/3/2004	5/2/2005	N/A	N/A	9/1/2003	5/1/2003	10/1/2003	5/1/2003	N/A
Templeton Global Bond Securities Fund	5/1/2007	5/1/2007	9/17/2012	1/21/2011	5/1/2007	1/24/1989	2/3/1997	9/1/1994	5/1/2007
Templeton Growth Securities Fund	5/3/2004	5/2/2005	9/17/2012	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

During the years ended December 31, 2012 and 2011, several funds changed their name as summarized with the effective date of the change in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL Invesco Equity and Income Fund	AZL Van Kampen Equity and Income Fund	May 2, 2011
AZL Invesco Growth and Income Fund	AZL Van Kampen Growth and Income Fund	May 2, 2011
AZL JPMorgan International Opportunities Fund	AZL Morgan Stanley International Equity Fund	May 2, 2011
Columbia Variable Portfolio – Seligman Global Technology Fund	Seligman Global Technology Portfolio	July 22, 2011
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Seligman Variable Portfolio – Smaller-Cap Value Fund	July 22, 2011
AZL Federated Clover Small Value Fund	AZL Franklin Small Cap Value Fund	February 26, 2012
AZL Oppenheimer Discovery Fund	AZL Turner Quantitative Small Cap Growth Fund	February 26, 2012
Invesco Van Kampen V.I. American Franchise Fund	Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
AZL Davis New York Venture Fund	AZL Davis NY Venture Fund	April 30, 2012
AZL Dreyfus Research Growth Fund	AZL Dreyfus Equity Growth Fund	April 30, 2012
AZL MFS Value Fund	AZL Eaton Vance Large Cap Value Fund	September 17, 2012

During the years ended December 31, 2012 and 2011, the following funds were closed to new money :

Fund	Date Closed
AZL Allianz AGIC Opportunity Fund AGI Capital	February 18, 2011
AZL BlackRock Capital Appreciation Fund BlackRock	February 18, 2011
AZL Columbia Mid Cap Value Fund Columbia Management	February 18, 2011
AZL Columbia Small Cap Value Fund Columbia Management	February 18, 2011
AZL Davis NY Venture Fund Davis Advisors	February 18, 2011
AZL Dreyfus Equity Growth Fund Dreyfus Funds	February 18, 2011
AZL Eaton Vance Large Cap Value Fund Eaton Vance	February 18, 2011
AZL Franklin Small Cap Value Fund Franklin Templeton	February 18, 2011
AZL Fusion Growth Fund AZL	February 18, 2011
AZL International Index Fund	February 18, 2011
AZL Invesco International Equity Fund	February 18, 2011
AZL JPMorgan U.S. Equity Fund	February 18, 2011
AZL MFS Investors Trust Fund	February 18, 2011
AZL Mid Cap Index Fund	February 18, 2011
AZL Morgan Stanley Global Real Estate Fund	February 18, 2011
AZL Morgan Stanley International Equity Fund	February 18, 2011
AZL Morgan Stanley Mid Cap Growth Fund	February 18, 2011
AZL S&P 500 Index Fund	February 18, 2011
AZL Schroder Emerging Markets Equity Fund	February 18, 2011
AZL Small Cap Stock Index Fund	February 18, 2011
AZL Turner Quantitative Small Cap Growth Fund	February 18, 2011
AZL Van Kampen Growth and Income Fund	February 18, 2011
Davis VA Financial Portfolio	February 18, 2011
Davis VA Value Portfolio	February 18, 2011

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Date Closed
Franklin Global Real Estate Securities Fund	February 18, 2011
Franklin Growth and Income Securities Fund	February 18, 2011
Franklin Large Cap Growth Securities Fund	February 18, 2011
Franklin Rising Dividends Securities Fund	February 18, 2011
Franklin Small Cap Value Securities Fund	February 18, 2011
Franklin Small-Mid Cap Growth Securities Fund	February 18, 2011
Franklin Templeton VIP Founding Funds Allocation Fund	February 18, 2011
Jennison Portfolio	February 18, 2011
Mutual Global Discovery Securities Fund	February 18, 2011
Mutual Shares Securities Fund	February 18, 2011
Oppenheimer Global Securities Fund/VA	February 18, 2011
Oppenheimer High Income Fund/VA	February 18, 2011
Oppenheimer Main Street Fund/VA	February 18, 2011
PIMCO EqS Pathfinder Portfolio	February 18, 2011
PIMCO VIT CommodityRealReturn Strategy Portfolio	February 18, 2011
Seligman Small-Cap Value Portfolio	February 18, 2011
SP International Growth Portfolio	February 18, 2011
Templeton Foreign Securities Fund	February 18, 2011
Templeton Growth Securities Fund	February 18, 2011
PIMCO VIT Emerging Markets Bond Portfolio	May 2, 2011
PIMCO VIT Global Bond Portfolio (Unhedged)	May 2, 2011
Franklin High Income Securities Fund	May 2, 2011
Invesco V.I. Capital Appreciation Fund	April 27, 2012
Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
Oppenheimer High Income Fund/VA	October 26, 2012

During the years ended December 31, 2012 and 2011, the following funds were added as available options:

Fund	Date Opened
AZL Russell 1000 Growth Index Fund	January 21, 2011
AZL Russell 1000 Value Index Fund	January 21, 2011
Fidelity VIP FundsManager 50% Portfolio	January 21, 2011
Fidelity VIP FundsManager 60% Portfolio	January 21, 2011
Seligman Variable Portfolio – Smaller-Cap Value Fund	March 11, 2011
PIMCO VIT Global Advantage Strategy Portfolio	May 2, 2011
PIMCO VIT Unconstrained Bond Portfolio	May 2, 2011
AZL MVP Balanced Index Strategy Fund	January 23, 2012
AZL MVP BlackRock Global Allocation Fund	January 23, 2012
AZL MVP Fusion Balanced Fund	January 23, 2012
AZL MVP Fusion Moderate Fund	January 23, 2012
AZL MVP Growth Index Strategy Fund	January 23, 2012
AZL MVP Invesco Equity and Income Fund	January 23, 2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	April 30, 2012
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	April 30, 2012
AZL NFJ International Value Fund	September 17, 2012

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Fund	Date Opened
AZL Pyramis Core Bond Fund	September 17, 2012
BlackRock Equity Dividend V.I. Fund	September 17, 2012
Dreyfus VIF Appreciation Portfolio	September 17, 2012
Eaton Vance VT Floating-Rate Income Fund	September 17, 2012
Fidelity VIP Emerging Markets Portfolio	September 17, 2012
Fidelity VIP Mid Cap Portfolio	September 17, 2012
Fidelity VIP Strategic Income Portfolio	September 17, 2012
Franklin Strategic Income Securities Fund	September 17, 2012
Invesco V.I. Balanced-Risk Allocation Fund	September 17, 2012
Invesco Van Kampen V.I. American Value Fund	September 17, 2012
Ivy Funds VIP Asset Strategy Portfolio	September 17, 2012
Ivy Funds VIP Energy Portfolio	September 17, 2012
Ivy Funds VIP Global Natural Resources Portfolio	September 17, 2012
Ivy Funds VIP Growth Portfolio	September 17, 2012
Ivy Funds VIP Mid Cap Growth Portfolio	September 17, 2012
Ivy Funds VIP Science and Technology Portfolio	September 17, 2012
JPMorgan Insurance Trust Core Bond Portfolio	September 17, 2012
Lazard Retirement International Equity Portfolio	September 17, 2012
Lazard Retirement U.S. Small-Mid Cap Equity Portfoliolio	September 17, 2012
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	September 17, 2012
Legg Mason Dynamic Multi-Strategy VIT Portfolio	September 17, 2012
MFS VIT II International Value Portfolio	September 17, 2012
MFS VIT Research Bond Portfolio	September 17, 2012
MFS VIT Utilities Portfolio	September 17, 2012
Oppenheimer International Growth Fund/VA	September 17, 2012
PIMCO VIT Low Duration Portfolio	September 17, 2012
T. Rowe Price Blue Chip Growth Portfolio	September 17, 2012
T. Rowe Price Equity Income Portfolio	September 17, 2012
T. Rowe Price Health Sciences Portfolio	September 17, 2012
Oppenheimer Global Strategic Income Fund/VA	October 26, 2012

During the years ended December 31, 2012 and 2011, several funds were merged or replaced. The fund names and effective date of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
Seligman Small-Cap Value Portfolio	Seligman Variable Portfolio – Smaller-Cap Value Fund	March 11, 2011
Mutual Global Discovery Securities Fund	PIMCO EqS Pathfinder Portfolio	September 16, 2011
Invesco V.I. Capital Appreciation Fund	Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
Oppenheimer High Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA	October 26, 2012

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5%, or 7%.  Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated.  If additional reserves are required, Allianz Life reimburses the account.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Bonus

A bonus is awarded to the contract owner of the Allianz Rewards, Allianz High Five Bonus and Allianz Vision Bonus products at the time the Variable Account receive a purchase payment. The bonus paid is based on the following schedule:

Net Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
$0 to $24,999	4%	3%	6%
$25,000 to $99,000	5%	4%	6%
$100,000 to $999,999	6%	5%	6%
$1,000,000 to $4,999,999	7%	6%	6%
$5,000,000 or more	8%	7%	6%

The bonus is vested over three years; therefore, if the contract owner surrenders the contract before the full vesting period, a portion of the bonus can be recaptured by Allianz Life. The accumulated gain/loss on the bonus is 100% vested as it is earned. The vesting rates are presented in the following schedule:

Months Following Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
0 to 12	0%	0%	0%
13 to 24	35%	35%	35%
25 to 36	70%	70%	70%
37+	100%	100%	100%

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Alterity can be summarized as follows:

The Allianz Alterity Contract was launched in January 2000, and sales were discontinued in July 2010. The most recently offered Allianz Alterity Base Contract provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB), where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select either the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB), or the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or (b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The most recently offered Allianz Alterity Contract also provided an optional PRIME Plus Benefit, which included a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also two older versions of the Allianz Alterity Contract that are no longer offered for sale. The May 2003 Contract was replaced by the most recently offered Contract in May 2007. The May 2003 Contracts offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or the Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The Original Contract was first offered in January 2000 and was replaced by the May 2003 Contract. The Original Contract automatically provided a Traditional GMIB (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals), or owners could select the optional Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%).

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Base Contract without a PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.50%	2.20%
Earnings Protection GMDB	1.80%	2.45%
Enhanced GMDB	1.80%	2.40%

	Original Contract (which includes the Traditional GMIB)	Original Contract with Enhanced GMIB	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.40%	1.70%	1.50%	1.70%	2.20%
Earnings Protection GMDB	1.60%	1.90%	1.80%	2.00%	2.45%
Enhanced GMDB	1.70%	1.90%	1.80%	1.95%	2.40%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.50% for the most recently offered Allianz Alterity Contract and the May 2003 Contract and 1.40% for the Original Contract.

The M&E charge and administrative charge for Allianz Rewards can be summarized as follows:

The Allianz Rewards Contract was launched in May 2000, and sales were discontinued in May 2010. The most recently offered Allianz Rewards Base Contract automatically provided a bonus of 4% to 8% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The most recently offered Allianz Rewards Base Contract provided a Traditional GMDB, where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select the Enhanced GMDB), the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. The most recently offered Allianz Rewards Contract also provided an optional PRIME Plus Benefit, which included a GMIB and a GPWB.  The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also three older versions of the Allianz Rewards Contract. The Original Contract was first offered in May 2000. The primary difference between the Original Contract and the most recently offered Contract is the M&E charge for the Original Contract, without any optional benefits, is lower than the most recently offered Contract.  The Original Contract also offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The September 2002 Contract without any optional benefits had the same M&E charge as the Original Contract, but the September 2002 Contract only offered an Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%), but did not offer a PRIME Benefit. The May 2003 Contract replaced both the Original Contract and the September 2002 Contract. The May 2003 Contract also offered a choice of either the Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on the Original Contract, but the charge for these features was higher than for the Original Contract.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit	Most recently offered Base Contract	Most recently offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.70%	1.90%	2.40%	1.70%	2.40%
Enhanced GMDB	2.00%	2.15%	2.60%	2.00%	2.60%

	Original Contract without a PRIME Benefit	Original Contract with the Traditional PRIME Benefit	Original Contract with the Enhanced PRIME Benefit	September 2002 Contract without the GMIB	September 2002 Contract with the Enhanced GMIB
Traditional GMDB	1.65%	1.85%	2.35%	1.65%	1.95%
Enhanced GMDB	1.85%	2.05%	2.55%	1.95%	2.15%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70% for the most recently offered Allianz Rewards Contract and the May 2003 Contract; and the charges are 1.65% for the Original Contract and the September 2002 Contract.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

The M&E charge and administrative charge for Allianz Charter can be summarized as follows:

Allianz Charter was launched in January 1999, and sales were discontinued in May 2003. The Allianz Charter contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments less partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation and Annuity Phases (includes a 0.15% administrative charge) are as follows:

	Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payments
Traditional GMDB	1.15%	1.15%
Enhanced GMDB	1.35%	1.15%

The M&E charge for Allianz Charter II can be summarized as follows:

Allianz Charter II was launched in May 2003, and sales were discontinued in May 2005. The Allianz Charter II contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the optional Earnings Protection GMD). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value.

The Allianz Charter II contract also offered a choice of the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% and 7%). The PRIME Benefits include a GPWB and a GMIB. The PRIME Benefits provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a PRIME Benefit	Contracts with the Traditional PRIME Benefit	Contracts with the Enhanced PRIME Benefit
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	2.05%	2.20%	2.65%
Earnings Protection GMDB	2.05%	2.25%	2.70%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz Dimensions can be summarized as follows:

Allianz Dimensions was launched in March 2001, and sales were discontinued in May 2002. The Allianz Dimensions contract automatically provided a Return of Principal GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. In all states except Washington, the owner could instead select either the optional Double Principal GMDB, or the Earnings Protection GMDB for an additional charge. Under the Double Principal GMDB the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) after the fifth Contract Anniversary, double total purchase payments adjusted for partial withdrawals. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) the Return of Principal GMDB, or b) contract value plus an additional amount based on the owner’s age and the lesser of either total purchase payments or contract value less total purchase payments. In the state of Washington, the owner could instead select the optional Enhanced GMDB for an additional charge. Under the Enhanced GMDB, the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) total purchase payments adjusted for partial withdrawals increased annually by 3%.

The Allianz Dimensions contract also automatically included the Guaranteed Value Protection (GVP) through the Guaranteed Principal Protector Benefit (GPP Benefit), or the owner could instead select the Guaranteed Performance Accumulator Benefit (GPA Benefit) that was available under the GVP for an additional charge. However, if the contract was owned by a non-individual or trust, the GVP was not available. The GPP Benefit guaranteed the return of principal adjusted for withdrawals. The GPA Benefit locked in the highest contract value every ten years, with the minimum guarantee of two times the total purchase payments adjusted for partial withdrawals at the 20th Contract Anniversary.

M&E charges during the Accumulation Phase are as follows:
	Return of Principal GMDB	Double Principal GMDB	Earnings Protection GMDB or the Enhanced GMDB
GPP Benefit or no GVP	1.50%	1.80%	1.70%
GPA Benefit	1.70%	2.00%	1.90%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.50%.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

The M&E charge for Allianz Elite can be summarized as follows:

Allianz Elite was launched in September of 2006, and sales were discontinued in December 2007. Allianz Elite featured a decreasing M&E charge. The M&E charge decreases 0.05% each year for three years beginning in the third contract year, until it has decreased by a total of 0.15% by the fifth contract year. Allianz Elite also offered the optional Short Withdrawal Charge Option that reduced the withdrawal charge period from seven years to four years. The Short Withdrawal Charge Option carried an additional M&E charge of 0.35% for the first seven contract years.

Allianz Elite automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional 0.30% M&E charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%.

Allianz Elite also offered the optional PRIME Plus Benefit, which carried an additional M&E charge. The PRIME Plus Benefit is the only optional benefit that can be selected after the contract is issued and it includes a GPWB and a GMIB. The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

M&E charges during the Accumulation Phase are as follows:

	Contracts with no optional benefits	Contracts with the Short Withdrawal Charge Option	Contracts with the PRIME Plus Benefit*	Contracts with Short Withdrawal Charge Option and the PRIME Plus Benefit*
Traditional GMDB	1.15% decreasing to 1.00% by the 5th contract year	1.50% decreasing to 1.35% by the 5th contract year and then decreasing to 1.00% by the 8th contract year	1.85% decreasing to 1.70% by the 5th contract year	2.20% decreasing to 2.05% by the 5th contract year and then decreasing to 1.70% by the 8th contract year
Enhanced GMDB	1.45% decreasing to 1.30% by the 5th contract year	1.80% decreasing to 1.65% by the 5th contract year and then decreasing to 1.30% by the 8th contract year	2.05% decreasing to 1.90% by the 5th contract year	2.40% decreasing to 2.25% by the 5th contract year and then decreasing to 1.90% by the 8th contract year

*Assumes the PRIME Plus Benefit is selected at contract issue.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.00%.

The M&E charge for Allianz Custom Income can be summarized as follows:

Allianz Custom Income was launched in January 2006, and sales were discontinued in December 2007. Allianz Custom Income automatically provided a Traditional GMDB for no additional charge where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. Allianz Custom Income also automatically provides the Total Income Package (TIP) of benefits for an additional M&E charge unless the owner elects otherwise at Contract issue. The TIP includes the Increasing Withdrawals Benefit (IWB), the Withdrawals Plus Benefit (WPB), and the Lifetime Income Benefit (LIB). The IWB guarantees a minimum amount of income in the form of partial withdrawals, and the maximum amount that you are able to withdraw can increase each year. The WPB guarantees a minimum amount of lifetime income in the form of partial withdrawals and continued access to Contract Value. The LIB provides lifetime income in the form of Annuity Payments that are guaranteed never to be less than the initial payment made, and the payment amount can increase based on the performance of the Investment Options as frequently as every year. The LIB also provides a Liquidation Value that is available for Excess Withdrawals and/or payment of a death benefit for a limited period of time.

M&E Charges during the Accumulation and Annuity Phase are as follows:

	For Contracts with the TIP	For Contracts without the TIP
During the Accumulation Phase	2.20%	1.45%
During the Annuity Phase under the LIB	2.20%	N/A
During the Annuity Phase under Traditional Annuity Payments	1.45%	1.45%

The M&E charge for Allianz High Five can be summarized as follows:

Allianz High Five was launched in October 2002, and sales were discontinued in March 2009. The Allianz High Five February 2007 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

The February 2007 Contract also automatically provided Living Guarantees unless the owner elected otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), the GMIB and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a Market Value Adjustment (MVA). The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There are also three older versions of the Allianz High Five Contract. The Original Contract first became available in September 2002. There are two versions of the Original Contract: one was issued before June 22, 2007, and the other was first offered on or after June 22, 2007. The primary difference between the February 2007 Contract and the Original Contract is the Original Contract had fewer restrictions on the availability of certain features and benefits. The May 2005 Contract was replaced by the February 2007 Contract. The primary difference between the February 2007 Contract and the May 2005 Contract is the M&E charge.

M&E charges during the Accumulation Phase are as follows:

	February 2007 Contract and Original Contract issued on or after June 22, 2007	May 2005 Contract and Original Contract issued before June 22, 2007
Traditional GMDB	1.25%	1.40%
Enhanced GMDB	1.45%	1.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25% for the February 2007 Contract and the Original Contract issued on or after June 22, 2007, and are 1.40% for the Original Contract issued before June 22, 2007, and the May 2005 Contract.

The M&E charge and administrative charge for Allianz High Five Bonus can be summarized as follows:

Allianz High Five Bonus was launched in April 2004, and sales were discontinued in March 2009. The Allianz High Five Bonus May 2007 Contract automatically provides a bonus of 3% to 7% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The Allianz High Five Bonus Contracts also automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five Bonus also automatically provides Living Guarantees. The Living Guarantees include the GAV Benefit, the GMIB and the GWB. There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between your selected Investment Options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on your fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or you begin receiving annuity payments, your contract value will be at least equal to the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of Contract issue. The GAV is recalculated on each Contract Anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There were also two older versions of the Allianz High Five Bonus Contract. The Original Contract first became available in April 2004, and was replaced in nearly all states by the May 2005 Contract. The May 2005 Contract was replaced by the May 2007 Contract and sales were discontinued in March 2009. The primary difference between the May 2007 Contract and the Original and May 2005 Contracts are the length of the withdrawal charge period. Original and May 2005 Contracts have a ten-year withdrawal charge period and the May 2007 Contract has a nine-year withdrawal charge period. The primary difference between the Original Contract and May 2005 Contract is that Original Contracts have no waiting period on the exercise of the GWB and there are no restrictions on allocations of Purchase Payments to the FPAs.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

Charges
Traditional GMDB	1.70%
Enhanced GMDB	1.90%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70%.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

The M&E charge for Allianz High Five L can be summarized as follows:

Allianz High Five L was launched in April 2005, and sales were discontinued in March 2009. Allianz High Five L May 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five L also offered optional Living Guarantees. The Living Guarantees include the GWB and either the Guaranteed Principal Value Benefit (GPV Benefit) or the GAV Benefit. There is no additional fee or charge for the Living Guarantees with the GPV Benefit; however, there is an additional M&E charge for selecting the GAV Benefit. In addition, the contract value is monitored daily and systematically transfer amounts between your selected investment options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GPV and GAV Benefits guarantee that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GPV or GAV from five years ago, reduced by subsequent withdrawals. The GPV and GAV are initially equal to the purchase payments received within 90 days of contract issue. The GPV is recalculated on each contract anniversary to equal the previous GPV adjusted for subsequent Purchase Payments and partial withdrawals. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent Purchase Payments and partial withdrawals, or b) the current contract value. The GPV and GAV Benefits do not provide any protection until the fifth and subsequent contract anniversaries, and the GAV does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

There was also an older version of the Allianz High Five L Contract. The Original Contract first became available in April 2005. The primary difference between the May 2007 Contract and the Original Contract is the length of the withdrawal charge period. The Original Contract had a three-year withdrawal charge period and the May 2007 Contract has a four-year withdrawal charge period.

M&E charges during the Accumulation Phase are as follows:

	Traditional GMDB	Enhanced GMDB
No Living Guarantees or Living Guarantees with the GPV Benefit	1.65%	1.85%
Living Guarantees with the GAV Benefit	1.75%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.65%.

The M&E charge and administrative charge for Allianz Valuemark II and Allianz Valuemark III can be summarized as follows:

Allianz Valuemark II was launched in January 1989 and sales were discontinued in June 1994. Allianz Valuemark III was launched in June 1994 and sales were discontinued in February 1997. The Allianz Valuemark II and Allianz Valuemark III Contracts automatically provided a death benefit of the contract value less any withdrawal charge or contract maintenance charge, or the greater of: a) total purchase payments less partial withdrawals increased by 5% each year, or b) the highest Contract Value from any sixth Contract Anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV Original Contract was launched in February 1997, and was replaced by the May 2003 Contract. For Original Contracts that did not have an Enhanced Death Benefit Endorsement (EDB Endorsement), the death benefit was the contract value. Before July 1999, Original Contracts with an EDB Endorsement included Death Benefit Option 1 (DB Option 1). If owners are age 80 or older, the death benefit under DB Option 1 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 1 is based on the contract value or the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. Beginning in July 1999, the owner could instead select Death Benefit Option 2 (DB Option 2). If owners are age 80 or older, the death benefit under DB Option 2 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 2 is based on the contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value. Beginning in November 2001, the owner could select for an additional charge the Earnings Protection GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The Original Contract also offered a choice of optional GMIBs for an additional charge. The GMIBs provide guaranteed minimum annuity payments during the Annuity Phase. GMIB Option 1 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. GMIB Option 2 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals, or b) the highest contract anniversary value.

Sales of the May 2003 Contract were discontinued in May 2007. The May 2003 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the Earnings Protection GMDB. Under the Enhanced GMDB the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The May 2003 Contract also offered an optional Traditional GMIB for an additional charge where the GMIB value is total purchase payments adjusted for partial withdrawals.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

	Original Contracts without a GMIB	Original Contracts with a GMIB	May 2003 Contracts without the Traditional GMIB	May 2003 Contracts with the Traditional GMIB
Without the EDB Endorsement	1.49%	1.79%	N/A	N/A
With DB Option 1 or DB Option 2	1.49%	1.79%	N/A	N/A
Traditional GMDB	N/A	N/A	1.75%	1.90%
Enhanced GMDB	N/A	N/A	2.05%	2.15%
Earnings Protection GMDB	1.59%	1.89%	2.05%	2.20%

The charges during the Annuity Phase if the owner takes variable annuity payments under the May 2003 Contract are 1.75%, and under the Original Contract the charges are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark Income Plus can be summarized as follows:

Allianz Valuemark Income Plus was launched in July 1994, and sales were discontinued in May 2006. The Allianz Valuemark Income Plus was an immediate single payment annuity. The M&E Charges if the owner took variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in June 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In November 2007, Lifetime Plus II Benefit and the No Withdrawal Charge Benefit became available. In March 2008, Target Date Retirement Benefit became available. In July 2008, Lifetime Plus 10 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit, Lifetime Plus Benefit was discontinued and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Total Income Value.

Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. Quarterly Value Death Benefit also requires selection of Investment Protector Income Protector, or Income Focus for Contracts issued May 1, 2010 and after. The Contract also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus that is subject to a three year vesting schedule and increases the withdrawal charge period from seven years to nine years.

Prior to July of 2012, the Contract allowed the owner to select, for an additional M&E charge, a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge.The No Withdrawal Charge Option required selection of Investment Protector, Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012. The No Withdrawal Charge Option that was available before August 2009 required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Focus, Income Protector and the Lifetime Benefits provide lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and the death benefit.

M&E and Rider Charges during the Accumulation Phase are as follows:

CONTRACT ANNUAL EXPENSES	Charges
M&E Charges Base Contract	1.40%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Bonus Option	0.30%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus Benefit
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued 1/26/2009 and after)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued before 1/26/2009)
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

CONTRACT ANNUAL EXPENSES Rider Charges Investment Protector (08.09) Investment Protector (05.11)	Charges 0.80% 0.90%
Investment Protector (01.12)	0.95%
Income Protector (05.11 and prior)
Single Lifetime Plus Payments	1.15%
Joint Lifetime Plus Payments	1.30%
Income Protector (01.12 and after)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Focus (05.12 and after)
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

(1) On the Benefit Date the current M&E charge reduces to 0.70%
(2) On the Benefit Date the current M&E charge reduces to 0.85%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.70% for a Contract with the Bonus Option.

The M&E charge for Allianz Connections can be summarized as follows:

The original Allianz Connections was launched in November 2007, and sales were discontinued in August 2009. The initial version included the optional Lifetime Plus II Benefit and Quarterly Value Death Benefit. In July 2008, Short Withdrawal Charge Option, No Withdrawal Charge Option, Target Date Retirement Benefit and Lifetime Plus 10 Benefit became available. In January 2009, the Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Short Withdrawal Charge Option and Quarterly Value Death Benefit. In May 2011, a new version of Connections was launched. This version included the Short Withdrawal Charge Option, No Withdrawal Charge Option, Quarterly Value Death Benefit, Income Protector and Investment Protector. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Target Value.

Both versions of the Allianz Connections Base Contract provide a Traditional Death Benefit or the owner could instead select Quarterly Value Death Benefit for an additional M&E charge, which locked in the highest contract value from any quarterly anniversary. Prior to July 2012, the Contracts allowed the owner to select at issue for an additional M&E chargea Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or aNo Withdrawal Charge Option that eliminateed the withdrawal charge. The No Withdrawal Charge Option required selection of Investment Protector,Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012.

The original Allianz Connections No Withdrawal Charge Option also required selection of a Target Date Benefit or a Lifetime Benefit. The Quarterly Value Death Benefit also requires selection of Income Protector,  Investment Protector, or Income Focus. The Target Date Benefits and Investment Protector provide a future guarantee of contract value. The Lifetime Benefits, Income Protector, and Income Focus provide lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

M&E and Rider Charges during the Accumulation Phase are as follows:
CONTRACT ANNUAL EXPENSES	Charges
M & E Charges
Base Contract	1.15%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Short Withdrawal Charge Option No Withdrawal Charge Option	0.45% 0.60%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued 1/26/2009 and after)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued before 1/26/2009)
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%
Rider Charges
Investment Protector (01.11)	0.95%
Investment Protector (01.12)	1.00%

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

CONTRACT ANNUAL EXPENSES Income Protector (05.11)	Charges
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.35%
Income Protector (01.12 and after)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Focus (05.12 and after)
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

(1) On the Benefit Date the current M&E charge reduces to 0.70%
(2) On the Benefit Date the current M&E charge reduces to 0.85%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.15%.

Allianz Retirement Pro can be summarized as follows:

Allianz Retirement Pro was launched in January 2011. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.30% of the Base Account Investment Options’ net asset value. An Income Advantage Account fee applies and is deducted from the Income Advantage Account Value during the Accumulation and Income Phase while the Income Advantage Account Value is positive. The fee is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base. The current fee is 1.00% for single Income Advantage Payments and 1.15% for joint Income Advantage Payments.

Allianz Retirement Advantage can be summarized as follows:

Allianz Retirement Advantage was launched in September 2012. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Quarterly Value Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

The Portfolio Choice Account fee is 0.30%, calculated as a percentage of each Portfolio Choice Account Investment Options’ net asset value. The Heritage Account fee is currently 0.80% and is calculated as a percentage of the Heritage Base. The current fee for the Retirement Protection Account, calculated as a percentage of the Benefit Base, is 1.00% for single Lifetime Income Payments and 1.15% for joint Lifetime Income Payments.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the Annuity Phase, a portion of this charge is deducted from each annuity payment. The amount of the charge is $30 each year for Allianz Valuemark II and III, and Allianz Valuemark IV contracts; $40 for Allianz Alterity, Allianz Charter, Allianz Dimensions, Allianz High Five, Allianz High Five Bonus, Allianz High Five L and Allianz Rewards contracts, $50 for Allianz Charter II, Allianz Elite, Allianz Connections and Allianz Vision contracts;  and $75 for Allianz Retirement Pro and Allianz Retirement Advantage. There is no separate maintenance charge for Allianz Custom Income and Allianz Valuemark Income contracts. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Alterity, Allianz Charter, Allianz Elite, Allianz Valuemark II and Allianz Valuemark III, Allianz Vision, Allianz Connections, Allianz Retirement Pro, and Allianz Retirement Advantage contracts; $75,000 for Allianz Rewards, Allianz Charter II, Allianz High Five, Allianz High Five Bonus and Allianz High Five L contracts; and $50,000 for Allianz Dimensions and Allianz Valuemark IV contracts. Contract maintenance charges paid by the owners during the years ended December 31, 2012 and 2011, were $5,926,000 and $5,531,000, respectively. These charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the Accumulation Phase for Allianz Vision contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009 and for Allianz Connections contracts, which were made available in May 2011. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit, the owner must continue to hold the Contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

A rider charge is also assessed during the Accumulation Phase for Allianz Vision and Connections Contracts with Income Focus, which was made available in May 2012. Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90 and must be selected between age 45 and 80. Payments are based on a percentage of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if the Contract Value increases.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). Tables identifying the rider charge fees for Allianz Vision and Allianz Connections are included herein.

A withdrawal charge is deducted during the Accumulation Phase at the time of withdrawal on Allianz Alterity, Allianz Charter II, Allianz Dimensions, Allianz Elite, Allianz Connections, Allianz High Five, Allianz High Five Bonus, Allianz High Five L, Allianz Rewards, Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Vision deferred annuity contracts. There are no withdrawal charges associated with the Allianz Retirement Pro or Allianz Retirement Advantage contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. Allianz Alterity and Allianz Dimensions use the number of complete contract years since a purchase payment was received to determine the withdrawal charge percentage; all other products use the number of complete calendar years since a purchase payment was received. In certain states, the withdrawal charge may be different than what is indicated in the following table.

Withdrawal charges are as follows:
Complete Years Since Payment	Allianz Alterity(1)	Allianz Connections(2&7)	Allianz High Five	Allianz High Five Bonus(3)	Allianz High Five L(4)	Allianz Rewards(5)	Allianz Vision(6,7)
0	7%	8.5%	8%	8.5%	8.5%	8.5%	8.5%
1	6%	8.5%	8%	8.5%	7.5%	8.5%	8.5%
2	5%	7.5%	7%	8.5%	5.5%	8.5%	7.5%
3	4%	6.5%	6%	8%	3%	8.5%	6.5%
4	3%	5%	5%	7%	0%	8%	5%
5	2%	4%	4%	6%	0%	7%	4%
6	0%	3%	3%	5%	0%	6%	3%
7	0%	0%	0%	4%	0%	5%	0%
8	0%	0%	0%	3%	0%	4%	0%
9	0%	0%	0%	0%	0%	3%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(1)	This is the withdrawal charge for the Current Contract and the May 2003 Contract. The withdrawal charge for the Original Contract is six years, and the charge is 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.
(2)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(3)
This is the withdrawal charge for the Current Contract. The withdrawal charge for the Original Contract and the May 2006 Contract is ten years and the charge is 8.5%, 8.5%, 8.5%, 8.5%, 8%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.

(4)	This is the withdrawal charge for the May 2007 Contract. The withdrawal charge for the Original Contract is three years, and the charge is 8.0%, 7.0%, 5.0%, and 0%.
(5)	In Connecticut and New Jersey, the withdrawal charge is 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%, 1.0%, and 0.0% for the time periods referenced.
(6)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Bonus Option in all states except Mississippi is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. In Mississippi, the withdrawal charge for the Bonus Option Contract is 8.0%, 8.0%, 8.0%, 8.0%, 7.0%, 6.0%, 5.0%, 3.5%, 1.5% and 0% for the time periods referenced. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(7)	In Mississippi, the withdrawal charge for the Base Contract is 8.5%, 7.5%, 6.5%, 5.5%, 5.0%, 4.0%, 3.0%, and 0% for the time periods referenced.

Complete Years Since Payment	Allianz Valuemark II	Allianz Valuemark III	Allianz Valuemark IV	Allianz Elite(8)	Allianz Charter II	Allianz Dimensions	Allianz Custom Income
0	5%	6%	6%	8.5%	8%	8%	8%
1	5%	5%	6%	8.5%	7%	7%	8%
2	4%	4%	6%	7.5%	0%	7%	7%
3	3%	3%	5%	6.5%	0%	6%	6%
4	1.5%	1.5%	4%	5%	0%	5%	5%
5	0%	0%	3%	4%	0%	4%	4%
6	0%	0%	2%	3%	0%	3%	3%
7	0%	0%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(8)	This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.

Total withdrawal charges paid by owners during the years ended December 31, 2012 and 2011, were $23,834,039 and $24,409,010 respectively.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Allianz Dimensions, Allianz Valuemark IV, Allianz Elite, Allianz Alterity, Allianz High Five, Allianz Vision, and Allianz Connections all include a waiver of withdrawal charge benefit for nursing home confinement and/or diagnosis of a terminal illness.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a portion of their total purchase payments each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Alterity, Allianz Rewards, Allianz High Five Bonus, Allianz High Five, Allianz High Five L, Allianz Dimensions, Allianz Elite, Allianz Vision, Allianz Connections, and Allianz Custom Income contracts that do not include the TIP. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark II and III each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark IV, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz Dimensions, each year during the first five contract years the owner can withdraw up to 10% of total purchase payments, and the owner can withdraw up to 20% of total purchase payments each year after that. For Allianz Alterity, each year the owner can withdraw 12% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Rewards and Allianz High Five Bonus, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz High Five and Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Elite, Allianz Custom Income, Allianz High Five L and Allianz Connections, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

On Allianz Alterity and Allianz Rewards, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz High Five Original Contracts, Allianz Charter II and Allianz Dimensions, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available once each year beginning five years after the income date during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected.

On Allianz Valuemark Income Plus, under annuity options 2 or 4, partial liquidations of up to 75% of the total withdrawal value (less any previously liquidated amounts) are available once each year after the first contract year during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz Valuemark Income Plus under annuity option 6, owners may also take a liquidation once each year after the fist contract year of up to 100% of the total withdrawal value (less any previously liquidated amounts). The total liquidation value (or total withdrawal value) is equal to the present value of the remaining guaranteed variable traditional annuity payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation, less a commutation fee.

Commutation fee during the Annuity Phase under annuity option 2, 4 or 6 are as follows:
Complete Years Since Income Date	Allianz Alterity	Allianz Rewards	Allianz High Five Original Contracts	Allianz Charter II	Allianz Dimensions	Allianz Valuemark Income Plus
0	5%	7%	N/A	N/A	N/A	5%
1	4%	6%	N/A	N/A	N/A	5%
2	3%	5%	N/A	N/A	N/A	4%
3	2%	4%	N/A	N/A	N/A	3%
4	1%	3%	N/A	N/A	N/A	2%
5	1%	2%	4%	4%	7%	1%
6	1%	1%	3%	3%	6%	1%
7	1%	1%	2%	2%	5%	1%
8	1%	1%	1%	1%	4%	1%
9	1%	1%	1%	1%	3%	1%
10	1%	1%	1%	1%	2%	1%
11+	1%	1%	1%	1%	1%	1%

On Allianz Alterity and Allianz High Five Original Contracts, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. On Allianz Alterity and Allianz High Five Original Contracts, 100% of the total liquidation value is available annually and the withdrawal charge is based on the number of contract years since the payment was received. On Allianz Dimensions, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. On Allianz Dimensions, 100% of the total liquidation value is available annually beginning on the fifth Contract Anniversary.

Withdrawal charge during the Annuity Phase under annuity option 6 are as follows:

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
0	7%	8%	N/A
1	6%	8%	N/A
2	5%	7%	N/A
3	4%	6%	N/A

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
4	3%	5%	N/A
5	0%	4%	4%
6	0%	3%	3%
7+	0%	0%	0%

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer for all products (or 2% of the amount transferred, if less, for Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Charter). The follow transfers do not count against any free transfers allowed and are not subject to a transfer fee: dollar cost averaging transfers; flexible rebalancing transfers, GAV or GPV Transfers under any High Five Living Guarantees; or quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector, Income Protector or Retirement Pro. Fees paid by the contract owners during the years ended December 31, 2012 and 2011, were  $8,189 and $26,146, respectively. Net transfers (to)/from the general account during the years ended December 31, 2012 and 2011, were $1,621,933,000 and $(258,738,000), respectively.

Allianz Dimensions has an optional Increased Annuity Payment Benefit that carries an additional charge per $100 of the basic annuity payment, depending on the annuitant’s age and gender; the maximum charge ranges from $0.95 to $9.97. Allianz Dimensions also offered optional Guaranteed Value Protection Benefits (GVPs), which provided either the Guaranteed Principal Protector Benefit or the Guaranteed Performance Accumulator Benefit. During the Accumulation Phase, the GVPs carry an additional charge based on the contract anniversary value that is deducted on the last day of each contract year. If the Dimensional Asset Allocation Model requirements are met, the GVP charge will not be more than 2% for the first ten contract years; otherwise, the GVP charge will not be more than 3% for the first ten contract years. On and after the tenth contract anniversary, the GVP charge can be increased to 5%.

Premium taxes or other taxes payable to a state or other governmental entity may be assessed based on Purchase Payments or amounts applied to Annuity Payments. Allianz Life Insurance Company is responsible for paying these taxes. The Annuity Contract may indicate that the Company deducts this tax from the client’s Contract Value. Currently, the Company does not deduct this tax from the client contracts, although the Company reserves the right to do so in the future.

A rescission is defined as a contract that is returned to the Company by the contract owner and canceled within the free-look period, which is generally 10 days.

Additional Purchase Payments

In September 2012, the option to submit additional Purchase Payments to Allianz Contracts available under Allianz Life Variable Account B was discontinued except for Retirement
Pro and Retirement Advantage Contracts, Connections Contracts issued after May of 2011, Vision Contracts issued after August of 2009, and any Contracts issued in Connecticut,
Florida, or New Jersey.

Capitalization

Allianz Life may provide seed capital for the establishment of new funds as investment options of the Variable Account. The capitalization transactions are as follows during the year ended December 31, 2012 (in thousands):

Fund	Capitalization Amount	Date of Capitalization
AZL MVP Balanced Index Strategy Fund	$ 5,000	January 11, 2012
AZL MVP Growth Index Strategy Fund	5,000	January 11, 2012
AZL MVP Fusion Balanced Fund	5,000	January 11, 2012
AZL MVP Fusion Moderate Fund	5,000	January 11, 2012
AZL MVP BlackRock Global Allocation Fund	5,000	January 11, 2012
AZL MVP Invesco Equity and Income Fund	5,000	January 11, 2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	5,000	April 30, 2012
	$ 35,000

Allianz Life will generally begin to recapture seed capital immediately. The recapture amount is formula driven, such that if there is positive net activity in the investment option each trading day, 75% will be deemed as available for seed recapture until all seed shares have been liquidated. All seed capital is invested at a Net Asset Value of $10.00 with the cost basis adjusting only when the investment options distribute income and gains. Allianz Life reserves the right to make modifications to the frequency of recapturing seed capital.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

The recapture transactions are as follows during the year ended December 31, 2012:

Fund	Seed Capital Recaptured	Remaining Seed Capital
AZL MVP Balanced Index Strategy Fund	$ 5,000	$ -
AZL MVP Growth Index Strategy Fund	5,000	-
AZL MVP Fusion Balanced Fund	5,000	-
AZL MVP Fusion Moderate Fund	5,000	-
AZL MVP BlackRock Global Allocation Fund	5,000	-
AZL MVP Invesco Equity and Income Fund	5,000	-
AZL MVP Franklin Templeton Founding Strategy Plus Fund	5,000	-
	$ 35,000	-

3.      FEDERAL INCOME TAXES

Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

4.      PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012, are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$ 42	$ 325
Alger American LargeCap Growth Portfolio	48	626
Alger American MidCap Growth Portfolio	10	549
Alger American SmallCap Growth Portfolio	80	30
AZL Allianz AGIC Opportunity Fund	24,811	29,289
AZL Balanced Index Strategy Fund	69,340	44,406
AZL BlackRock Capital Appreciation Fund	82,606	74,838
AZL Columbia Mid Cap Value Fund	29,614	23,020
AZL Columbia Small Cap Value Fund	21,148	16,025
AZL Davis New York Venture Fund	88,254	74,638
AZL Dreyfus Research Growth Fund	40,905	40,087
AZL Federated Clover Small Value Fund	40,346	46,458
AZL Franklin Templeton Founding Strategy Plus Fund	86,907	58,435
AZL Fusion Balanced Fund	146,454	126,444
AZL Fusion Conservative Fund	86,706	41,189
AZL Fusion Growth Fund	137,240	122,467
AZL Fusion Moderate Fund	248,090	191,310
AZL Gateway Fund	26,511	17,935
AZL Growth Index Strategy Fund	210,832	121,533
AZL International Index Fund	21,271	14,251
AZL Invesco Equity and Income Fund	119,177	107,285
AZL Invesco Growth and Income Fund	41,559	39,623
AZL Invesco International Equity Fund	50,246	55,828
AZL JPMorgan International Opportunities Fund	70,451	55,949
AZL JPMorgan U.S. Equity Fund	51,235	35,213
AZL MFS Investors Trust Fund	49,569	49,194
AZL MFS Value Fund	61,316	52,521
AZL Mid Cap Index Fund	34,854	18,244
AZL Money Market Fund	780,786	771,651
AZL Morgan Stanley Global Real Estate Fund	17,836	22,147
AZL Morgan Stanley Mid Cap Growth Fund	80,422	71,907
AZL MVP Balanced Index Strategy Fund	69,503	7,165
AZL MVP BlackRock Global Allocation Fund	305,069	12,301
AZL MVP Franklin Templeton Founding Strategy Plus Fund	52,847	11,445
AZL MVP Fusion Balanced Fund	117,180	9,268
AZL MVP Fusion Moderate Fund	208,455	11,672
AZL MVP Growth Index Strategy Fund	235,484	14,797
AZL MVP Invesco Equity and Income Fund	78,031	7,714
AZL NFJ International Value Fund	15	-
AZL Oppenheimer Discovery Fund	18,467	16,911
AZL Pyramis Core Bond Fund	2,952	261
AZL Russell 1000 Growth Index Fund	1,812	468
AZL Russell 1000 Value Index Fund	1,100	169
AZL S&P 500 Index Fund	116,804	85,033
AZL Schroder Emerging Markets Equity Fund CL 1	2,780	4,347
AZL Schroder Emerging Markets Equity Fund CL 2	54,712	58,198
AZL Small Cap Stock Index Fund	44,697	37,684

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	Cost of Purchases	Proceeds from Sales
BlackRock Equity Dividend V.I. Fund	49	-
BlackRock Global Allocation V.I. Fund	288,294	190,322
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	5,028	11,201
Columbia Variable Portfolio – Seligman Global Technology Fund	5	124
Davis VA Financial Portfolio	10,827	12,907
Davis VA Real Estate Portfolio	6	317
Davis VA Value Portfolio	11,432	12,712
Dreyfus VIF Appreciation Portfolio	38	2
Eaton Vance VT Floating-Rate Income Fund	303	2
Fidelity VIP Emerging Markets Portfolio	62	-
Fidelity VIP FundsManager 50% Portfolio	12,630	6,736
Fidelity VIP FundsManager 60% Portfolio	23,730	9,294
Fidelity VIP Mid Cap Portfolio	21	2
Fidelity VIP Strategic Income Portfolio	356	-
Franklin Global Real Estate Securities Fund	21,302	22,620
Franklin Growth and Income Securities Fund	21,389	34,272
Franklin High Income Securities Fund	70,107	64,835
Franklin Income Securities Fund	402,031	156,782
Franklin Large Cap Growth Securities Fund	19,005	24,419
Franklin Rising Dividends Securities Fund	36,637	44,474
Franklin Small Cap Value Securities Fund	8,536	12,826
Franklin Small-Mid Cap Growth Securities Fund	17,156	19,949
Franklin Strategic Income Securities Fund	161	1
Franklin Templeton VIP Founding Funds Allocation Fund	17,486	27,916
Franklin U.S. Government Fund	150,198	152,666
Invesco V.I. Balanced-Risk Allocation Fund	221	1
Invesco V.I. Capital Appreciation Fund	-	3,559
Invesco V.I. Core Equity Fund	26	325
Invesco V.I. International Growth Fund	10	66
Invesco Van Kampen LIT Growth & Income Portfolio	7	61
Invesco Van Kampen V.I. American Franchise Fund	3,383	483
Invesco Van Kampen V.I. American Value Fund	15	2
Ivy Funds VIP Asset Strategy Portfolio	398	101
Ivy Funds VIP Energy Portfolio	24	-
Ivy Funds VIP Global Natural Resources Portfolio	45	-
Ivy Funds VIP Growth Portfolio	54	-
Ivy Funds VIP Mid Cap Growth Portfolio	15	2
Ivy Funds VIP Science and Technology Portfolio	10	-
Jennison Portfolio	2,766	3,131
JPMIT International Equity Fund	3	42
JPMorgan Insurance Trust Core Bond Portfolio	31	-
JPMorgan Insurance Trust U.S. Equity Portfolio	3	39
Lazard Retirement International Equity Portfolio	11	2
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	-	-
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	8	-
Legg Mason Dynamic Multi-Strategy VIT Portfolio	-	-
MFS VIT II International Value Portfolio	207	-
MFS VIT Research Bond Portfolio	63	-
MFS VIT Utilities Portfolio	69	-
Mutual Shares Securities Fund	134,907	106,045

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	Cost of Purchases	Proceeds from Sales
Oppenheimer Global Securities Fund/VA	9,012	15,923
Oppenheimer Global Strategic Income Fund/VA	6,571	403
Oppenheimer High Income Fund/VA	3,187	8,567
Oppenheimer International Growth Fund/VA	16	-
Oppenheimer Main Street Fund/VA	6,893	12,370
PIMCO EqS Pathfinder Portfolio	65,973	86,372
PIMCO VIT All Asset Portfolio	223,665	68,189
PIMCO VIT CommodityRealReturn Strategy Portfolio	36,678	41,011
PIMCO VIT Emerging Markets Bond Portfolio	45,990	44,119
PIMCO VIT Global Advantage Strategy Bond Portfolio	45,376	15,100
PIMCO VIT Global Bond Portfolio	36,871	42,319
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	29,312	296
PIMCO VIT Global Multi-Asset Portfolio	67,545	40,335
PIMCO VIT High Yield Portfolio	328,632	152,968
PIMCO VIT Low Duration Portfolio	197	2
PIMCO VIT Real Return Portfolio	274,241	130,345
PIMCO VIT Total Return Portfolio	503,257	202,772
PIMCO VIT Unconstrained Bond Portfolio	85,100	21,906
SP International Growth Portfolio	2,057	2,008
T. Rowe Price Blue Chip Growth Portfolio	412	-
T. Rowe Price Equity Income Portfolio	360	2
T. Rowe Price Health Sciences Portfolio	76	-
Templeton Foreign Securities Fund	18,524	29,260
Templeton Global Bond Securities Fund	282,351	104,162
Templeton Growth Securities Fund	103,744	75,493

                                                                                                          75                                                                                          (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

5.      CONTRACT TRANSADTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each sub-account, excluding units for annuitized contracts, for the years ended December 31, 2012 and 2011, are as follows:

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1	-	-	-	-	-
Transfers between funds	(9)	(5)	(28)	(14)	(5)	(12)
Surrenders and terminations	(16)	(19)	(36)	(46)	(37)	(45)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(24)	(24)	(64)	(60)	(42)	(57)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Opportunity Fund		AZL Balanced Index Strategy Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	222	181	1,579	6,210
Transfers between funds	(1)	(8)	337	(565)	1,807	906
Surrenders and terminations	(2)	(27)	(790)	(704)	(990)	(659)
Rescissions	-	-	(4)	(1)	(41)	(55)
Bonus	-	-	1	1	18	38
Contract Maintenance Charges	-	-	(2)	(3)	(7)	(5)
Rider charge	-	-	(3)	(1)	(150)	(89)
Total Net Contract Transactions	(3)	(35)	(239)	(1,092)	2,216	6,346

	AZL BlackRock Capital Appreciation Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	2,191	2,548	1,634	1,721	537	639
Transfers between funds	1,722	(1,279)	288	(503)	392	(915)
Surrenders and terminations	(2,746)	(2,270)	(893)	(743)	(493)	(428)
Rescissions	(52)	(43)	(38)	(15)	(23)	(8)
Bonus	11	11	8	8	3	2
Contract Maintenance Charges	(8)	(9)	(3)	(2)	(1)	(2)
Rider charge	(41)	(23)	(27)	(14)	(9)	(5)
Total Net Contract Transactions	1,077	(1,065)	969	452	406	(717)

                                              89                                                                (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	AZL Davis New York Venture Fund		AZL Dreyfus Research Growth Fund		AZL Federated Clover Small Value Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1,195	1,395	820	729	341	563
Transfers between funds	5,470	(1,566)	1,386	(999)	709	(906)
Surrenders and terminations	(5,112)	(3,265)	(1,948)	(1,786)	(1,301)	(932)
Rescissions	(27)	(27)	(15)	(26)	(3)	(9)
Bonus	7	4	4	5	4	3
Contract Maintenance Charges	(11)	(13)	(5)	(5)	(3)	(4)
Rider charge	(23)	(15)	(11)	(5)	(7)	(4)
Total Net Contract Transactions	1,499	(3,487)	231	(2,087)	(260)	(1,289)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	2,101	10,371	3,841	13,022	1,346	5,236
Transfers between funds	1,379	3,425	2,664	8	3,331	4,116
Surrenders and terminations	(905)	(579)	(4,472)	(3,476)	(701)	(643)
Rescissions	(52)	(195)	(145)	(214)	(37)	(106)
Bonus	15	62	33	112	7	52
Contract Maintenance Charges	(7)	(4)	(19)	(17)	(4)	(2)
Rider charge	(279)	(179)	(354)	(239)	(135)	(79)
Total Net Contract Transactions	2,252	12,901	1,548	9,196	3,807	8,574

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1,351	1,072	8,489	33,637	552	1,868
Transfers between funds	7,324	(5,227)	6,119	491	513	1,149
Surrenders and terminations	(7,148)	(3,909)	(8,177)	(5,364)	(109)	(78)
Rescissions	(26)	(51)	(261)	(571)	(16)	(29)
Bonus	11	9	62	192	4	12
Contract Maintenance Charges	(22)	(25)	(44)	(38)	(1)	(1)
Rider charge	(11)	(6)	(1,036)	(725)	(45)	(24)
Total Net Contract Transactions	1,479	(8,137)	5,152	27,622	898	2,897

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	5,369	25,849	1,064	900	1,747	6,287
Transfers between funds	5,566	7,787	40	118	1,702	3,469
Surrenders and terminations	(2,281)	(1,534)	(328)	(261)	(2,206)	(1,697)
Rescissions	(94)	(341)	(14)	(9)	(43)	(80)
Bonus	25	142	3	4	12	38
Contract Maintenance Charges	(17)	(9)	(1)	(1)	(9)	(8)
Rider charge	(563)	(304)	(15)	(6)	(184)	(126)
Total Net Contract Transactions	8,005	31,590	749	745	1,019	7,883

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	738	1,075	626	792	538	526
Transfers between funds	1,346	(131)	569	(1,403)	2,436	(1,137)
Surrenders and terminations	(1,952)	(1,365)	(1,570)	(1,320)	(2,112)	(1,302)
Rescissions	(15)	(8)	(11)	(13)	(14)	(8)
Bonus	2	4	5	6	4	5
Contract Maintenance Charges	(4)	(5)	(5)	(5)	(5)	(6)
Rider charge	(9)	(6)	(11)	(6)	(7)	(4)
Total Net Contract Transactions	106	(436)	(397)	(1,949)	840	(1,926)

	AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund		AZL MFS Value Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	646	488	457	411	839	803
Transfers between funds	2,577	(570)	1,252	(1,732)	3,821	(1,127)
Surrenders and terminations	(1,756)	(943)	(1,559)	(1,184)	(3,796)	(3,167)
Rescissions	(19)	(23)	(25)	(11)	(11)	(48)
Bonus	7	3	3	2	6	6
Contract Maintenance Charges	(4)	(5)	(4)	(5)	(8)	(9)
Rider charge	(8)	(4)	(5)	(3)	(11)	(6)
Total Net Contract Transactions	1,443	(1,054)	119	(2,522)	840	(3,548)

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1,472	1,100	40,438	48,200	191	716
Transfers between funds	402	(63)	(18,525)	(31,086)	99	(613)
Surrenders and terminations	(425)	(322)	(18,101)	(14,993)	(726)	(593)
Rescissions	(24)	(8)	(1,929)	(713)	(3)	(5)
Bonus	6	5	217	343	2	5
Contract Maintenance Charges	(2)	(2)	(23)	(24)	(2)	(2)
Rider charge	(16)	(8)	(211)	(141)	(8)	(5)
Total Net Contract Transactions	1,413	702	1,866	1,586	(447)	(497)

	AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1,042	1,250	5,170	-	26,783	-
Transfers between funds	834	(2,100)	929	-	2,456	-
Surrenders and terminations	(2,097)	(1,988)	(28)	-	(129)	-
Rescissions	(35)	(14)	(97)	-	(534)	-
Bonus	7	8	39	-	128	-
Contract Maintenance Charges	(6)	(7)	-	-	-	-
Rider charge	(17)	(9)	(26)	-	(139)	-
Total Net Contract Transactions	(272)	(2,860)	5,987	-	28,565	-

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Moderate Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	3,751	-	9,697	-	17,840	-
Transfers between funds	441	-	786	-	1,205	-
Surrenders and terminations	(17)	-	(50)	-	(124)	-
Rescissions	(124)	-	(235)	-	(386)	-
Bonus	21	-	63	-	98	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(10)	-	(48)	-	(90)	-
Total Net Contract Transactions	4,062	-	10,213	-	18,543	-

	AZL MVP Growth Index Strategy Fund		AZL MVP Invesco Equity and Income Fund		AZL NFJ International Value Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	19,781	-	6,330	-	1	-
Transfers between funds	1,710	-	616	-	-	-
Surrenders and terminations	(96)	-	(24)	-	-	-
Rescissions	(439)	-	(143)	-	-	-
Bonus	98	-	34	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(99)	-	(32)	-	-	-
Total Net Contract Transactions	20,955	-	6,781	-	1	-

	AZL Oppenheimer Discovery Fund		AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	474	312	131	-	91	22
Transfers between funds	167	(667)	137	-	12	(4)
Surrenders and terminations	(355)	(350)	-	-	(3)	-
Rescissions	(7)	(2)	(1)	-	-	-
Bonus	2	2	2	-	-	-
Contract Maintenance Charges	(1)	(1)	-	-	-	-
Rider charge	(5)	(2)	-	-	-	-
Total Net Contract Transactions	275	(708)	269	-	100	18

	AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	59	21	3,434	2,820	75	343
Transfers between funds	22	3	4,770	(4,234)	(52)	(103)
Surrenders and terminations	(5)	(1)	(4,446)	(3,209)	(413)	(801)
Rescissions	-	-	(51)	(26)	-	(1)
Bonus	-	-	24	26	-	-
Contract Maintenance Charges	-	-	(12)	(14)	(2)	(2)
Rider charge	-	-	(39)	(21)	-	-
Total Net Contract Transactions	76	23	3,680	(4,658)	(392)	(564)

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund		BlackRock Equity Dividend V.I. Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	443	1,666	1,263	1,124	4	-
Transfers between funds	539	(3,311)	1,445	(1,658)	-	-
Surrenders and terminations	(2,216)	(1,976)	(1,781)	(1,363)	-	-
Rescissions	(11)	(15)	(16)	(17)	-	-
Bonus	3	8	11	9	-	-
Contract Maintenance Charges	(6)	(7)	(4)	(5)	-	-
Rider charge	(20)	(13)	(14)	(6)	-	-
Total Net Contract Transactions	(1,268)	(3,648)	904	(1,916)	4	-

	BlackRock Global Allocation V.I. Fund		Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	15,116	55,361	2	18	-	-
Transfers between funds	1,828	9,604	214	5,468	(1)	(22)
Surrenders and terminations	(5,685)	(3,824)	(702)	(509)	(12)	(66)
Rescissions	(271)	(851)	-	-	-	-
Bonus	85	296	-	-	-	-
Contract Maintenance Charges	(43)	(29)	(2)	(2)	-	-
Rider charge	(1,393)	(842)	-	-	-	-
Total Net Contract Transactions	9,637	59,715	(488)	4,975	(13)	(88)

	Davis VA Financial Portfolio		Davis VA Real Estate Portfolio		Davis VA Value Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	21	63	-	-	3	4
Transfers between funds	394	(720)	(5)	-	416	(277)
Surrenders and terminations	(635)	(484)	(6)	(2)	(825)	(698)
Rescissions	-	(1)	-	-	-	-
Bonus	-	1	-	-	-	-
Contract Maintenance Charges	(2)	(2)	-	-	(2)	(2)
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(222)	(1,143)	(11)	(2)	(408)	(973)
	Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	3	-	14	-	7	-
Transfers between funds	-	-	7	-	-	-
Surrenders and terminations	(1)	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	2	-	21	-	7	-

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	252	993	889	3,082	1	-
Transfers between funds	366	395	744	1,137	-	-
Surrenders and terminations	(66)	(20)	(130)	(35)	-	-
Rescissions	(8)	(8)	(23)	(42)	-	-
Bonus	1	8	4	21	-	-
Contract Maintenance Charges	-	-	(1)	-	-	-
Rider charge	(16)	(4)	(49)	(12)	-	-
Total Net Contract Transactions	529	1,364	1,434	4,151	1	-

	Fidelity VIP Strategic Income Portfolio		Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	10	-	11	21	182	344
Transfers between funds	9	-	434	(74)	304	(148)
Surrenders and terminations	-	-	(459)	(334)	(1,367)	(1,223)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	(1)	(1)	(3)	(3)
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	19	-	(15)	(388)	(884)	(1,030)

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	339	1,017	2,974	1,459	132	24
Transfers between funds	391	(240)	3,280	(70)	743	(210)
Surrenders and terminations	(864)	(993)	(2,425)	(1,732)	(1,142)	(962)
Rescissions	(5)	(22)	(66)	(24)	-	-
Bonus	2	7	18	12	-	-
Contract Maintenance Charges	(3)	(3)	(5)	(6)	(3)	(3)
Rider charge	(26)	(23)	(31)	(4)	-	-
Total Net Contract Transactions	(166)	(257)	3,745	(365)	(270)	(1,151)

	Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	151	39	9	6	31	12
Transfers between funds	805	(163)	316	(165)	192	(209)
Surrenders and terminations	(1,155)	(968)	(582)	(512)	(625)	(655)
Rescissions	(1)	(1)	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	(3)	(3)	(1)	(1)	(2)	(2)
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(203)	(1,096)	(258)	(672)	(404)	(854)

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	Franklin Strategic Income Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	6	-	283	883	1,468	1,137
Transfers between funds	1	-	(575)	(1,675)	(26)	1,073
Surrenders and terminations	-	-	(1,090)	(1,060)	(1,812)	(1,837)
Rescissions	-	-	(5)	(5)	(38)	(24)
Bonus	-	-	2	6	12	6
Contract Maintenance Charges	-	-	(6)	(6)	(5)	(5)
Rider charge	-	-	(9)	(7)	(33)	(16)
Total Net Contract Transactions	7	-	(1,400)	(1,864)	(434)	334

	Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	13	-	-	-	-	-
Transfers between funds	-	-	(520)	(22)	(3)	(5)
Surrenders and terminations	-	-	(31)	(141)	(22)	(55)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	(1)	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	13	-	(551)	(164)	(25)	(60)

	Invesco V.I. International Growth Fund		Invesco Van Kampen LIT Growth & Income Portfolio		Invesco Van Kampen V.I. American Franchise Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	5	-
Transfers between funds	(1)	(12)	-	-	115	(12)
Surrenders and terminations	(4)	(58)	(3)	(10)	(31)	(34)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(5)	(70)	(3)	(10)	89	(46)

	Invesco Van Kampen V.I. American Value Fund		Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1	-	7	-	2	-
Transfers between funds	-	-	(1)	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	1	-	6	-	2	-

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	3	-	1	-	1	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	3	-	1	-	1	-

	Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio		JPMIT International Equity Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	1	2	-	-
Transfers between funds	-	-	152	(15)	-	-
Surrenders and terminations	-	-	(169)	(115)	(3)	(3)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	(16)	(128)	(3)	(3)

	JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	4	-	-	-	1	-
Transfers between funds	-	-	-	(1)	-	-
Surrenders and terminations	-	-	(2)	(5)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	4	-	(2)	(6)	1	-

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Legg Mason ClearBridge Variable Aggressive Growth Portfolio		Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	1	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	1	-	-	-

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	MFS VIT II International Value Portfolio		MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1	-	3	-	3	-
Transfers between funds	20	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	21	-	3	-	3	-

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		Oppenheimer Global Securities Fund/VA
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	917	1,416	1,801	3	2
Transfers between funds	-	(20,062)	3,772	(1,353)	309	(267)
Surrenders and terminations	-	(4,108)	(4,399)	(3,555)	(856)	(823)
Rescissions	-	(5)	(17)	(12)	-	-
Bonus	-	3	8	5	-	-
Contract Maintenance Charges	-	(4)	(9)	(10)	(2)	(2)
Rider charge	-	(4)	(14)	(7)	-	-
Total Net Contract Transactions	-	(23,263)	757	(3,131)	(546)	(1,090)

	Oppenheimer Global Strategic Income Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer International Growth Fund/VA
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	1	8	1	-
Transfers between funds	261	-	(1,273)	(419)	-	-
Surrenders and terminations	(6)	-	(357)	(1,153)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	(1)	(1)	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	255	-	(1,630)	(1,565)	1	-

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	5	9	887	3,585	5,865	5,904
Transfers between funds	339	(268)	3,048	44,820	5,280	2,355
Surrenders and terminations	(863)	(899)	(5,704)	(1,151)	(2,086)	(1,334)
Rescissions	-	-	(7)	(8)	(110)	(99)
Bonus	-	-	1	2	34	42
Contract Maintenance Charges	(2)	(3)	(14)	(5)	(7)	(6)
Rider charge	-	-	(20)	(7)	(183)	(103)
Total Net Contract Transactions	(521)	(1,161)	(1,809)	47,236	8,793	6,759

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	332	1,622	278	2,691	2,275	1,830
Transfers between funds	(118)	(1,358)	224	(860)	935	1,132
Surrenders and terminations	(1,255)	(1,103)	(695)	(662)	(133)	(20)
Rescissions	(2)	(20)	(15)	(23)	(40)	(10)
Bonus	1	8	3	23	17	10
Contract Maintenance Charges	(4)	(4)	(3)	(3)	(1)	-
Rider charge	(17)	(10)	(72)	(65)	(37)	(6)
Total Net Contract Transactions	(1,063)	(865)	(280)	1,101	3,016	2,936

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	158	1,225	2,773	-	2,826	10,446
Transfers between funds	(360)	274	187	-	71	3,780
Surrenders and terminations	(732)	(750)	(13)	-	(783)	(653)
Rescissions	(12)	(19)	(45)	-	(65)	(152)
Bonus	1	7	14	-	14	59
Contract Maintenance Charges	(3)	(3)	-	-	(6)	(4)
Rider charge	(32)	(29)	(8)	-	(268)	(164)
Total Net Contract Transactions	(980)	705	2,908	-	1,789	13,312

	PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	6,502	5,110	4	-	6,386	5,747
Transfers between funds	4,332	742	7	-	4,366	4,066
Surrenders and terminations	(1,826)	(1,523)	-	-	(3,279)	(2,225)
Rescissions	(168)	(55)	-	-	(141)	(144)
Bonus	40	30	-	-	42	51
Contract Maintenance Charges	(6)	(4)	-	-	(8)	(7)
Rider charge	(127)	(54)	-	-	(146)	(69)
Total Net Contract Transactions	8,747	4,246	11	-	7,220	7,419

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		Seligman Small-Cap Value Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	10,286	9,895	4,148	2,875	-	2
Transfers between funds	9,558	(438)	2,459	1,058	-	(2,367)
Surrenders and terminations	(5,767)	(4,804)	(169)	(50)	-	(79)
Rescissions	(257)	(165)	(85)	(41)	-	-
Bonus	57	57	18	10	-	-
Contract Maintenance Charges	(16)	(14)	(1)	-	-	-
Rider charge	(268)	(148)	(54)	(7)	-	-
Total Net Contract Transactions	13,593	4,383	6,316	3,845	-	(2,444)

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1	-	4	-	6	-
Transfers between funds	220	(49)	22	-	17	-
Surrenders and terminations	(204)	(143)	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	17	(192)	26	-	23	-

	T. Rowe Price Health Sciences Portfolio		Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	3	-	53	31	3,154	3,673
Transfers between funds	-	-	203	(233)	1,027	1,187
Surrenders and terminations	-	-	(915)	(835)	(850)	(732)
Rescissions	-	-	-	-	(63)	(42)
Bonus	-	-	-	-	19	20
Contract Maintenance Charges	-	-	(3)	(3)	(3)	(2)
Rider charge	-	-	-	-	(80)	(39)
Total Net Contract Transactions	3	-	(662)	(1,040)	3,204	4,065

	Templeton Growth Securities Fund		Total All Funds
	2012	2011	2012	2011
Contract Transactions
Purchase payments	872	1,277	246,884	297,012
Transfers between funds	2,920	(650)	98,105	4,261
Surrenders and terminations	(2,763)	(2,263)	(137,975)	(108,542)
Rescissions	(15)	(8)	(6,480)	(4,473)
Bonus	3	3	1,406	1,814
Contract Maintenance Charges	(7)	(7)	(430)	(398)
Rider charge	(10)	(5)	(6,611)	(3,703)
Total Net Contract Transactions	1,000	(1,653)	194,899	185,971

                                                                                                                                                                                              (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

6.         FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, is as follows:
	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2012	154	$11.74	to	$12.54	$1,804	0.96%	1.15%	to	2.55%	16.06%	to	16.65%
2011	178	$10.12	to	$10.81	$1,795	0.11%	1.15%	to	2.55%	-2.81%	to	-1.44%
2010	202	$10.34	to	$10.99	$2,082	0.39%	1.15%	to	2.55%	11.15%	to	12.72%
2009	241	$9.24	to	$9.77	$2,227	0.00%	1.15%	to	2.55%	47.30%	to	49.37%
2008	266	$6.23	to	$6.56	$1,750	0.00%	1.15%	to	2.55%	-46.52%	to	-45.76%
Alger American LargeCap Growth Portfolio
2012	295	$8.37	to	$9.11	$2,594	1.14%	1.15%	to	2.55%	7.08%	to	8.33%
2011	359	$7.77	to	$8.41	$2,925	1.00%	1.15%	to	2.55%	-2.85%	to	-1.48%
2010	419	$7.96	to	$8.56	$3,487	0.73%	1.15%	to	2.55%	10.53%	to	12.09%
2009	491	$6.95	to	$7.65	$3,662	0.67%	1.15%	to	2.55%	43.86%	to	45.88%
2008	536	$4.74	to	$5.38	$2,797	0.22%	1.15%	to	2.55%	-47.51%	to	-46.77%
Alger American MidCap Growth Portfolio
2012	215	$11.05	to	$13.24	$2,650	0.00%	1.15%	to	2.55%	13.27%	to	14.87%
2011	257	$9.76	to	$11.53	$2,764	0.34%	1.15%	to	2.55%	-10.58%	to	-9.32%
2010	314	$10.91	to	$12.71	$3,756	0.00%	1.15%	to	2.55%	16.38%	to	18.02%
2009	360	$9.37	to	$10.77	$3,661	0.00%	1.15%	to	2.55%	47.88%	to	49.97%
2008	431	$6.34	to	$7.18	$2,941	0.17%	1.15%	to	2.55%	-59.41%	to	-58.83%
Alger American SmallCap Growth Portfolio
2012	42	$8.72	to	$9.30	$372	0.00%	1.15%	to	2.55%	10.37%	to	10.93%
2011	45	$7.90	to	$8.43	$359	0.00%	1.15%	to	2.55%	-5.61%	to	-4.29%
2010	80	$8.31	to	$8.83	$681	0.00%	1.15%	to	2.55%	22.14%	to	23.86%
2009	88	$6.34	to	$7.14	$609	0.00%	1.15%	to	2.55%	41.84%	to	43.84%
2008	99	$4.47	to	$4.98	$479	0.00%	1.15%	to	2.55%	-47.95%	to	-47.21%
AZL Allianz AGIC Opportunity Fund
2012	7,322	$12.32	to	$16.36	$98,032	0.00%	0.30%	to	3.15%	3.45%	to	6.24%
2011	7,561	$11.91	to	$14.39	$96,564	0.00%	0.30%	to	3.15%	-14.27%	to	-11.80%
2010	8,653	$13.81	to	$16.43	$127,843	0.00%	1.00%	to	3.15%	15.10%	to	17.60%
2009	10,032	$11.93	to	$13.91	$127,746	0.00%	1.00%	to	3.15%	53.20%	to	56.53%
2008	8,082	$7.83	to	$8.83	$66,668	0.00%	1.00%	to	3.00%	-48.72%	to	-47.68%
AZL Balanced Index Strategy Fund
2012	27,380	$11.37	to	$12.16	$323,625	1.41%	1.00%	to	3.15%	6.91%	to	9.19%
2011	25,164	$10.64	to	$11.14	$274,789	0.76%	1.00%	to	3.15%	-0.76%	to	1.39%
2010	18,818	$10.71	to	$10.99	$204,179	0.00%	1.00%	to	3.15%	7.07%	to	9.40%
2009³	12,957	$10.00	to	$10.04	$129,820	0.00%	1.00%	to	3.15%	0.87%	to	1.28%
AZL BlackRock Capital Appreciation Fund
2012	30,892	$11.48	to	$14.12	$380,619	0.04%	0.30%	to	3.15%	10.35%	to	13.39%
2011	29,815	$10.40	to	$11.89	$328,076	0.00%	0.30%	to	3.15%	-11.92%	to	-9.38%
2010	30,880	$11.73	to	$13.21	$381,198	0.05%	1.00%	to	3.15%	15.50%	to	18.01%
2009	30,874	$10.15	to	$11.17	$326,427	0.00%	1.00%	to	3.15%	31.25%	to	34.11%
2008	5,342	$7.76	to	$8.30	$42,814	0.00%	1.00%	to	3.00%	-38.26%	to	-37.01%

                                                                                                     87                                                                                          (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Columbia Mid Cap Value Fund
2012	11,978	$7.54	to	$9.00	$96,570	0.56%	0.30%	to	3.15%	12.47%	to	15.68%
2011	11,009	$6.69	to	$7.47	$77,581	0.86%	0.30%	to	3.15%	-6.55%	to	-3.86%
2010	10,557	$7.15	to	$7.81	$78,391	0.64%	1.00%	to	3.15%	18.86%	to	21.44%
2009	9,377	$5.97	to	$6.42	$57,894	0.84%	1.00%	to	3.15%	28.20%	to	30.99%
2008	5,241	$4.66	to	$4.90	$25,031	0.56%	1.00%	to	3.00%	-53.57%	to	-52.63%
AZL Columbia Small Cap Value Fund
2012	5,702	$8.95	to	$14.18	$69,173	0.39%	0.30%	to	3.15%	7.83%	to	10.80%
2011	5,296	$8.17	to	$12.13	$58,648	0.73%	0.30%	to	3.15%	-9.11%	to	-6.49%
2010	6,013	$8.82	to	$13.02	$71,518	0.33%	1.00%	to	3.15%	22.02%	to	24.68%
2009	5,019	$7.10	to	$10.42	$48,201	0.28%	1.00%	to	3.15%	20.83%	to	23.45%
2008	4,359	$5.77	to	$8.43	$34,886	0.60%	1.00%	to	3.00%	-34.10%	to	-32.77%
AZL Davis New York Venture Fund
2012	36,661	$10.05	to	$13.51	$403,218	0.36%	0.30%	to	3.15%	9.04%	to	11.98%
2011	35,162	$9.22	to	$11.24	$348,143	0.85%	0.30%	to	3.15%	-7.16%	to	-4.49%
2010	38,649	$9.91	to	$11.85	$407,633	2.39%	1.00%	to	3.15%	8.57%	to	10.93%
2009	41,658	$8.96	to	$10.64	$401,845	0.79%	1.00%	to	3.15%	27.74%	to	30.52%
2008	43,169	$7.12	to	$8.10	$326,971	0.94%	1.00%	to	3.00%	-42.26%	to	-41.10%
AZL Dreyfus Research Growth Fund
2012	16,990	$9.91	to	$13.39	$186,579	0.36%	0.30%	to	3.15%	14.25%	to	17.40%
2011	16,759	$8.67	to	$10.46	$158,438	0.31%	0.30%	to	3.15%	-6.19%	to	-3.48%
2010	18,846	$9.23	to	$10.93	$187,958	0.42%	1.00%	to	3.15%	19.11%	to	21.70%
2009	18,168	$7.67	to	$9.00	$150,833	0.51%	1.00%	to	3.15%	30.58%	to	33.42%
2008	19,264	$5.92	to	$6.75	$121,848	0.29%	1.00%	to	3.00%	-43.36%	to	-42.21%
AZL Federated Clover Small Value Fund
2012	11,444	$16.96	to	$21.91	$209,598	0.60%	0.30%	to	3.15%	10.98%	to	13.98%
2011	11,704	$15.28	to	$18.09	$190,356	0.56%	0.30%	to	3.15%	-6.89%	to	-4.21%
2010	12,993	$16.31	to	$19.02	$224,974	0.81%	1.00%	to	3.15%	23.17%	to	25.84%
2009	12,961	$13.14	to	$15.06	$180,301	1.76%	1.00%	to	3.15%	26.56%	to	29.32%
2008	12,991	$10.43	to	$11.59	$142,496	1.14%	1.00%	to	3.00%	-35.69%	to	-34.39%
AZL Franklin Templeton Founding Strategy Plus Fund
2012	28,295	$11.48	to	$12.58	$340,380	2.35%	0.30%	to	3.15%	11.20%	to	14.43%
2011	26,043	$10.34	to	$10.79	$277,743	0.22%	0.30%	to	3.15%	-4.87%	to	-2.13%
2010	13,142	$10.86	to	$11.12	$145,135	3.10%	1.15%	to	3.15%	6.61%	to	8.76%
2009³	981	$10.19	to	$10.22	$54,234	0.47%	1.15%	to	3.15%	1.84%	to	2.23%
AZL Fusion Balanced Fund
2012	77,972	$11.14	to	$13.86	$953,718	2.02%	0.30%	to	3.15%	7.92%	to	11.06%
2011	76,424	$10.32	to	$11.91	$853,935	2.47%	0.30%	to	3.15%	-3.97%	to	-1.20%
2010	67,228	$10.75	to	$12.14	$770,299	2.79%	1.00%	to	3.15%	7.63%	to	9.97%
2009	53,281	$10.01	to	$11.01	$558,063	2.03%	1.00%	to	3.15%	22.78%	to	25.45%
2008	33,864	$8.18	to	$8.75	$286,477	2.37%	1.00%	to	3.00%	-29.59%	to	-28.17%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Fusion Conservative Fund
2012	20,033	$11.48	to	$12.53	$238,943	1.74%	0.30%	to	3.15%	7.91%	to	10.93%
2011	16,226	$10.64	to	$11.09	$177,285	1.75%	0.30%	to	3.15%	-2.47%	to	0.34%
2010	7,652	$10.89	to	$11.11	$84,545	0.00%	1.15%	to	3.15%	7.52%	to	9.70%
2009³	576	$10.13	to	$10.15	$5,844	2.27%	1.15%	to	3.15%	1.21%	to	1.59%
AZL Fusion Growth Fund
2012	71,949	$10.43	to	$12.83	$795,201	1.57%	0.30%	to	3.15%	9.92%	to	12.94%
2011	70,470	$9.48	to	$10.84	$699,725	1.78%	0.30%	to	3.15%	-7.38%	to	-4.71%
2010	78,607	$10.20	to	$11.45	$835,941	1.73%	1.00%	to	3.15%	9.40%	to	11.78%
2009	82,691	$9.29	to	$10.22	$797,026	2.21%	1.00%	to	3.15%	28.10%	to	30.88%
2008	81,307	$7.27	to	$7.79	$610,094	1.49%	1.00%	to	3.00%	-40.75%	to	-39.55%
AZL Fusion Moderate Fund
2012	162,202	$10.74	to	$13.37	$1,920,370	1.68%	0.30%	to	3.15%	9.02%	to	12.19%
2011	157,050	$9.85	to	$11.37	$1,680,438	1.81%	0.30%	to	3.15%	-5.84%	to	-3.13%
2010	129,428	$10.47	to	$11.79	$1,444,737	1.82%	1.00%	to	3.15%	8.28%	to	10.63%
2009	88,601	$9.67	to	$10.61	$894,989	2.04%	1.00%	to	3.15%	25.73%	to	28.47%
2008	52,489	$7.75	to	$8.30	$419,531	2.29%	1.00%	to	3.00%	-34.92%	to	-33.60%
AZL Gateway Fund
2012	5,322	$10.06	to	$10.95	$55,574	0.41%	0.00%	to	3.15%	0.90%	to	4.15%
2011	4,424	$9.97	to	$10.31	$45,144	0.00%	0.00%	to	3.15%	-0.13%	to	3.06%
2010⁴	1,527	$10.00	to	$10.10	$15,393	1.39%	1.15%	to	3.15%	-0.15%	to	1.20%
AZL Growth Index Strategy Fund
2012	70,718	$11.73	to	$12.51	$866,140	1.15%	1.00%	to	3.15%	9.79%	to	12.03%
2011	62,713	$10.70	to	$11.16	$690,163	0.56%	1.00%	to	3.15%	-3.08%	to	-0.98%
2010	31,123	$11.03	to	$11.28	$348,066	0.00%	1.00%	to	3.15%	9.90%	to	12.29%
2009³	16,310	$10.03	to	$10.07	$163,917	0.00%	1.00%	to	3.15%	1.39%	to	1.80%
AZL International Index Fund
2012	5,790	$9.82	to	$10.79	$58,812	2.02%	0.00%	to	3.15%	14.59%	to	18.04%
2011	5,041	$8.57	to	$8.95	$44,076	1.26%	0.00%	to	3.15%	-15.47%	to	-12.78%
2010	4,296	$10.12	to	$10.36	$43,901	0.54%	1.00%	to	3.15%	3.80%	to	6.05%
2009³	3,593	$9.73	to	$9.77	$35,015	0.00%	1.00%	to	3.15%	-1.03%	to	-0.62%
AZL Invesco Equity and Income Fund
2012	36,445	$11.75	to	$15.05	$471,097	1.48%	0.30%	to	3.15%	8.42%	to	11.57%
2011	35,426	$10.84	to	$12.64	$416,347	1.23%	0.30%	to	3.15%	-5.20%	to	-2.47%
2010	27,543	$11.43	to	$12.98	$334,919	1.30%	1.00%	to	3.15%	8.28%	to	10.63%
2009	21,215	$10.56	to	$11.83	$234,086	2.39%	1.00%	to	3.15%	19.04%	to	21.63%
2008	14,294	$8.95	to	$9.74	$133,400	2.66%	1.00%	to	3.00%	-26.17%	to	-24.68%
AZL Invesco Growth and Income Fund
2012	15,275	$11.56	to	$15.85	$191,141	1.47%	0.30%	to	3.15%	10.94%	to	13.99%
2011	15,169	$10.42	to	$12.90	$168,140	0.86%	0.30%	to	3.15%	-4.97%	to	-2.23%
2010	15,605	$10.95	to	$13.22	$184,784	0.87%	1.00%	to	3.15%	8.88%	to	11.25%
2009	16,633	$9.95	to	$11.84	$179,126	2.50%	1.00%	to	3.15%	19.81%	to	22.41%
2008	17,428	$8.37	to	$9.65	$156,857	2.14%	1.00%	to	3.00%	-34.85%	to	-33.53%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco International Equity Fund
2012	17,046	$14.84	to	$19.69	$274,904	1.75%	0.30%	to	3.15%	12.18%	to	15.21%
2011	17,443	$13.16	to	$15.97	$247,210	0.95%	0.30%	to	3.15%	-10.18%	to	-7.59%
2010	19,392	$14.69	to	$17.40	$302,735	0.46%	1.00%	to	3.15%	9.03%	to	11.40%
2009	22,266	$13.30	to	$15.56	$316,324	1.61%	1.00%	to	3.15%	30.16%	to	32.99%
2008	12,283	$10.31	to	$11.63	$133,883	0.47%	1.00%	to	3.00%	-43.24%	to	-42.09%
AZL JPMorgan International Opportunities Fund
2012	18,137	$15.39	to	$19.99	$301,979	1.86%	0.30%	to	3.15%	16.69%	to	19.90%
2011	17,297	$13.19	to	$15.69	$242,631	0.66%	0.30%	to	3.15%	-16.09%	to	-13.67%
2010	19,223	$15.70	to	$18.23	$318,489	0.45%	1.00%	to	3.15%	2.66%	to	4.89%
2009	21,766	$15.16	to	$17.33	$349,516	7.43%	1.00%	to	3.15%	22.40%	to	25.06%
2008	15,447	$12.45	to	$13.83	$202,363	2.02%	1.00%	to	3.00%	-30.68%	to	-29.28%
AZL JPMorgan U.S. Equity Fund
2012	14,043	$11.14	to	$14.08	$168,524	0.79%	0.30%	to	3.15%	13.65%	to	16.78%
2011	12,600	$9.84	to	$11.43	$130,690	0.69%	0.30%	to	3.15%	-5.22%	to	-2.49%
2010	13,654	$10.36	to	$11.80	$148,046	0.57%	1.00%	to	3.15%	9.46%	to	11.84%
2009	14,506	$9.39	to	$10.52	$142,389	0.34%	1.00%	to	3.15%	29.57%	to	32.38%
2008	7,955	$7.28	to	$7.92	$60,030	1.00%	1.00%	to	3.00%	-40.50%	to	-39.29%
AZL MFS Investors Trust Fund
2012	14,316	$14.40	to	$17.71	$220,647	0.72%	0.30%	to	3.15%	15.41%	to	18.59%
2011	14,197	$12.47	to	$14.25	$186,853	0.61%	0.30%	to	3.15%	-5.24%	to	-2.51%
2010	16,719	$13.14	to	$14.68	$229,687	0.13%	1.00%	to	3.15%	7.57%	to	9.91%
2009	20,996	$12.11	to	$13.33	$265,918	0.02%	1.00%	to	3.15%	47.10%	to	50.29%
2008	18,959	$8.28	to	$8.86	$162,427	0.12%	1.00%	to	3.00%	-41.88%	to	-40.71%
AZL MFS Value Fund
2012	24,715	$9.53	to	$12.98	$259,569	1.26%	0.30%	to	3.15%	13.26%	to	16.32%
2011	23,875	$8.41	to	$10.36	$217,364	0.93%	0.30%	to	3.15%	-7.41%	to	-4.74%
2010	27,423	$9.06	to	$10.95	$259,905	1.09%	1.00%	to	3.15%	6.42%	to	8.73%
2009	29,313	$8.43	to	$10.02	$266,260	3.12%	1.00%	to	3.15%	22.61%	to	25.27%
2008	31,962	$6.92	to	$7.94	$236,303	2.04%	1.00%	to	3.00%	-38.08%	to	-36.82%
AZL Mid Cap Index Fund
2012	8,021	$11.38	to	$12.33	$94,071	0.45%	0.00%	to	3.15%	13.73%	to	17.22%
2011	6,608	$10.01	to	$10.32	$67,251	0.38%	0.00%	to	3.15%	-5.34%	to	-2.32%
2010⁴	5,906	$10.56	to	$10.69	$62,735	0.26%	1.00%	to	3.15%	7.54%	to	9.11%
AZL Money Market Fund
2012	83,577	$8.49	to	$12.75	$821,110	0.00%	0.00%	to	3.15%	-3.12%	to	0.00%
2011	81,711	$8.77	to	$11.33	$811,974	0.00%	0.00%	to	3.15%	-3.09%	to	0.00%
2010	80,125	$9.05	to	$11.44	$807,404	0.01%	1.00%	to	3.15%	-3.09%	to	-0.99%
2009	83,432	$9.34	to	$11.50	$854,706	0.22%	1.00%	to	3.15%	-2.89%	to	-0.78%
2008	91,349	$9.74	to	$11.49	$968,860	2.35%	1.00%	to	3.00%	-0.59%	to	1.42%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Morgan Stanley Global Real Estate Fund
2012	8,222	$9.76	to	$11.92	$85,291	1.67%	0.00%	to	3.15%	26.00%	to	29.86%
2011	8,669	$7.75	to	$8.60	$70,490	3.04%	0.00%	to	3.15%	-12.73%	to	-9.94%
2010	9,166	$8.86	to	$9.62	$84,456	1.80%	1.00%	to	3.15%	17.11%	to	19.66%
2009	8,690	$7.53	to	$8.09	$67,671	1.37%	1.00%	to	3.15%	35.84%	to	38.80%
2008	7,936	$5.55	to	$5.84	$45,174	1.84%	1.00%	to	3.00%	-47.44%	to	-46.37%
AZL Morgan Stanley Mid Cap Growth Fund
2012	21,989	$13.64	to	$18.69	$330,341	0.00%	0.30%	to	3.15%	5.14%	to	8.03%
2011	22,261	$12.97	to	$16.06	$312,295	0.35%	0.30%	to	3.15%	-9.46%	to	-6.85%
2010	25,121	$14.30	to	$17.27	$387,718	0.00%	1.00%	to	3.15%	28.39%	to	31.18%
2009	25,366	$10.98	to	$13.12	$302,330	0.00%	1.00%	to	3.15%	52.77%	to	56.10%
2008	23,754	$7.27	to	$8.38	$184,718	0.30%	1.00%	to	3.00%	-50.04%	to	-49.03%
AZL MVP Balanced Index Strategy Fund
2012⁸	5,987	$10.64	to	$10.73	$63,989	2.61%	1.40%	to	2.05%	5.32%	to	6.16%
AZL MVP BlackRock Global Allocation Fund
2012⁸	28,565	$10.46	to	$10.55	$300,335	2.02%	1.40%	to	2.05%	2.92%	to	3.80%
AZL MVP Franklin Templeton Founding Strategy Plus Fund
2012⁹	4,062	$10.54	to	$10.60	$42,976	2.50%	1.40%	to	2.05%	5.41%	to	6.05%
AZL MVP Fusion Balanced Fund
2012⁸	10,213	$10.83	to	$10.92	$111,132	2.51%	1.40%	to	2.05%	7.05%	to	7.96%
AZL MVP Fusion Moderate Fund
2012⁸	18,543	$10.90	to	$11.00	$203,278	2.26%	1.40%	to	2.05%	7.30%	to	8.21%
AZL MVP Growth Index Strategy Fund
2012⁸	20,955	$10.88	to	$10.97	$229,135	2.06%	1.40%	to	2.05%	7.04%	to	7.95%
AZL MVP Invesco Equity and Income Fund
2012⁸	6,781	$10.67	to	$10.77	$72,751	1.81%	1.40%	to	2.05%	5.86%	to	6.75%
AZL NFJ International Value Fund
2012¹⁰	1	$16.08	to	$16.08	$15	0.00%	0.30%	to	0.30%	3.71%	to	3.71%
AZL Oppenheimer Discovery Fund
2012	4,392	$11.19	to	$13.71	$51,518	0.00%	0.30%	to	3.15%	13.22%	to	16.28%
2011	4,117	$9.88	to	$11.14	$42,808	0.04%	0.30%	to	3.15%	-8.32%	to	-5.68%
2010	4,825	$10.75	to	$11.91	$54,210	0.00%	1.00%	to	3.15%	24.84%	to	27.55%
2009	3,048	$8.56	to	$9.35	$27,136	0.00%	1.00%	to	3.15%	27.32%	to	30.09%
2008	2,581	$6.74	to	$7.20	$17,898	0.00%	1.00%	to	3.00%	-45.03%	to	-43.91%
AZL Pyramis Core Bond Fund
2012¹⁰	269	$9.98	to	$10.06	$2,692	0.00%	0.30%	to	3.15%	0.37%	to	1.02%
AZL Russell 1000 Growth Index Fund
2012	118	$13.19	to	$13.28	$1,568	0.77%	0.00%	to	0.30%	14.05%	to	14.40%
2011⁵	18	$11.57	to	$11.61	$203	0.61%	0.00%	to	0.30%	1.61%	to	1.92%
AZL Russell 1000 Value Index Fund
2012	99	$12.87	to	$12.96	$1,277	1.85%	0.00%	to	0.30%	16.28%	to	16.63%
2011⁵	23	$11.07	to	$11.11	$257	1.49%	0.00%	to	0.30%	-0.55%	to	-0.25%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL S&P 500 Index Fund
2012	46,229	$7.73	to	$11.03	$429,178	1.14%	0.30%	to	3.15%	11.99%	to	15.07%
2011	42,549	$6.83	to	$8.60	$347,361	1.19%	1.00%	to	3.15%	-1.59%	to	0.54%
2010	47,207	$6.86	to	$8.57	$387,250	1.42%	1.00%	to	3.15%	11.02%	to	13.43%
2009	52,875	$6.11	to	$7.57	$386,786	0.39%	1.00%	to	3.15%	21.47%	to	24.11%
2008	30,497	$4.97	to	$6.10	$183,421	0.00%	1.00%	to	3.00%	-39.47%	to	-38.24%
AZL Schroder Emerging Markets Equity Fund CL 1
2012	3,728	$11.47	to	$12.00	$34,568	1.04%	1.40%	to	2.20%	18.86%	to	19.82%
2011	4,120	$9.65	to	$10.02	$31,777	0.96%	1.40%	to	2.20%	-18.89%	to	-18.24%
2010	4,684	$11.90	to	$12.25	$44,813	0.77%	1.40%	to	2.20%	10.16%	to	11.04%
2009	5,324	$10.80	to	$11.03	$46,225	0.35%	1.40%	to	2.20%	68.70%	to	70.06%
2008	4,941	$6.40	to	$6.49	$32,104	0.03%	1.40%	to	2.20%	-52.87%	to	-52.49%
AZL Schroder Emerging Markets Equity Fund CL 2
2012	21,422	$9.75	to	$12.81	$238,431	0.77%	0.00%	to	3.15%	17.45%	to	21.04%
2011	22,690	$8.28	to	$10.00	$212,566	0.68%	0.00%	to	3.15%	-19.83%	to	-17.27%
2010	26,338	$10.28	to	$12.21	$304,360	0.55%	1.00%	to	3.15%	8.92%	to	11.28%
2009	26,629	$9.40	to	$10.95	$279,662	0.20%	1.00%	to	3.15%	66.45%	to	70.07%
2008	23,473	$5.62	to	$6.43	$146,807	0.16%	1.00%	to	3.00%	-53.31%	to	-52.37%
AZL Small Cap Stock Index Fund
2012	16,559	$9.98	to	$11.83	$173,176	0.38%	0.00%	to	3.15%	12.37%	to	15.82%
2011	15,655	$8.88	to	$9.75	$143,752	0.53%	0.00%	to	3.15%	-2.81%	to	0.29%
2010	17,571	$9.13	to	$9.82	$164,270	0.59%	1.00%	to	3.15%	21.60%	to	24.24%
2009	18,081	$7.47	to	$7.89	$137,478	0.00%	1.00%	to	3.15%	20.97%	to	23.60%
2008	18,486	$6.18	to	$6.38	$116,150	1.30%	1.00%	to	3.00%	-32.99%	to	-31.63%
BlackRock Equity Dividend V.I. Fund
2012¹⁰	4	$11.92	to	$11.92	$49	0.00%	0.30%	to	0.30%	-0.63%	to	-0.63%
BlackRock Global Allocation V.I. Fund
2012	186,945	$9.70	to	$18.06	$1,930,836	1.51%	0.00%	to	3.15%	6.54%	to	9.97%
2011	177,308	$9.11	to	$16.68	$1,694,578	2.73%	0.00%	to	3.15%	-6.62%	to	-3.64%
2010	117,593	$9.75	to	$17.58	$1,183,647	1.47%	1.15%	to	3.15%	6.36%	to	8.51%
2009	63,930	$9.17	to	$16.27	$595,355	2.48%	1.15%	to	3.15%	17.17%	to	19.53%
2008¹	15,938	$7.83	to	$13.67	$129,553	5.77%	1.15%	to	3.00%	-21.81%	to	-20.83%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
2012	4,487	$11.15	to	$11.60	$50,772	0.00%	1.15%	to	2.70%	14.81%	to	16.56%
2011⁶	4,975	$9.71	to	$9.95	$48,707	0.00%	1.15%	to	2.70%	-13.97%	to	-12.89%
Columbia Variable Portfolio – Seligman Global Technology Fund
2012	106	$7.51	to	$8.22	$837	0.00%	1.15%	to	2.55%	5.05%	to	5.79%
2011	119	$7.15	to	$7.77	$890	0.00%	1.15%	to	2.55%	-8.12%	to	-6.83%
2010	207	$7.74	to	$8.36	$1,666	0.00%	1.15%	to	2.55%	12.61%	to	14.20%
2009	240	$6.84	to	$7.33	$1,700	0.00%	1.15%	to	2.55%	58.29%	to	60.52%
2008	282	$4.30	to	$4.58	$1,245	0.00%	1.15%	to	2.55%	-41.76%	to	-40.93%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Davis VA Financial Portfolio
2012	4,622	$11.12	to	$14.30	$56,878	2.01%	1.00%	to	3.15%	15.35%	to	17.64%
2011	4,844	$9.64	to	$12.16	$51,082	1.20%	1.00%	to	3.15%	-10.81%	to	-8.87%
2010	5,987	$10.78	to	$13.34	$70,024	0.80%	1.00%	to	3.15%	7.65%	to	9.99%
2009	7,052	$9.90	to	$12.07	$76,038	0.86%	1.00%	to	3.15%	36.80%	to	39.77%
2008	6,185	$7.29	to	$8.56	$48,716	0.00%	1.00%	to	3.00%	-47.95%	to	-46.90%
Davis VA Real Estate Portfolio
2012	17	$25.53	to	$29.62	$487	1.05%	1.15%	to	2.55%	14.19%	to	15.51%
2011	28	$22.36	to	$25.64	$698	1.31%	1.15%	to	2.55%	6.16%	to	7.65%
2010	30	$21.06	to	$23.88	$682	1.97%	1.15%	to	2.55%	16.68%	to	18.33%
2009	32	$18.05	to	$20.23	$635	2.77%	1.15%	to	2.55%	28.41%	to	30.22%
2008	45	$14.05	to	$15.57	$684	1.66%	1.15%	to	2.55%	-48.25%	to	-47.52%
Davis VA Value Portfolio
2012	4,626	$10.75	to	$13.13	$54,113	1.60%	1.15%	to	2.70%	10.05%	to	11.78%
2011	5,034	$9.77	to	$11.75	$52,978	0.80%	1.15%	to	2.70%	-6.72%	to	-5.27%
2010	6,007	$10.47	to	$12.40	$67,411	1.26%	1.15%	to	2.70%	9.76%	to	11.48%
2009	7,213	$9.54	to	$11.12	$73,314	0.86%	1.15%	to	2.70%	27.66%	to	29.66%
2008	8,426	$7.47	to	$8.58	$67,417	0.84%	1.15%	to	2.70%	-41.92%	to	-41.01%
Dreyfus VIF Appreciation Portfolio
2012¹⁰	2	$14.41	to	$14.41	$36	0.00%	0.30%	to	0.30%	-4.08%	to	-4.08%
Eaton Vance VT Floating-Rate Income Fund
2012¹⁰	21	$14.48	to	$14.48	$302	1.61%	0.30%	to	0.30%	1.34%	to	1.34%
Fidelity VIP Emerging Markets Portfolio
2012¹⁰	7	$9.04	to	$9.04	$65	0.00%	0.30%	to	0.30%	5.32%	to	5.32%
Fidelity VIP FundsManager 50% Portfolio
2012	1,893	$10.44	to	$11.90	$21,721	1.18%	1.15%	to	3.15%	6.74%	to	8.86%
2011⁵	1,364	$9.78	to	$10.94	$14,484	4.27%	1.15%	to	3.15%	-3.75%	to	-1.81%
Fidelity VIP FundsManager 60% Portfolio
2012	5,585	$9.72	to	$10.79	$58,571	1.40%	1.15%	to	3.15%	8.05%	to	10.19%
2011⁵	4,151	$9.00	to	$9.80	$39,780	3.38%	1.15%	to	3.15%	-5.21%	to	-3.30%
Fidelity VIP Mid Cap Portfolio
2012¹⁰	1	$33.66	to	$33.66	$18	0.00%	0.30%	to	0.30%	-0.04%	to	-0.04%
Fidelity VIP Strategic Income Portfolio
2012¹⁰	19	$17.95	to	$17.95	$347	11.69%	0.30%	to	0.30%	1.75%	to	1.75%
Franklin Global Real Estate Securities Fund
2012	3,032	$36.56	to	$52.86	$123,151	0.00%	1.15%	to	2.70%	24.00%	to	25.95%
2011	3,047	$29.48	to	$41.97	$97,726	7.83%	1.15%	to	2.70%	-8.16%	to	-6.73%
2010	3,435	$32.10	to	$45.00	$119,658	2.90%	1.15%	to	2.70%	17.75%	to	19.59%
2009	3,931	$27.26	to	$37.63	$116,520	12.82%	1.15%	to	2.70%	15.91%	to	17.75%
2008	4,126	$23.52	to	$31.96	$114,219	1.18%	1.15%	to	2.70%	-43.93%	to	-43.03%
                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Growth and Income Securities Fund
2012	8,395	$27.57	to	$39.86	$202,597	3.02%	1.00%	to	2.70%	9.23%	to	10.96%
2011	9,279	$25.24	to	$35.93	$197,927	3.85%	1.00%	to	2.70%	-0.31%	to	1.39%
2010	10,309	$25.32	to	$35.49	$224,185	3.75%	1.00%	to	2.70%	13.57%	to	15.52%
2009	11,581	$22.29	to	$30.77	$224,555	5.10%	1.00%	to	2.70%	23.18%	to	25.30%
2008	9,292	$18.10	to	$24.59	$210,956	3.47%	1.00%	to	2.70%	-36.88%	to	-35.79%
Franklin High Income Securities Fund
2012	9,527	$23.29	to	$48.24	$285,029	6.90%	0.00%	to	3.15%	11.96%	to	15.56%
2011	9,693	$20.80	to	$33.26	$259,296	6.48%	0.00%	to	3.15%	1.33%	to	4.56%
2010	9,950	$20.53	to	$32.12	$255,884	6.24%	1.00%	to	3.15%	9.75%	to	12.13%
2009	9,297	$18.70	to	$28.43	$211,406	6.80%	1.00%	to	3.15%	38.27%	to	41.28%
2008	6,104	$14.08	to	$20.15	$107,397	10.38%	1.00%	to	3.00%	-25.65%	to	-24.14%
Franklin Income Securities Fund
2012	23,295	$37.29	to	$71.04	$1,058,439	6.36%	0.30%	to	3.15%	9.19%	to	12.31%
2011	19,550	$34.55	to	$53.98	$764,175	5.79%	0.30%	to	3.15%	-0.78%	to	2.08%
2010	19,915	$35.17	to	$53.25	$768,184	6.62%	1.00%	to	3.15%	9.18%	to	11.55%
2009	21,911	$31.50	to	$47.37	$762,870	8.18%	1.00%	to	3.15%	31.39%	to	34.25%
2008	20,324	$24.44	to	$35.34	$633,722	5.67%	1.00%	to	3.00%	-31.74%	to	-30.36%
Franklin Large Cap Growth Securities Fund
2012	8,433	$16.60	to	$21.50	$120,580	0.91%	1.00%	to	2.70%	9.36%	to	11.08%
2011	8,703	$15.18	to	$19.35	$113,265	0.76%	1.00%	to	2.70%	-4.12%	to	-2.48%
2010	9,854	$15.83	to	$19.88	$135,484	0.91%	1.00%	to	2.70%	8.62%	to	10.48%
2009	11,029	$14.58	to	$18.02	$141,641	1.51%	1.00%	to	2.70%	26.28%	to	28.44%
2008	9,914	$11.54	to	$14.05	$128,233	1.42%	1.00%	to	2.70%	-36.28%	to	-35.18%
Franklin Rising Dividends Securities Fund
2012	8,321	$32.27	to	$56.56	$263,032	1.68%	0.30%	to	2.70%	8.96%	to	11.62%
2011	8,524	$29.61	to	$40.15	$246,361	1.60%	1.15%	to	2.70%	3.18%	to	4.82%
2010	9,620	$28.70	to	$38.31	$269,969	1.68%	1.15%	to	2.70%	17.43%	to	19.26%
2009	10,849	$24.44	to	$32.12	$262,333	1.59%	1.15%	to	2.70%	14.22%	to	16.04%
2008	10,583	$21.40	to	$27.69	$265,219	1.97%	1.15%	to	2.70%	-29.05%	to	-27.93%
Franklin Small Cap Value Securities Fund
2012	3,491	$17.61	to	$22.10	$62,885	0.80%	1.15%	to	2.70%	15.22%	to	17.09%
2011	3,749	$15.28	to	$18.89	$57,602	0.73%	1.15%	to	2.70%	-6.32%	to	-4.86%
2010	4,421	$16.31	to	$19.85	$72,298	0.78%	1.15%	to	2.70%	24.81%	to	26.76%
2009	5,229	$13.07	to	$15.66	$68,848	1.71%	1.15%	to	2.70%	25.72%	to	27.74%
2008	5,689	$10.40	to	$12.27	$64,002	1.22%	1.15%	to	2.70%	-34.81%	to	-33.78%
Franklin Small-Mid Cap Growth Securities Fund
2012	5,349	$20.99	to	$27.30	$109,406	0.00%	1.15%	to	2.70%	7.88%	to	9.58%
2011	5,753	$19.46	to	$24.92	$108,501	0.00%	1.15%	to	2.70%	-7.36%	to	-5.92%
2010	6,607	$21.00	to	$26.48	$134,257	0.00%	1.15%	to	2.70%	24.22%	to	26.16%
2009	7,513	$16.91	to	$20.99	$123,720	0.00%	1.15%	to	2.70%	39.75%	to	41.95%
2008	7,460	$12.10	to	$14.79	$102,678	0.00%	1.15%	to	2.70%	-44.03%	to	-43.15%
Franklin Strategic Income Securities Fund
2012¹⁰	7	$22.54	to	$22.54	$162	0.00%	0.30%	to	0.30%	2.47%	to	2.47%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Templeton VIP Founding Funds Allocation Fund
2012	18,723	$8.25	to	$10.14	$161,397	2.78%	0.30%	to	3.15%	11.79%	to	14.99%
2011	20,123	$7.38	to	$8.02	$153,708	0.02%	0.30%	to	3.15%	-4.59%	to	-1.84%
2010	21,987	$7.72	to	$8.21	$174,417	2.15%	1.00%	to	3.15%	6.83%	to	9.16%
2009	23,594	$7.21	to	$7.56	$173,591	2.69%	1.00%	to	3.15%	26.21%	to	28.95%
2008	19,846	$5.71	to	$5.87	$114,681	3.51%	1.00%	to	3.00%	-37.77%	to	-36.51%
Franklin U.S. Government Fund
2012	17,142	$20.49	to	$41.73	$469,379	2.71%	0.00%	to	3.15%	-1.24%	to	1.89%
2011	17,576	$20.75	to	$32.62	$475,595	3.14%	0.00%	to	3.15%	2.41%	to	5.68%
2010	17,242	$20.03	to	$31.18	$449,326	3.36%	1.00%	to	3.15%	2.02%	to	4.24%
2009	17,911	$19.63	to	$29.69	$450,582	3.84%	1.00%	to	3.15%	-0.10%	to	2.07%
2008	17,117	$20.45	to	$29.14	$438,305	4.83%	1.00%	to	3.00%	4.40%	to	6.52%
Invesco V.I. Balanced-Risk Allocation Fund
2012¹⁰	13	$16.93	to	$16.93	$221	1.41%	0.30%	to	0.30%	0.01%	to	0.01%
Invesco V.I. Core Equity Fund
2012	177	$11.18	to	$12.28	$2,096	0.92%	1.15%	to	2.55%	11.00%	to	12.57%
2011	202	$10.07	to	$10.91	$2,133	0.91%	1.15%	to	2.55%	-2.57%	to	-1.20%
2010	262	$10.34	to	$11.04	$2,821	0.97%	1.15%	to	2.55%	6.80%	to	8.30%
2009	312	$9.68	to	$10.20	$3,117	1.79%	1.15%	to	2.55%	25.07%	to	26.83%
2008	364	$7.74	to	$8.04	$2,884	2.01%	1.15%	to	2.55%	-31.90%	to	-30.94%
Invesco V.I. International Growth Fund
2012	52	$10.86	to	$11.59	$573	1.41%	1.15%	to	2.55%	13.35%	to	13.92%
2011	57	$9.58	to	$10.48	$556	2.03%	1.15%	to	2.55%	-9.08%	to	-7.80%
2010	127	$9.97	to	$11.37	$1,357	2.29%	1.15%	to	2.55%	10.02%	to	11.57%
2009	143	$9.04	to	$10.19	$1,381	1.48%	1.15%	to	2.55%	31.84%	to	33.70%
2008	168	$6.85	to	$7.62	$1,221	0.54%	1.15%	to	2.55%	-41.88%	to	-41.06%
Invesco Van Kampen LIT Growth & Income Portfolio
2012	13	$15.81	to	$17.42	$231	1.30%	1.15%	to	2.55%	12.46%	to	13.32%
2011	16	$14.05	to	$15.37	$253	1.11%	1.15%	to	2.55%	-4.47%	to	-3.13%
2010	26	$14.62	to	$15.86	$420	0.00%	1.15%	to	2.55%	9.68%	to	11.23%
2009	31	$13.24	to	$14.26	$446	3.84%	1.15%	to	2.55%	21.24%	to	22.94%
2008	55	$10.85	to	$11.60	$632	2.10%	1.15%	to	2.55%	-33.75%	to	-32.81%
Invesco Van Kampen V.I. American Franchise Fund
2012	283	$7.76	to	$30.12	$4,505	0.00%	1.15%	to	2.55%	-4.35%	to	12.09%
2011	194	$7.02	to	$8.15	$1,493	0.00%	1.15%	to	2.55%	-8.74%	to	-7.46%
2010	240	$7.69	to	$8.81	$2,001	0.00%	1.15%	to	2.55%	16.55%	to	18.20%
2009	279	$6.60	to	$7.45	$1,979	0.00%	1.15%	to	2.55%	61.47%	to	63.75%
2008	327	$4.09	to	$4.55	$1,424	0.19%	1.15%	to	2.55%	-50.40%	to	-49.70%
Invesco Van Kampen V.I. American Value Fund
2012¹⁰	1	$23.53	to	$23.53	$13	0.00%	0.30%	to	0.30%	1.37%	to	1.37%
Ivy Funds VIP Asset Strategy Portfolio
2012¹⁰	6	$53.14	to	$53.14	$309	0.00%	0.30%	to	0.30%	3.40%	to	3.40%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy Funds VIP Energy Portfolio
2012¹⁰	2	$11.84	to	$11.84	$25	0.00%	0.30%	to	0.30%	-3.83%	to	-3.83%
Ivy Funds VIP Global Natural Resources Portfolio
2012¹⁰	3	$14.02	to	$14.02	$46	0.00%	0.30%	to	0.30%	-3.12%	to	-3.12%
Ivy Funds VIP Growth Portfolio
2012¹⁰	1	$100.94	to	$100.94	$54	0.00%	0.30%	to	0.30%	-1.83%	to	-1.83%
Ivy Funds VIP Mid Cap Growth Portfolio
2012¹⁰	1	$20.29	to	$20.29	$14	0.00%	0.30%	to	0.30%	0.74%	to	0.74%
Ivy Funds VIP Science and Technology Portfolio
2012¹⁰	0	$73.13	to	$73.13	$11	0.00%	0.30%	to	0.30%	0.01%	to	0.01%
Jennison Portfolio
2012	919	$11.36	to	$11.80	$10,603	0.00%	1.15%	to	2.70%	12.68%	to	14.28%
2011	935	$10.08	to	$10.34	$9,509	0.00%	1.15%	to	2.70%	-2.74%	to	-1.23%
2010⁴	1,063	$10.36	to	$10.47	$11,051	0.02%	1.15%	to	2.70%	5.74%	to	6.85%
JPMIT International Equity Fund
2012	7	$15.06	to	$15.34	$102	2.81%	1.15%	to	2.55%	18.77%	to	19.37%
2011	10	$12.68	to	$12.85	$123	1.98%	1.15%	to	2.55%	-13.67%	to	-12.46%
2010	13	$14.60	to	$14.72	$194	0.00%	1.15%	to	2.55%	4.46%	to	5.93%
2009²	16	$13.88	to	$13.93	$228	1.44%	1.15%	to	2.55%	38.22%	to	39.56%
JPMorgan Insurance Trust Core Bond Portfolio
2012¹⁰	4	$7.40	to	$7.40	$31	0.00%	0.30%	to	0.30%	0.77%	to	0.77%
JPMorgan Insurance Trust U.S. Equity Portfolio
2012	12	$17.03	to	$17.51	$202	1.49%	1.15%	to	2.55%	15.42%	to	16.29%
2011	14	$14.75	to	$15.05	$207	1.35%	1.15%	to	2.55%	-4.33%	to	-2.99%
2010	20	$15.32	to	$15.52	$301	0.93%	1.15%	to	2.55%	10.72%	to	12.28%
2009²	26	$13.75	to	$13.82	$357	0.00%	1.15%	to	2.55%	31.47%	to	32.74%
Lazard Retirement International Equity Portfolio
2012¹⁰	1	$15.92	to	$15.92	$10	0.00%	0.30%	to	0.30%	2.96%	to	2.96%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2012¹⁰	0	$0.00	to	$0.00	$0	0.00%	0.30%	to	0.30%	0.00%	to	0.00%
Legg Mason ClearBridge Variable Aggressive Growth Portfolio
2012¹⁰	1	$11.73	to	$11.73	$8	0.00%	0.30%	to	0.30%	-2.01%	to	-2.01%
Legg Mason Dynamic Multi-Strategy VIT Portfolio
2012¹⁰	0	$0.00	to	$0.00	$0	0.00%	0.30%	to	0.30%	0.00%	to	0.00%
MFS VIT II International Value Portfolio
2012¹⁰	21	$10.52	to	$10.52	$215	0.00%	0.30%	to	0.30%	1.88%	to	1.88%
MFS VIT Research Bond Portfolio
2012¹⁰	3	$20.15	to	$20.15	$64	0.00%	0.30%	to	0.30%	1.44%	to	1.44%
MFS VIT Utilities Portfolio
2012¹⁰	3	$20.83	to	$20.83	$70	0.00%	0.30%	to	0.30%	1.63%	to	1.63%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Mutual Shares Securities Fund
2012	30,416	$17.32	to	$26.70	$565,581	2.13%	0.30%	to	3.15%	10.85%	to	13.90%
2011	29,659	$15.63	to	$21.16	$479,036	2.31%	0.30%	to	3.15%	-4.10%	to	-1.34%
2010	32,790	$16.27	to	$21.60	$547,127	1.59%	1.00%	to	3.15%	7.75%	to	10.09%
2009	35,649	$14.88	to	$19.49	$549,364	1.96%	1.00%	to	3.15%	22.14%	to	24.79%
2008	35,119	$12.33	to	$15.46	$497,934	3.06%	1.00%	to	3.00%	-38.97%	to	-37.74%
Oppenheimer Global Securities Fund/VA
2012	5,001	$13.35	to	$16.31	$72,331	2.13%	1.15%	to	2.70%	18.02%	to	19.87%
2011	5,547	$11.31	to	$13.61	$67,438	1.34%	1.15%	to	2.70%	-10.73%	to	-9.34%
2010	6,637	$12.67	to	$15.01	$89,994	1.48%	1.15%	to	2.70%	12.87%	to	14.64%
2009	7,812	$11.22	to	$13.09	$93,465	2.28%	1.15%	to	2.70%	36.05%	to	38.17%
2008	9,271	$8.25	to	$9.47	$81,580	1.69%	1.15%	to	2.70%	-41.79%	to	-40.87%
Oppenheimer Global Strategic Income Fund/VA
2012¹¹	255	$21.12	to	$28.66	$6,271	0.00%	1.15%	to	2.70%	1.30%	to	1.58%
Oppenheimer International Growth Fund/VA
2012¹⁰	1	$18.86	to	$18.86	$17	0.00%	0.30%	to	0.30%	3.79%	to	3.79%
Oppenheimer Main Street Fund/VA
2012	5,515	$9.28	to	$11.34	$54,654	0.95%	1.15%	to	2.70%	13.74%	to	15.53%
2011	6,036	$8.16	to	$9.82	$52,181	0.89%	1.15%	to	2.70%	-2.67%	to	-1.15%
2010	7,197	$8.39	to	$9.93	$63,734	1.13%	1.15%	to	2.70%	13.01%	to	14.78%
2009	8,370	$7.42	to	$8.65	$65,355	1.94%	1.15%	to	2.70%	24.87%	to	26.82%
2008	9,230	$5.94	to	$6.82	$58,515	1.63%	1.15%	to	2.70%	-40.11%	to	-39.17%
PIMCO EqS Pathfinder Portfolio
2012	45,670	$10.07	to	$10.83	$445,806	0.86%	0.30%	to	3.00%	6.51%	to	9.44%
2011	47,479	$4.34	to	$9.78	$429,270	0.15%	0.30%	to	3.00%	-7.53%	to	-5.00%
2010⁴	243	$10.23	to	$10.35	$2,510	0.00%	1.00%	to	3.00%	3.00%	to	4.39%
PIMCO VIT All Asset Portfolio
2012	38,608	$14.07	to	$18.01	$615,879	5.57%	0.30%	to	3.15%	11.36%	to	14.60%
2011	29,815	$12.63	to	$15.78	$418,614	7.33%	0.30%	to	3.15%	-1.20%	to	1.65%
2010	23,056	$12.79	to	$15.58	$323,243	7.88%	1.00%	to	3.15%	9.58%	to	11.97%
2009	14,785	$11.67	to	$13.84	$188,459	7.75%	1.00%	to	3.15%	17.80%	to	20.36%
2008	10,475	$9.97	to	$11.52	$114,617	5.55%	1.00%	to	3.00%	-18.34%	to	-16.68%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2012	14,753	$10.20	to	$12.84	$158,971	2.75%	0.00%	to	3.15%	2.26%	to	5.39%
2011	15,816	$9.97	to	$12.35	$164,329	14.18%	0.00%	to	3.15%	-10.42%	to	-7.56%
2010	16,681	$11.05	to	$13.57	$192,780	15.19%	1.00%	to	3.15%	20.66%	to	23.28%
2009	16,309	$9.13	to	$11.07	$155,748	6.22%	1.00%	to	3.15%	37.14%	to	40.12%
2008	12,315	$6.70	to	$7.94	$85,230	4.50%	1.00%	to	3.00%	-45.46%	to	-44.35%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Emerging Markets Bond Portfolio
2012	12,792	$15.71	to	$29.53	$221,822	4.92%	0.00%	to	3.15%	14.23%	to	17.90%
2011	13,072	$13.75	to	$25.44	$195,769	5.33%	0.00%	to	3.15%	3.04%	to	6.32%
2010	11,971	$13.34	to	$24.30	$170,834	4.84%	1.00%	to	3.15%	8.69%	to	11.05%
2009	5,930	$12.28	to	$22.00	$76,335	5.87%	1.00%	to	3.15%	26.54%	to	29.29%
2008	3,274	$9.77	to	$10.44	$33,044	6.48%	1.00%	to	3.00%	-17.13%	to	-15.45%
PIMCO VIT Global Advantage Strategy Bond Portfolio
2012	5,952	$10.00	to	$10.32	$60,860	1.21%	1.40%	to	3.15%	2.93%	to	4.97%
2011⁷	2,936	$9.71	to	$9.83	$28,743	0.67%	1.40%	to	3.15%	-2.98%	to	-1.69%
PIMCO VIT Global Bond Portfolio
2012	9,946	$12.67	to	$20.51	$138,083	1.63%	0.00%	to	3.15%	3.61%	to	6.95%
2011	10,926	$12.23	to	$19.48	$144,226	2.55%	0.00%	to	3.15%	4.25%	to	7.56%
2010	10,221	$11.73	to	$18.39	$127,439	2.72%	1.00%	to	3.15%	8.20%	to	10.55%
2009	8,649	$10.84	to	$16.73	$98,030	3.13%	1.00%	to	3.15%	13.24%	to	15.70%
2008	7,579	$9.62	to	$14.54	$75,572	3.31%	1.00%	to	3.00%	-3.78%	to	-1.84%
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2012⁹	2,908	$10.19	to	$10.25	$29,750	3.15%	1.40%	to	2.05%	2.14%	to	2.76%
PIMCO VIT Global Multi-Asset Portfolio
2012	29,065	$10.83	to	$11.96	$329,118	3.61%	0.00%	to	3.15%	5.53%	to	8.87%
2011	27,276	$10.26	to	$10.71	$288,375	1.91%	0.00%	to	3.15%	-4.77%	to	-1.73%
2010	13,964	$10.77	to	$10.99	$152,775	4.74%	1.15%	to	3.15%	7.90%	to	10.08%
2009³	1,092	$9.98	to	$10.02	$10,923	1.05%	1.15%	to	3.15%	0.37%	to	0.75%
PIMCO VIT High Yield Portfolio
2012	31,163	$15.45	to	$23.21	$565,614	5.78%	0.00%	to	3.15%	10.77%	to	14.33%
2011	22,416	$13.94	to	$17.70	$356,740	6.97%	0.00%	to	3.15%	0.16%	to	3.36%
2010	18,170	$13.92	to	$17.32	$279,787	7.24%	1.00%	to	3.15%	10.95%	to	13.36%
2009	14,268	$12.55	to	$15.30	$193,247	8.66%	1.00%	to	3.15%	36.08%	to	39.04%
2008	9,789	$9.25	to	$11.02	$96,790	7.78%	1.00%	to	3.00%	-25.81%	to	-24.30%
PIMCO VIT Low Duration Portfolio
2012¹⁰	11	$18.21	to	$18.21	$195	0.00%	0.30%	to	0.30%	0.63%	to	0.63%
PIMCO VIT Real Return Portfolio
2012	40,380	$14.02	to	$23.40	$637,500	1.05%	0.00%	to	3.15%	5.37%	to	8.76%
2011	33,160	$13.30	to	$21.85	$485,724	2.04%	0.00%	to	3.15%	8.22%	to	11.67%
2010	25,741	$12.29	to	$19.87	$341,921	1.43%	1.00%	to	3.15%	4.76%	to	7.03%
2009	23,987	$11.73	to	$18.67	$299,229	3.10%	1.00%	to	3.15%	14.72%	to	17.22%
2008	19,352	$10.31	to	$16.01	$210,471	3.53%	1.00%	to	3.00%	-9.81%	to	-7.98%
PIMCO VIT Total Return Portfolio
2012	76,902	$16.36	to	$24.57	$1,460,992	2.57%	0.00%	to	3.15%	6.19%	to	9.60%
2011	63,309	$15.40	to	$19.55	$1,105,286	2.63%	0.00%	to	3.15%	0.41%	to	3.61%
2010	58,926	$15.34	to	$19.09	$997,997	2.41%	1.00%	to	3.15%	4.76%	to	7.04%
2009	50,292	$14.64	to	$17.86	$779,577	5.15%	1.00%	to	3.15%	10.53%	to	12.94%
2008	34,157	$13.43	to	$15.85	$492,177	4.47%	1.00%	to	3.00%	1.70%	to	3.76%

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Unconstrained Bond Portfolio
2012	10,161	$10.12	to	$10.66	$105,407	0.96%	0.00%	to	3.15%	4.44%	to	7.75%
2011⁷	3,845	$9.70	to	$9.82	$37,631	0.99%	0.00%	to	3.15%	-3.10%	to	-1.05%
SP International Growth Portfolio
2012	1,147	$6.52	to	$7.77	$7,901	0.00%	1.15%	to	2.70%	18.72%	to	20.46%
2011	1,130	$5.46	to	$6.45	$6,454	0.45%	1.15%	to	2.70%	-17.57%	to	-16.28%
2010	1,322	$6.62	to	$7.70	$9,124	1.21%	1.15%	to	2.70%	10.78%	to	12.51%
2009	1,666	$5.95	to	$6.84	$10,271	1.31%	1.15%	to	2.70%	32.80%	to	34.88%
2008	1,826	$4.48	to	$5.07	$8,551	1.45%	1.15%	to	2.70%	-51.81%	to	-51.05%
T. Rowe Price Blue Chip Growth Portfolio
2012¹⁰	26	$16.73	to	$16.73	$430	0.00%	0.30%	to	0.30%	-2.74%	to	-2.74%
T. Rowe Price Equity Income Portfolio
2012¹⁰	23	$16.31	to	$16.31	$368	2.24%	0.30%	to	0.30%	0.46%	to	0.46%
T. Rowe Price Health Sciences Portfolio
2012¹⁰	3	$28.54	to	$28.54	$76	0.00%	0.30%	to	0.30%	-2.02%	to	-2.02%
Templeton Foreign Securities Fund
2012	7,989	$21.40	to	$30.55	$173,861	3.10%	1.00%	to	2.70%	15.07%	to	17.05%
2011	8,651	$18.60	to	$26.10	$161,623	1.86%	1.00%	to	2.70%	-13.01%	to	-11.52%
2010	9,691	$21.38	to	$29.49	$209,040	2.00%	1.00%	to	2.70%	5.52%	to	7.33%
2009	10,934	$20.26	to	$27.23	$223,268	3.62%	1.00%	to	2.70%	33.39%	to	35.68%
2008	10,526	$15.19	to	$19.75	$192,585	2.58%	1.00%	to	2.70%	-41.97%	to	-40.97%
Templeton Global Bond Securities Fund
2012	16,960	$32.66	to	$68.14	$757,251	6.39%	0.00%	to	3.15%	11.48%	to	15.07%
2011	13,756	$29.30	to	$47.85	$531,186	5.44%	0.00%	to	3.15%	-3.94%	to	-0.87%
2010	9,691	$30.50	to	$48.24	$376,262	1.37%	1.00%	to	3.15%	10.90%	to	13.31%
2009	6,355	$27.50	to	$42.17	$221,537	13.84%	1.00%	to	3.15%	15.00%	to	17.50%
2008	4,025	$24.89	to	$35.86	$124,761	3.84%	1.00%	to	3.00%	3.06%	to	5.15%
Templeton Growth Securities Fund
2012	19,953	$18.64	to	$30.57	$405,132	2.06%	0.30%	to	3.15%	17.47%	to	20.70%
2011	18,953	$15.87	to	$22.06	$315,498	1.43%	0.30%	to	3.15%	-9.85%	to	-7.25%
2010	20,606	$17.58	to	$23.99	$377,045	1.42%	1.00%	to	3.15%	4.06%	to	6.32%
2009	22,893	$16.47	to	$22.59	$399,185	3.28%	1.00%	to	3.15%	27.04%	to	29.80%
2008	22,126	$13.25	to	$17.43	$351,451	1.93%	1.00%	to	3.00%	-44.03%	to	-42.90%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, the account fee for the Income Advantage Account, and expenses of the underlying funds are excluded. Rider charges and account fees are calculated daily beginning on the day after the rider/account effective date and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector, Income Protector and Income Focus range between 0.80% and 1.35% and are excluded from the expense ratio. The account fees for Income Advantage Account are 1.00% for Single Income Advantage Payments and 1.15% for Joint Income Advantage Payments and are excluded from the expense ratio. Please refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts range between 1.00% and 1.75% and are excluded from the expense ratio.

                                                                                                                                                                                        (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2012

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units.  Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized.

**** Units Outstanding excludes units for annuitized contracts and Seed Shares.  Total Net Assets includes the net assets of the annuitized contracts and Seed Shares.  Total net assets of annuitized contracts at December 31, 2012, 2011, 2010, 2009, and 2008, are $6,420, $6,117, $7,533,  $7,434,  and $6,151, respectively.

1.      Period from May 1, 2008 (fund commencement) to December 31, 2008
2.      Period from April 23, 2009 (fund commencement) to December 31, 2009
3.      Period from October 23, 2009 (fund commencement) to December 31, 2009
4.      Period from April 30, 2010 (fund commencement) to December 31, 2010
5.      Period from January 21, 2011 (fund commencement) to December 31, 2011
6.      Period from March 11, 2011 (fund commencement) to December 31, 2011
7.      Period from May 2, 2011 (fund commencement) to December 31, 2011
8.      Period from Jan 23, 2012 (fund commencement) to December 31, 2012
        9.       Period from Apr 30, 2012 (fund commencement) to December 31, 2012
        10.     Period from Sep 17, 2012 (fund commencement) to December 31, 2012
        11.     Period from Oct 26, 2012 (fund commencement) to December 31, 2012
7.         SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2012, that require adjustment to the financial statements.